UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2013

Item 1.  Report to Stockholders.

[Calvert High Yield Bond Fund Annual Report]

[Calvert Income Fund Annual Report]

[Calvert Short-Duration Income Fund Annual Report]

[Calvert Long-Term Income Fund Annual Report]

[Calvert Ultra-Short Income Fund Annual Report]

[Calvert Government Fund Annual Report]

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Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

Dear Calvert Shareholder,

For the 12 months ended September 30, 2013, the global equity markets generally had a strong year, while bonds saw more mixed results. Large-cap stocks, as represented by the Russell 1000 Index, posted a healthy 20.9% return, while the smaller-cap Russell 2000 Index led with a 30.1% gain. This occurred despite political turmoil and market concerns worldwide about a forced shutdown of the U.S. government and the upcoming debt ceiling deadline.

Despite these advances, it was a challenging year for the financial markets overall. At various times, issues at home and abroad led to marked volatility in the performance of both stocks and bonds. Emerging-market performance was notably low, as fears of slowing growth in China and the Eurozone, along with continuing struggles in the Eurozone periphery, stalled regional investment. As a result, the formerly high-flying MSCI Emerging Markets Index gained only 1.3% for the period. The Barclays U.S. Credit Index, a barometer for the overall U.S. bond market, returned -1.9%.

Early in the Fall, Fed Chairman Ben Bernanke’s retirement was big news. The nomination of Vice Chair Janet Yellen as his replacement means the Fed will likely stay the course with current monetary policy. Yet, this is a historic moment for the United States, as Yellen, following Senate approval, will be the first woman to lead this critical agency.

Calvert Co-Founder Honored

I’m proud to congratulate Calvert co-founder Wayne Silby, who received the prestigious Joseph Wharton Award for Social Impact from The Alumni Club of New York, honoring his lifetime of achievement in impact investing and social entrepreneurship. Besides founding Calvert with John Guffey, Wayne is a co-founder of the Social Venture Network, Co-Chairman of the board of the Calvert Foundation, Chairman of Syntao Ltd., a CSR consultancy in Beijing, and active in other ventures in social impact and entrepreneurship.

Calvert Releases New Report on Diversity

In March, we published the latest edition of Examining the Cracks in the Glass Ceiling, which measures diversity practices of the companies that constitute the S&P 100 Index. As you know, Calvert believes companies with a diverse workforce are poised for greater success in today’s increasingly global marketplace and will enjoy greater long-term value—a view supported by a growing body of research from McKinsey, Credit Suisse, and others.

Companies in the report were rated on 10 indicators: EEO policy, internal diversity initiatives, external diversity initiatives, scope of diversity initiatives, family-friendly benefits, demographic disclosure of employees (EEO-1), highest-paid executives, board diversity,

4 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT director selection criteria, and overall corporate commitment. The highest-rated companies were Citigroup, Merck, The Coca-Cola Company, and J.P. Morgan Chase, all scoring at least 95 points or more out of 100. We hold these companies in a number of our Calvert portfolios.

While some progress has been achieved in corporate diversity practices since our last assessment in 2010, the S&P 100 companies are largely failing to translate progressive practices into increased promotion rates for women and minority employees. For example, women are now hired as often as men. However, more than half of the S&P 100 companies lack diversity among their highest-paid senior executive positions. And women still only represent 19% of board members among these large-cap companies. Much remains to be done, which is why we continue to work with a number of international, multi-stakeholder groups on these issues, as well as conduct advocacy work with individual companies.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash–appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. As always, we thank you for investing with Calvert.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 5

Performance

For the 12-month period ended September 30, 2013, Calvert High Yield Bond Fund (Class A shares at NAV) returned 8.27%. Its benchmark index, the BofA Merrill Lynch High Yield Master II Index (the Index), returned 7.14% for the same period. The Portfolio’s outperformance was largely the result of its short relative duration1 and strong security selection.

Market Review

The U.S. fixed-income market was buffeted by the decisions of monetary and fiscal policymakers throughout the reporting period, and the U.S. economy continued on its slow recovery trend. During the first six months, tax hikes and deep spending cuts (the “sequester”) created a drag on the U.S. economy, contributing to a poor growth rate of 0.6% annualized.2 In the second half, the economy logged an estimated 2.3% growth pace.3 For the entire 12 months, the U.S. economy likely grew in the neighborhood of 1.5%, less than half the 50-year average U.S. economic growth rate. The Federal Reserve’s (the Fed) inflation barometer ran at 1.2% annualized, well below the long-term comfort range of 2.0% to 2.25%.4 The unemployment rate posted a 0.5% decline, finishing the period at a relatively high 7.3%.5

6 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

There were several monetary policy decisions that moved the bond market. In September 2012, the Fed responded to slower growth, announcing bond purchases of $40 billion per month of mortgage-backed securities (called “QE3”). In December 2012, the Fed expanded QE3 by purchasing an additional $45 billion per month of Treasury securities. In late May, however, the Fed discussed a possible reduction in the $85 billion pace of bond purchasing.

As years of Fed quantitative-easing purchases reduced the pool of government bonds, private-sector investors were forced to search for higher-yielding bonds. This drove high-yield corporate bond yields to a record low of 5.24% in May.6 The Fed’s May and June suggestions that the pace of QE3 would be tapered, however, led to market expectation for less future demand for U.S. government bonds, which led to higher intermediate and long term interest rates. The ten-year Treasury yield reached 3% in early September.

Soon thereafter, however, faced with greater uncertainty about fiscal policy and tighter financial conditions, the Fed chose to continue the $85 billion QE3 pace. This surprised global markets and yields came off their highs. At the end of the reporting period, markets braced for the first government shutdown in 17 years and a battle over raising the U.S. debt limit. Market and economic uncertainty was on the rise.

Over the reporting period, the benchmark 10-year Treasury yield increased 99 basis points7 to 2.64%. The broad bond-market Barclays U.S. Aggregate Index declined 1.7% for the 12-month period.

Portfolio Strategy

The Calvert High Yield Bond Fund provided both attractive absolute and relative returns during the 12-month reporting

CALVERT HIGH YIELD
BOND FUND
SEPTEMBER 30, 2013

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	9/30/13	9/30/13
Class A	1.98%	8.27%
Class C	1.47%	7.16%
Class I	2.15%	8.58%
Class Y	2.10%	8.48%

BofA Merrill
Lynch High
Yield Master II
Index	0.91%	7.14%

Lipper High
Yield Funds
Average	0.76%	6.71%

	30 DAYS ENDED
SEC YIELD	9/30/12	9/30/13
Class A	3.94%	4.85%
Class C	3.03%	3.92%
Class I	4.68%	5.45%
Class Y	4.29%	5.18%

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Corporate	89.6%
Financial Institutions	4.5%
Industrial	82.2%
Utility	2.9%
Short-Term Investments	10.4%
Total	100%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 7 period. Security selection was the biggest contribution to performance. Credit curve positioning,8 and an active trading strategy, also enhanced the Fund’s results. The Fund’s short duration relative to that of the benchmark also helped performance.

It was a challenging and volatile fixed-income environment over the 12-month period. The Fund was positioned for this volatile interest-rate environment with a credit-quality “barbell”—an approach that combines lower-rated corporate bonds with short-term, relatively high-credit-quality securities within the high-yield (non-investment grade) universe. This strategy helped expose the portfolio to better performing, improving fundamental credit issues while managing the impact of rising interest rates.

The Fund also benefited from the outperformance of its holdings in B-rated bonds (among the lower-quality segments of the high-yield universe). The top contributors to results included bonds in the Consumer, Technology, and Energy sectors. Merger-and-acquisition headlines and large debt issuance in the Communications sector led to some weakness among those holdings.

For the majority of the year, the Fund focused on limiting its duration risk while boosting results with careful security selection. An underweight to the more interest-rate sensitive, BB-rated corporate bonds was beneficial, and general outperformance among lower-quality, CCC-rated corporate bonds (particularly in the Consumer-related sectors) substantially bolstered results. The Fund also opportunistically owned less-frequent issuer bonds that pay above-market yields, which helped outperform the Index, which is highly exposed to top-heavy issuers.

CALVERT HIGH YIELD
BOND FUND
SEPTEMBER 30, 2013

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES*	(WITH MAX. LOAD)
One year	4.29%
Five year	10.64%
Ten year	7.59%
CLASS C SHARES	(WITH MAX. LOAD)
One year	6.20%
Since inception (10/31/2011)	9.32%
CLASS I SHARES*
One year	8.58%
Five year	12.11%
Ten year	8.44%
CLASS Y SHARES*
One year	8.48%
Five year	11.62%
Ten year	8.07%

* Pursuant to an Agreement and Plan of Reorganization, Class A and Class I shares of Calvert High Yield Bond Fund, a series of Summit Mutual Funds, Inc. (“SMF High Yield”), were reorganized into the Class A and Class I shares, respectively, of an identical and newly created series of The Calvert Fund, Calvert High Yield Bond Fund, which commenced operations on September 18, 2009. The performance results prior to September 18, 2009, reflect the performance of SMF High Yield. In addition, performance results for Class A shares prior to February 1, 2007, the inception date for Class A shares of SMF High Yield, reflect the performance of Class I shares of SMF High Yield, adjusted for the 12b-1 distribution fees applicable to Class A. Performance results for Class Y shares prior to July 29, 2011 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y, unlike Class A, has no Rule 12b-1 fees.

8 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Classes A and I shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.58%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 9

The Fund’s modest allocation to bank loans for much of the reporting period also contributed positively to performance. These loans are issued by high-yield companies with attractive credit and are floating-rate instruments that pay interest based on a benchmark market rate, such as the London interbank offered rate (LIBOR) plus a defined credit spread. The interest rates on the loans reset quarterly, based on the three-month LIBOR, while maintaining a minimum yield floor. These loans have essentially zero interest-rate duration (although they still have exposure to changes in market credit spreads) and provide a way to help insulate the Fund from the negative effects of a potential sharp rise in interest rates.

Outlook

Looking ahead, we expect the economy to continue its modest growth, with low inflation and an improving but soft labor recovery trend. Fiscal and monetary policy uncertainties, including the continued threat of another government shutdown, the recurring debt ceiling debate, and the appointment of a new Fed chair, continue to be major headwinds in the near future.

Given our outlook for the economy and restrictive and uncertain fiscal policy, we expect the Fed will put a strong emphasis on improving economic data before deciding to taper and ultimately raise the Fed Funds Rate. We expect the Fed will guide the markets not to expect a hike in the policy target rates until at least late in 2015.

In view of our not-so-bullish macroeconomic and policy outlook, we continue to think that interest rates, especially on the short-to-intermediate part of the yield curve, should remain well anchored. We remain bullish on those sectors offering attractive yields relative to Treasury bonds, including investment-grade and high-yield corporate bonds, as well as enhanced collateralized mortgage-backed securities (CMBS). We believe these “spread sectors” should outperform similar-maturity Treasury bonds over the next six to 12 months. Security selection within these spread sectors, and active management of duration and the yield curve, should be key drivers of performance going forward.

Calvert Investment Management, Inc.
October 2013

1. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movement.

2. GDP data source: Commerce Department.

3. Per actual Q2 2013 GDP data and the Q3 consensus from the September WSJ Survey of Professional Forecasters.

4. Data source: Commerce Department. The September PCE data were not available at this writing.

5. Data source: BLS. Employment data for September were not available at this writing.

6. The effective yield of the Bank of America Merrill Lynch High Yield Master II.

7. A basis point is 0.01 percentage points.

8. Credit curve positioning refers to taking advantage of existing credit spreads, or the difference in yield between a corporate bond and a Treasury security with a comparable maturity.

10 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 11

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/13	9/30/13	4/1/13 - 9/30/13
CLASS A
Actual	$1,000.00	$1,019.85	$5.40
Hypothetical	$1,000.00	$1,019.73	$5.40
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$1,014.73	$10.39
Hypothetical	$1,000.00	$1,014.75	$10.39
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$1,021.51	$3.74
Hypothetical	$1,000.00	$1,021.36	$3.74
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$1,021.00	$4.03
Hypothetical	$1,000.00	$1,021.08	$4.03
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.07%, 2.06%, 0.74% and 0.79% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

12 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund and Shareholders of Calvert High Yield Bond Fund: We have audited the accompanying statement of assets and liabilities of the Calvert High Yield Bond Fund (the “Fund”), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Calvert High Yield Bond Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 13

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	PRINCIPAL
CORPORATE BONDS - 89.7%	AMOUNT	VALUE
99¢ Only Stores, 11.00%, 12/15/19	$500,000	$560,000
Accellent, Inc., 8.375%, 2/1/17	250,000	260,312
5.875%, 4/15/21	750,000	770,625
ADS Waste Holdings, Inc., 8.25%, 10/1/20 (e)	500,000	527,500
ADT Corp., 6.25%, 10/15/21 (e)	500,000	507,500
Advanced Micro Devices, Inc., 7.75%, 8/1/20	500,000	489,375
Ally Financial, Inc., 4.75%, 9/10/18	1,000,000	995,530
Alphabet Holding Co., Inc., 7.75%, 11/1/17	500,000	513,750
American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/17 (e)	160,000	170,802
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	250,000	256,250
Antero Resources Finance Corp.:
9.375%, 12/1/17	428,000	452,610
6.00%, 12/1/20	500,000	505,000
ArcelorMittal, 6.125%, 6/1/18	750,000	795,000
Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp., 6.625%,
10/1/20 (e)	500,000	510,000
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.:
4.875%, 11/15/17	750,000	765,000
8.25%, 1/15/19	250,000	271,250
Beverages & More, Inc., 9.625%, 10/1/14 (e)	1,500,000	1,500,000
BI-LO LLC / BI-LO Finance Corp., 9.25%, 2/15/19 (e)	500,000	552,500
Boise Paper Holdings LLC/Boise Finance Co., 9.00%, 11/1/17	250,000	263,125
Bon-Ton Department Stores, Inc., 8.00%, 6/15/21	500,000	467,500
Burger King Corp., 9.875%, 10/15/18	750,000	841,875
Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17	500,000	507,500
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
9.625%, 8/1/20	500,000	552,500
Carrols Restaurant Group, Inc., 11.25%, 5/15/18	500,000	562,500
Cash America International, Inc., 5.75%, 5/15/18 (e)	1,000,000	970,000
Catalent Pharma Solutions, Inc., 7.875%, 10/15/18	250,000	251,875
Celanese US Holdings LLC, 4.625%, 11/15/22	500,000	478,750
Cemex Finance LLC, 9.50%, 12/14/16 (e)	329,000	349,151
Cemex SAB de CV:
5.248%, 9/30/15 (e)(r)	500,000	515,000
7.25%, 1/15/21 (e)	1,000,000	997,500
CenturyLink, Inc.:
5.625%, 4/1/20	500,000	488,125
7.65%, 3/15/42	750,000	667,500
Checkers Drive-In Restaurants, Inc., 11.00%, 12/1/17 (e)	555,000	599,400
Chesapeake Energy Corp., 3.25%, 3/15/16	600,000	602,250
Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	500,000	552,500
CIT Group, Inc.:
4.75%, 2/15/15 (e)	250,000	258,750
4.25%, 8/15/17	300,000	305,625
5.25%, 3/15/18	850,000	890,375
5.00%, 8/1/23	250,000	242,042
Clear Channel Communications, Inc., 9.00%, 12/15/19	500,000	490,000

14 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Clearwater Paper Corp., 7.125%, 11/1/18	$750,000	$806,250
Cott Beverages, Inc.:
8.375%, 11/15/17	500,000	521,875
8.125%, 9/1/18	250,000	270,625
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	500,000	494,375
Del Monte Corp., 7.625%, 2/15/19	1,100,000	1,141,250
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	250,000	262,500
Digicel Group Ltd., 10.50%, 4/15/18 (e)	250,000	270,000
Digicel Ltd.:
8.25%, 9/1/17 (e)	250,000	259,062
6.00%, 4/15/21 (e)	500,000	470,000
DigitalGlobe, Inc., 5.25%, 2/1/21 (e)	750,000	716,250
Drill Rigs Holdings, Inc., 6.50%, 10/1/17 (e)	750,000	774,375
Emdeon, Inc., 11.00%, 12/31/19	250,000	284,688
Empire Today LLC / Empire Today Finance Corp.,
11.375%, 2/1/17 (e)	700,000	567,875
Energy XXI Gulf Coast, Inc., 7.50%, 12/15/21 (e)	500,000	493,750
Enterprise Products Operating LLC, 7.034% to 1/15/18,
floating rate thereafter to 1/15/68 (r)	750,000	834,375
EP Energy LLC / Everest Acquisition Finance, Inc., 6.875%, 5/1/19	500,000	533,750
Exopack Holding Corp., 10.00%, 6/1/18	500,000	527,500
Ferrellgas LP/Ferrellgas Finance Corp., 9.125%, 10/1/17	500,000	524,375
FGI Operating Co. LLC / FGI Finance, Inc., 7.875%, 5/1/20 (e)	750,000	780,000
Fiesta Restaurant Group, Inc., 8.875%, 8/15/16	500,000	532,500
First Data Corp., 11.75%, 8/15/21 (e)	1,000,000	965,000
First Quality Finance Co., Inc., 4.625%, 5/15/21 (e)	500,000	453,750
FMG Resources August 2006 Pty Ltd., 7.00%, 11/1/15 (e)	1,000,000	1,030,000
Ford Motor Credit Co. LLC:
8.70%, 10/1/14	250,000	268,572
6.625%, 8/15/17	250,000	288,077
5.875%, 8/2/21	250,000	277,907
Freescale Semiconductor, Inc., 10.125%, 3/15/18 (e)	74,000	80,882
Frontier Communications Corp.:
7.125%, 3/15/19	500,000	530,625
9.25%, 7/1/21	250,000	286,250
General Motors Co., 3.50%, 10/2/18 (e)	500,000	498,750
Gibson Brands, Inc., 8.875%, 8/1/18 (e)	1,000,000	1,015,000
Glencore Funding LLC, 4.125%, 5/30/23 (e)	750,000	693,800
Global Brass & Copper, Inc., 9.50%, 6/1/19 (e)	500,000	550,000
Goodrich Petroleum Corp., 8.875%, 3/15/19	750,000	780,000
Goodyear Tire & Rubber Co., 6.50%, 3/1/21	500,000	508,750
Griffon Corp., 7.125%, 4/1/18	250,000	265,000
Grifols, Inc., 8.25%, 2/1/18	500,000	536,875
H&E Equipment Services, Inc., 7.00%, 9/1/22	350,000	372,750
Halcon Resources Corp., 8.875%, 5/15/21	750,000	768,750
Hanesbrands, Inc., 6.375%, 12/15/20	500,000	538,750
Harland Clarke Holdings Corp., 9.50%, 5/15/15	693,000	693,000
Hercules Offshore, Inc.:
7.125%, 4/1/17 (e)	750,000	797,813
8.75%, 7/15/21 (e)	750,000	795,000
Hertz Corp., 5.875%, 10/15/20	500,000	515,000

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 15

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.,
5.625%, 10/15/21 (e)	$750,000	$751,875
HOA Restaurant Group LLC / HOA Finance Corp.,
11.25%, 4/1/17 (e)	750,000	765,000
Hologic, Inc., 6.25%, 8/1/20	250,000	260,312
INEOS Group Holdings SA, 6.125%, 8/15/18 (e)	750,000	733,125
Infor US, Inc., 9.375%, 4/1/19	500,000	558,750
Innovation Ventures LLC / Innovation Ventures Finance Corp.,
9.50%, 8/15/19 (e)	1,000,000	916,250
Intelsat Luxembourg SA:
6.75%, 6/1/18 (e)	500,000	518,750
7.75%, 6/1/21 (e)	500,000	517,500
Interactive Data Corp., 10.25%, 8/1/18	500,000	553,750
International Lease Finance Corp.:
4.875%, 4/1/15	250,000	258,564
7.125%, 9/1/18 (e)	250,000	279,375
Jarden Corp., 7.50%, 5/1/17	500,000	570,000
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	109,297	109
Kenan Advantage Group, Inc., 8.375%, 12/15/18 (e)	500,000	524,375
Kennedy-Wilson, Inc., 8.75%, 4/1/19	500,000	540,000
Kinetic Concepts, Inc., 10.50%, 11/1/18	750,000	827,813
Kodiak Oil & Gas Corp., 5.50%, 1/15/21 (e)	750,000	736,875
Koppers, Inc., 7.875%, 12/1/19	500,000	541,250
Kratos Defense & Security Solutions, Inc., 10.00%, 6/1/17	750,000	815,625
L Brands, Inc., 6.90%, 7/15/17	601,000	679,130
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	754,000	729,495
Landry’s, Inc., 9.375%, 5/1/20 (e)	555,000	585,525
Lear Corp., 8.125%, 3/15/20	750,000	821,250
Level 3 Communications, Inc.:
11.875%, 2/1/19	250,000	287,500
8.875%, 6/1/19	250,000	267,500
Level 3 Financing, Inc., 4.146%, 2/15/15 (r)	250,000	250,125
Linn Energy LLC/Linn Energy Finance Corp., 6.75%, 11/1/19 (e)	750,000	706,875
MetroPCS Wireless, Inc., 6.25%, 4/1/21 (e)	1,000,000	1,005,000
MGM Resorts International, 7.625%, 1/15/17	500,000	558,750
Michaels Stores, Inc., 7.75%, 11/1/18	500,000	537,500
NCR Corp., 5.00%, 7/15/22	750,000	697,500
Nielsen Finance LLC / Nielsen Finance Co., 4.50%, 10/1/20	500,000	481,250
NII Capital Corp.:
10.00%, 8/15/16	500,000	480,000
7.625%, 4/1/21	500,000	355,000
NII International Telecom SCA:
7.875%, 8/15/19 (e)	250,000	226,875
11.375%, 8/15/19 (e)	250,000	258,750
Northern Tier Energy LLC / Northern Tier Finance Corp.,
7.125%, 11/15/20 (e)	850,000	850,000
Novelis, Inc., 8.375%, 12/15/17	500,000	536,250
Nuance Communications, Inc., 5.375%, 8/15/20 (e)	371,000	350,595
Ocean Rig UDW, Inc., 9.50%, 4/27/16	500,000	530,000
Packaging Dynamics Corp., 8.75%, 2/1/16 (e)	650,000	672,750
Permian Holdings, Inc., 10.50%, 1/15/18 (e)	500,000	487,500
Petco Animal Supplies, Inc., 9.25%, 12/1/18 (e)	1,100,000	1,179,750

16 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp.,
4.875%, 5/1/21 (e)	$500,000	$465,000
Plains Exploration & Production Co.:
8.625%, 10/15/19	500,000	552,492
6.875%, 2/15/23	750,000	804,375
Plastipak Holdings, Inc., 6.50%, 10/1/21 (e)	1,000,000	1,010,000
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (e)	500,000	525,000
QEP Resources, Inc., 5.25%, 5/1/23	500,000	466,250
Reliance Intermediate Holdings LP, 9.50%, 12/15/19 (e)	250,000	271,875
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC:
7.125%, 4/15/19	500,000	531,250
9.00%, 4/15/19	250,000	262,500
9.875%, 8/15/19	250,000	271,250
Rosetta Resources, Inc., 5.625%, 5/1/21	500,000	475,000
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21 (e)	500,000	489,375
Safway Group Holding LLC / Safway Finance Corp.,
7.00%, 5/15/18 (e)	500,000	507,500
SBA Telecommunications, Inc., 5.75%, 7/15/20	250,000	248,125
Sealed Air Corp., 8.125%, 9/15/19 (e)	250,000	278,750
Serta Simmons Holdings LLC, 8.125%, 10/1/20 (e)	250,000	263,125
SM Energy Co., 6.50%, 1/1/23	500,000	510,000
Sophia LP / Sophia Finance, Inc., 9.75%, 1/15/19 (e)	250,000	271,250
Spencer Spirit Holdings, Inc.:
11.00%, 5/1/17 (e)	850,000	905,250
9.00%, 5/1/18 (e)	650,000	633,750
Sprint Capital Corp., 6.90%, 5/1/19	500,000	513,750
Sprint Communications, Inc., 6.00%, 12/1/16	500,000	530,000
Sprint Corp.:
7.25%, 9/15/21 (e)	500,000	505,000
7.875%, 9/15/23 (e)	500,000	510,000
Standard Pacific Corp.:
10.75%, 9/15/16	400,000	478,000
8.375%, 5/15/18	500,000	565,000
STATS ChipPAC Ltd., 4.50%, 3/20/18 (e)	531,000	519,052
Sun Merger Sub, Inc.:
5.25%, 8/1/18 (e)	250,000	256,250
5.875%, 8/1/21 (e)	250,000	253,438
SUPERVALU, Inc.:
8.00%, 5/1/16	250,000	273,750
6.75%, 6/1/21 (e)	500,000	475,000
Titan International, Inc.:
7.875%, 10/1/17 (e)	1,000,000	1,064,500
6.875%, 10/1/20 (e)	1,000,000	1,007,500
Toys R Us, Inc., 10.375%, 8/15/17	500,000	481,250
Triumph Group, Inc., 8.625%, 7/15/18	250,000	271,250
TRW Automotive, Inc., 8.875%, 12/1/17 (e)	250,000	263,440
UCI International, Inc., 8.625%, 2/15/19	250,000	255,000
United Rentals North America, Inc.:
9.25%, 12/15/19	250,000	280,000
7.375%, 5/15/20	500,000	538,750
Verizon Communications, Inc., 4.50%, 9/15/20	1,000,000	1,063,466
Videotron Ltd., 9.125%, 4/15/18	234,000	245,993

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 17

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
VWR Funding, Inc., 7.25%, 9/15/17	$500,000	$527,500
Whiting Petroleum Corp., 5.00%, 3/15/19	500,000	501,250
Wind Acquisition Finance SA, 7.25%, 2/15/18 (e)	500,000	517,500

Total Corporate Bonds (Cost $90,842,804)		92,675,447

FLOATING RATE LOANS(d)- 1.9%
Dell, Inc. Bridge Loans:
2/28/20*	307,700	306,162
2/26/21*	192,300	191,338
Party City Holdings, Inc., 4.25%, 7/29/19 (r)	992,500	990,322
Quicksilver Resources, Inc., 7.00%, 6/21/19 (r)	500,000	479,375

Total Floating Rate Loans (Cost $1,967,559)		1,967,197

TIME DEPOSIT - 10.6%
State Street Bank Time Deposit, 0.083%, 10/1/13	10,931,927	10,931,927

Total Time Deposit (Cost $10,931,927)		10,931,927

TOTAL INVESTMENTS (Cost $103,742,290) - 102.2%		105,574,571
Other assets and liabilities, net - (2.2%)		(2,279,563)
NET ASSETS - 100%		$103,295,008

(b) This security was valued under the direction of the Board of Trustees. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. (w) Security is in default and is no longer accruing interest.

* Non-income producing security.

Abbreviations:

LLC: Limited Liability Corporation
LP: Limited Partnership

See notes to financial statements

18 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2013

ASSETS
Investments in securities, at value (Cost $103,742,290) -
see accompanying schedule	$105,574,571
Cash	21,288
Receivable for securities sold	6,866,946
Receivable for shares sold	655,721
Interest receivable	1,968,177
Other assets	29,748
Total assets	115,116,451

LIABILITIES
Payable for securities purchased	11,587,442
Payable for shares redeemed	99,581
Payable to Calvert Investment Management, Inc.	64,161
Payable to Calvert Investment Administrative Services, Inc.	8,044
Payable to Calvert Investment Services, Inc.	1,282
Payable to Calvert Investment Distributors, Inc	13,303
Accrued expenses and other liabilities	47,630
Total liabilities	11,821,443

NET ASSETS	$103,295,008

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 1,813,198 shares outstanding	$47,746,771
Class C: 126,684 shares outstanding	3,772,053
Class I: 1,338,344 shares outstanding	43,632,606
Class Y: 159,960 shares outstanding	4,928,634
Undistributed net investment income	15,271
Accumulated net realized gain (loss)	1,367,392
Net unrealized appreciation (depreciation)	1,832,281

NET ASSETS	$103,295,008

NET ASSET VALUE PER SHARE
Class A (based on net assets of $54,608,050)	$30.12
Class C (based on net assets of $3,861,088)	$30.48
Class I (based on net assets of $39,820,539)	$29.75
Class Y (based on net assets of $5,005,331)	$31.29

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 19

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2013

NET INVESTMENT INCOME
Investment Income:
Interest income	$5,628,959
Total investment income	5,628,959

Expenses:
Investment advisory fee	557,240
Administrative fees	85,729
Transfer agency fees and expenses	119,341
Distribution Plan expenses:
Class A	110,375
Class C	28,022
Trustees’ fees and expenses	6,916
Custodian fees	36,328
Registration fees	47,704
Reports to shareholders	27,639
Professional fees	23,496
Accounting fees	18,618
Miscellaneous	21,262
Total expenses	1,082,670
Reimbursement from Advisor:
Class A	(140,672)
Class C	(12,987)
Class I	(54,286)
Class Y	(15,652)
Fees paid indirectly	(79)
Net expenses	858,994

NET INVESTMENT INCOME	4,769,965

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,566,360
Futures	(444)
2,565,916
Change in unrealized appreciation (depreciation) on:
Investments	(822,565)
(822,565)

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,743,351

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,513,316

See notes to financial statements.

20 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$4,769,965	$3,698,491
Net realized gain (loss)	2,565,916	1,009,002
Change in unrealized appreciation (depreciation)	(822,565)	4,127,106

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,513,316	8,834,599

Distributions to shareholders from:
Net investment income:
Class A shares	(2,430,079)	(1,570,431)
Class C shares	(125,962)	(32,042)
Class I shares	(2,050,600)	(2,059,926)
Class Y shares	(206,155)	(27,293)
Total distributions	(4,812,796)	(3,689,692)

Capital share transactions:
Shares sold:
Class A shares	34,116,910	21,737,552
Class C shares	2,710,773	1,859,516
Class I shares	18,484,430	6,244,435
Class Y shares	5,242,721	1,799,117
Reinvestment of distributions:
Class A shares	2,118,445	1,339,083
Class C shares	97,312	21,001
Class I shares	2,031,029	2,056,802
Class Y shares	205,585	26,637
Redemption fees:
Class A shares	8,167	1,260
Class C shares	1	86
Class I shares	433	626
Class Y shares	58	—
Shares redeemed:
Class A shares	(20,063,844)	(4,961,856)
Class C shares	(713,092)	(203,544)
Class I shares	(14,451,986)	(7,853,232)
Class Y shares	(1,837,386)	(509,098)
Total capital share transactions	27,949,556	21,558,385

TOTAL INCREASE (DECREASE) IN NET ASSETS	29,650,076	26,703,292

NET ASSETS
Beginning of year	73,644,932	46,941,640
End of year (including undistributed net investment
income of $15,271 and $58,102, respectively)	$103,295,008	$73,644,932

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 21

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2013	2012
Shares sold:
Class A shares	1,128,860	764,691
Class C shares	88,666	64,400
Class I shares	618,889	222,796
Class Y shares	167,773	61,122
Reinvestment of distributions:
Class A shares	70,491	47,185
Class C shares	3,196	720
Class I shares	68,438	73,565
Class Y shares	6,573	897
Shares redeemed:
Class A shares	(666,817)	(174,353)
Class C shares	(23,446)	(6,852)
Class I shares	(484,107)	(284,276)
Class Y shares	(58,284)	(18,156)
Total capital share activity	920,232	751,739

See notes to financial statements.

22 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: Calvert High Yield Bond Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers four classes of shares - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-today responsibility for determining the fair value of the assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a dis-

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 23 closure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type, as well as dealer supplied prices, and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts.

24 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2013, securities valued at $109, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Corporate debt	—	$92,675,338	$109		$92,675,447
Floating rate loans	—	1,967,197	—		1,967,197
Other debt obligations	—	10,931,927	—		10,931,927
TOTAL	—	$105,574,462	$109	**	$105,574,571

* For a complete listing of investments, please refer to the Schedule of Investments. **Level 3 securities represent 0.0% of net assets.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 25

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury futures contracts to hedge against interest rate changes.

During the year, the Fund invested in 10 year U.S. Treasury Notes futures. The activity was limited to a one day period during the year.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 18.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually.

26 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund had an arrangement with the custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits were used to reduce the Fund’s expenses. This arrangement was suspended on January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2014. The contractual expense cap is 1.07%, 2.07%, .74%, and .82% for Class A, C, I, and Y, respectively (Prior to November 1, 2012, the expense caps were 1.65%, 2.65%, 1.40%, and 1.40%, respectively.) For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. To the extent that any expense offset credits were earned, the Advisor’s obligation under the contractual limitation may have been reduced and the Advisor may have benefited from the expense offset arrangement.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 27

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% for Classes A, C, I, and Y based on their average daily net assets.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses.

CID received $34,797 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2013.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $15,391 for the year ended September 30, 2013. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $257,827,911 and $229,853,168, respectively. U.S. Government security purchases and sales were $2,900,980 and $2,902,977, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2013, such sales transactions were $501,300. The realized gain on these sales transactions was $672.

The tax character of dividends and distributions paid during the years ended September 30, 2013 and September 30, 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary income	$4,812,796	$3,689,692
Total	$4,812,796	$3,689,692

28 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

As of September 30, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$2,708,520
Unrealized (depreciation)	(1,004,382)
Net unrealized appreciation/(depreciation)	$1,704,138

Undistributed ordinary income	$1,296,197
Undistributed long-term capital gain	$214,609

Federal income tax cost of investments	$103,870,433

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2013.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 29

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$29.38	$26.75	$27.36
Income from investment operations:
Net investment income	1.63	1.69	1.81
Net realized and unrealized gain (loss)	.75	2.62	(.63)
Total from investment operations	2.38	4.31	1.18
Distributions from:
Net investment income	(1.64)	(1.68)	(1.79)
Total distributions	(1.64)	(1.68)	(1.79)
Total increase (decrease) in net asset value	.74	2.63	(.61)
Net asset value, ending	$30.12	$29.38	$26.75

Total return*	8.27%	16.53%	4.17%
Ratios to average net assets:A
Net investment income	5.45%	6.00%	6.32%
Total expenses	1.43%	1.58%	1.56%
Expenses before offsets	1.11%	1.58%	1.56%
Net expenses	1.11%	1.58%	1.56%
Portfolio turnover	293%	273%	286%
Net assets, ending (in thousands)	$54,608	$37,623	$17,206

		YEARS ENDED
		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES		2010	2009 (z)
Net asset value, beginning		$24.92	$24.03
Income from investment operations:
Net investment income		1.80	1.54
Net realized and unrealized gain (loss)		2.39	.95
Total from investment operations		4.19	2.49
Distributions from:
Net investment income		(1.75)	(1.60)
Total distributions		(1.75)	(1.60)
Total increase (decrease) in net asset value		2.44	.89
Net asset value, ending		$27.36	$24.92

Total return*		17.35%	11.68%
Ratios to average net assets: A
Net investment income		6.98%	6.87%
Total expenses		1.91%	2.30%
Expenses before offsets		1.65%	1.65%
Net expenses		1.65%	1.65%
Portfolio turnover		233%	156%
Net assets, ending (in thousands)		$9,427	$7,213

See notes to financial highlights.

30 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2013 (z)	2012	(z) ^^
Net asset value, beginning	$29.72	$27.75
Income from investment operations:
Net investment income	1.35	1.11
Net realized and unrealized gain (loss)	.75	1.81
Total from investment operations	2.10	2.92
Distributions from:
Net investment income	(1.34)	(.95)
Total distributions	(1.34)	(.95)
Total increase (decrease) in net asset value	.76	1.97
Net asset value, ending	$30.48	$29.72

Total return*	7.16%	10.67%
Ratios to average net assets: A
Net investment income	4.45%	4.66	% (a)
Total expenses	2.56%	4.62	% (a)
Expenses before offsets	2.10%	2.65	% (a)
Net expenses	2.10%	2.65	% (a)
Portfolio turnover	293%	273	%**
Net assets, ending (in thousands)	$3,861	$1,732

See notes to financial highlights.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 31

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$29.03	$26.48	$27.08
Income from investment operations:
Net investment income	1.71	1.86	1.97
Net realized and unrealized gain (loss)	.73	2.56	(.58)
Total from investment operations	2.44	4.42	1.39
Distributions from:
Net investment income	(1.72)	(1.87)	(1.99)
Total distributions	(1.72)	(1.87)	(1.99)
Total increase (decrease) in net asset value	.72	2.55	(.60)
Net asset value, ending	$29.75	$29.03	$26.48

Total return*	8.58%	17.19%	5.02%
Ratios to average net assets: A
Net investment income	5.77%	6.68%	7.00%
Total expenses	.95%	1.00%	.97%
Expenses before offsets	.79%	1.00%	.97%
Net expenses	.79%	1.00%	.97%
Portfolio turnover	293%	273%	286%
Net assets, ending (in thousands)	$39,821	$32,952	$29,735

		YEARS ENDED
		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES		2010	2009 (z)
Net asset value, beginning		$24.69	$23.94
Income from investment operations:
Net investment income		1.99	1.63
Net realized and unrealized gain (loss)		2.33	.90
Total from investment operations		4.32	2.53
Distributions from:
Net investment income		(1.93)	(1.78)
Total distributions		(1.93)	(1.78)
Total increase (decrease) in net asset value		2.39	.75
Net asset value, ending		$27.08	$24.69

Total return*		18.14%	12.07%
Ratios to average net assets: A
Net investment income		7.68%	7.70%
Total expenses		.97%	1.22%
Expenses before offsets		.97%	1.22%
Net expenses		.97%	1.22%
Portfolio turnover		233%	156%
Net assets, ending (in thousands)		$36,418	$34,663

See notes to financial highlights.

32 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		PERIODS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2013 (z)	2012 (z)	2011	(z) ^
Net asset value, beginning	$30.49	$27.08	$28.74
Income from investment operations:
Net investment income	1.79	1.72	.33
Net realized and unrealized gain (loss)	.75	2.79	(1.99)
Total from investment operations	2.54	4.51	(1.66)
Distributions from:
Net investment income	(1.74)	(1.10)	—
Total distributions	(1.74)	(1.10)	—
Total increase (decrease) in net asset value	.80	3.41	(1.66)
Net asset value, ending	$31.29	$30.49	$27.08

Total return*	8.48%	16.88%	(5.78%)
Ratios to average net assets:A
Net investment income	5.69%	5.92%	7.13	% (a)
Total expenses	1.28%	5.19%	2,723.84	% (a)
Expenses before offsets	.84%	1.40%	1.40	% (a)
Net expenses	.84%	1.40%	1.40	% (a)
Portfolio turnover	293%	273%	286	%**
Net assets, ending (in thousands)	$5,005	$1,338	$1

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Portfolio turnover is not annualized for periods of less than one year.

^ From inception July 29, 2011.

^^ From inception October 31, 2011.

See notes to financial statements.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 33

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also

34 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED)

shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 35

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36 www.calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED)

To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

Dear Calvert Shareholder,

For the 12 months ended September 30, 2013, the global equity markets generally had a strong year, while bonds saw more mixed results. Large-cap stocks, as represented by the Russell 1000 Index, posted a healthy 20.9% return, while the smaller-cap Russell 2000 Index led with a 30.1% gain. This occurred despite political turmoil and market concerns worldwide about a forced shutdown of the U.S. government and the upcoming debt ceiling deadline.

Despite these advances, it was a challenging year for the financial markets overall. At various times, issues at home and abroad led to marked volatility in the performance of both stocks and bonds. Emerging-market performance was notably low, as fears of slowing growth in China and the Eurozone, along with continuing struggles in the Eurozone periphery, stalled regional investment. As a result, the formerly high-flying MSCI Emerging Markets Index gained only 1.3% for the period. The Barclays U.S. Credit Index, a barometer for the overall U.S. bond market, returned -1.9%.

Early in the Fall, Fed Chairman Ben Bernanke’s retirement was big news. The nomination of Vice Chair Janet Yellen as his replacement means the Fed will likely stay the course with current monetary policy. Yet, this is a historic moment for the United States, as Yellen, following Senate approval, will be the first woman to lead this critical agency.

Calvert Co-Founder Honored

I’m proud to congratulate Calvert co-founder Wayne Silby, who received the prestigious Joseph Wharton Award for Social Impact from The Alumni Club of New York, honoring his lifetime of achievement in impact investing and social entrepreneurship. Besides founding Calvert with John Guffey, Wayne is a co-founder of the Social Venture Network, Co-Chairman of the board of the Calvert Foundation, Chairman of Syntao Ltd., a CSR consultancy in Beijing, and active in other ventures in social impact and entrepreneurship.

Calvert Releases New Report on Diversity

In March, we published the latest edition of Examining the Cracks in the Glass Ceiling, which measures diversity practices of the companies that constitute the S&P 100 Index. As you know, Calvert believes companies with a diverse workforce are poised for greater success in today’s increasingly global marketplace and will enjoy greater long-term value—a view supported by a growing body of research from McKinsey, Credit Suisse, and others.

Companies in the report were rated on 10 indicators: EEO policy, internal diversity initiatives, external diversity initiatives, scope of diversity initiatives, family-friendly benefits, demographic disclosure of employees (EEO-1), highest-paid executives, board diversity,

4 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

director selection criteria, and overall corporate commitment. The highest-rated companies were Citigroup, Merck, The Coca-Cola Company, and J.P. Morgan Chase, all scoring at least 95 points or more out of 100. We hold these companies in a number of our Calvert portfolios.

While some progress has been achieved in corporate diversity practices since our last assessment in 2010, the S&P 100 companies are largely failing to translate progressive practices into increased promotion rates for women and minority employees. For example, women are now hired as often as men. However, more than half of the S&P 100 companies lack diversity among their highest-paid senior executive positions. And women still only represent 19% of board members among these large-cap companies. Much remains to be done, which is why we continue to work with a number of international, multi-stakeholder groups on these issues, as well as conduct advocacy work with individual companies.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. As always, we thank you for investing with Calvert.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 5

Performance

For the 12-month period ended September 30, 2013, Calvert Income Fund (Class A shares at NAV) returned -0.49%. Its benchmark index, the Barclays U.S. Credit Index (the Index), returned -1.90% for the same period. The Fund’s relative outperformance stemmed primarily from its short duration1 relative to the Index, its allocation to high-yield securities, and its underweight to government-related sectors. Its overweight to intermediate-term bonds detracted from performance.

Market Review

The U.S. fixed-income market was buffeted by the decisions of monetary and fiscal policymakers throughout the reporting period, and the U.S. economy continued on its slow recovery trend. During the first six months, tax hikes and deep spending cuts (the “sequester”) created a drag on the U.S. economy, contributing to a poor growth rate of 0.6% annualized.2 In the second half, the economy logged an estimated 2.3% growth pace.3 For the entire 12 months, the U.S. economy likely grew in the neighborhood of 1.5%, less than half the 50-year average U.S. economic growth rate. The Federal Reserve’s (the Fed) inflation barometer ran at 1.2% annualized, well below the long-term comfort range of 2.0% to 2.25%.4 The unemployment rate posted a 0.5% decline, finishing the period at a relatively high 7.3%.5

6 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME
FUND
SEPTEMBER 30, 2013

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Corporate	90.4%
Financial Institutions	33.5%
Industrial	52.7%
Utility	4.2%
Government Related	2.0%
Agency	0.4%
Local Authority	1.6%
Municipal	0.2%
Utility	0.2%
Securitized	3.8%
Asset-Backed Securities	1.0%
Commercial Mortgage-
Backed Securities	2.8%
Short-Term Investments	0.7%
Treasury	2.9%
Total	100%

There were several monetary policy decisions that moved the bond market. In September 2012, the Fed responded to slower growth, announcing bond purchases of $40 billion per month of mortgage-backed securities (called “QE3”). In December 2012, the Fed expanded QE3 by purchasing an additional $45 billion per month of Treasury securities. In late May, however, the Fed discussed a possible reduction in the $85 billion pace of bond purchasing.

CALVERT INCOME
FUND
SEPTEMBER 30, 2013

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	9/30/13	9/30/13
Class A	-2.41%	-0.49%
Class B	-2.84%	-1.29%
Class C	-2.75%	-1.19%
Class I	-2.09%	0.09%
Class R	-2.54%	-0.64%
Class Y	-2.24%	-0.14%

Barclays U.S.
Credit Index	-2.74%	-1.90%

Lipper
BBB-Rated
Corporate
Debt Funds
Average	-2.57%	-0.98%

	30 DAYS ENDED
SEC YIELD	9/30/12	9/30/13
Class A	2.31%	2.53%
Class B	1.62%	1.78%
Class C	1.71%	1.97%
Class I	3.08%	3.31%
Class R	2.29%	2.45%
Class Y	2.77%	3.02%

* Investment performance/return of NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

As years of Fed quantitative-easing purchases reduced the pool of government bonds, private-sector investors were forced to search for higher-yielding bonds. This drove high-yield corporate bond yields to a record low of 5.24% in May.6 The Fed’s May and June suggestions that the pace of QE3 would be tapered, however, led to market expectation for less future demand for U.S. government bonds, which led to higher intermediate and long term interest rates. The ten-year Treasury yield reached 3% in early September.

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Soon thereafter, however, faced with greater uncertainty about fiscal policy and tighter financial conditions, the Fed chose to continue the $85 billion QE3 pace. This surprised global markets and yields came off their highs. At the end of the reporting period, markets braced for the first government shutdown in 17 years and a battle over raising the U.S. debt limit. Market and economic uncertainty was on the rise.

Over the reporting period, the benchmark 10-year Treasury yield increased 99 basis points7 to 2.64%. The broad bond-market Barclays U.S. Aggregate Index declined 1.7% for the 12-month period.

Fund Strategy

Throughout the reporting period, the Fund navigated a challenging fixed-income climate, outperforming its benchmark but ultimately producing a slight negative return. The Fund’s allocation to high-yield (non-investment grade) corporate bonds, which are not included in the Index, were a positive contributor to performance, as this sector outperformed.

The fixed-income environment saw increased volatility in the second half of the reporting period. In the third quarter of 2013, credit spreads8 greatly compressed after widening during the sell-off of bonds in the second quarter, allowing most bond-market sectors to outperform comparable-duration Treasuries. Not only did corporate bonds and other credit-sensitive sectors outperform Treasuries, but lower-rated securities outperformed higher-rated bonds, and high-yield bonds performed best. (High-yield bond prices typically are not as closely linked to Treasury yields as are investment-grade corporate bonds.) The Fund’s underweight to government-related sectors—and its overweight to corporate bonds, including an out-of-benchmark stake in high yield (currently 11.4% of assets9)— benefited from the trend.

CALVERT INCOME
FUND
SEPTEMBER 30, 2013

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	-4.14%
Five year	3.86%
Ten year	3.58%
CLASS B SHARES	(WITH MAX. LOAD)
One year	-5.18%
Five year	3.77%
Ten year	3.14%
CLASS C SHARES	(WITH MAX. LOAD)
One year	-2.11%
Five year	3.92%
Ten year	3.25%
CLASS I SHARES
One year	0.09%
Five year	5.35%
Ten year	4.65%
CLASS R SHARES*
One year	-0.64%
Five year	4.44%
Ten year	3.81%
CLASS Y SHARES**
One year	-0.14%
Five year	5.06%
Ten year	4.20%

* Performance results for Class R shares prior to October 31, 2006 reflect the performance of Class A shares at net asset value (NAV). Actual Class R share performance would have been lower than Class A share performance because of higher Rule 12b-1 fees and other class-specific expenses that apply to the Class R shares.

** Performance for Class Y Shares prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

8 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.30%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 9

However, an underweight to insurance and banking industry holdings detracted from Fund performance as these sectors outperformed.

The Fund’s results were also aided by a relative short duration compared with the benchmark. At the end of the reporting period, the Fund’s duration was 5.8 years, as opposed to 6.6 years for the Index. With longer-term bond yields rising and prices falling for much of the reporting period, a comparatively short duration was a helpful strategy for protecting against losses. The Fund also uses Treasury futures to hedge its interest-rate and yield curve positions. This futures strategy positively impacted the Fund’s performance by 26 basis points.

The Fund’s overall positioning was beneficial for the year as a whole. Its opportunistic allocation to high-yield securities was a positive contributor. And while an overweight to the intermediate part of the yield curve detracted from performance, a relatively short duration that helped limit interest-rate sensitivity were positives. We intend to maintain these strategic positions for the intermediate investment horizon.

Outlook

Looking ahead, we expect the economy to continue its modest growth, with low inflation and an improving but soft labor recovery trend. Fiscal and monetary policy uncertainties, including the continued threat of another government shutdown, the recurring debt ceiling debate, and the appointment of a new Fed chair, continue to be major headwinds in the near future.

Given our outlook for the economy and restrictive and uncertain fiscal policy, we expect the Fed will put a strong emphasis on improving economic data before deciding to taper and ultimately raise the Fed Funds rate. We expect the Fed will guide the markets not to expect a hike in the policy target rates until at least late in 2015.

In view of our not-so-bullish macroeconomic and policy outlook, we continue to think that interest rates, especially on the short-to-intermediate part of the yield curve, should remain well anchored. We remain bullish on those sectors offering attractive yields relative to Treasury bonds, including investment-grade and high-yield corporate bonds, as well as enhanced collateralized mortgage-backed securities (CMBS). We believe these “spread sectors” should outperform similar-maturity Treasury bonds over the next six to 12 months. We continue to maintain a shorter overall duration versus the Index. Security selection within these spread sectors, and active management of duration and the yield curve, should be key drivers of performance going forward.

Calvert Investment Management, Inc.
October 2013

10 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

1. Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

2. GDP data source: Commerce Department.*

3. Per actual Q2 2013 GDP data and the Q3 consensus from the September WSJ Survey of Professional Forecasters.

4. Data source: Commerce Department. The September PCE data were not available at this writing.

5. Data source: BLS. Employment data for September were not available at this writing.

6. The effective yield of the Bank of America Merrill Lynch High Yield Master II.

7. A basis point is 0.01 percentage points.

8. A credit spread measures the difference in yield between a corporate bond and a Treasury security with a comparable maturity.

9. Includes non-rated securities deemed equivalent by the investment adviser.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 11

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/13	9/30/13	4/1/13 - 9/30/13
CLASS A
Actual	$1,000.00	$975.86	$6.26
Hypothetical	$1,000.00	$1,018.74	$6.39
(5% return per year before expenses)

CLASS B
Actual	$1,000.00	$971.57	$10.50
Hypothetical	$1,000.00	$1,014.41	$10.73
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$972.48	$9.62
Hypothetical	$1,000.00	$1,015.31	$9.83
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$979.07	$3.02
Hypothetical	$1,000.00	$1,022.02	$3.08
(5% return per year before expenses)

CLASS R
Actual	$1,000.00	$974.60	$7.28
Hypothetical	$1,000.00	$1,017.70	$7.44
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$977.60	$4.37
Hypothetical	$1,000.00	$1,020.65	$4.47
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.26%, 2.13%, 1.95%, 0.61%, 1.47% and 0.88% for Class A, Class B, Class C, Class I, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Income Fund: We have audited the accompanying statement of assets and liabilities of the Calvert Income Fund (the “Fund”), a series of The Calvert Fund, including the Schedule of Investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Income Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

14 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	PRINCIPAL
ASSET-BACKED SECURITIES - 1.0%	AMOUNT	VALUE
American Credit Acceptance Receivables Trust, 2.84%, 5/15/19 (e)	$3,080,000	$3,085,914
Flagship Rail Services LLC, 3.08%, 4/15/43 (e)	6,143,416	6,058,784
Hilton Grand Vacations Trust, 2.28%, 1/25/26 (e)	1,906,485	1,908,643

Total Asset-Backed Securities (Cost $11,129,649)		11,053,341

COLLATERALIZED MORTGAGE-BACKED
OBLIGATIONS (PRIVATELY ORIGINATED) - 0.0%
Banc of America Mortgage Trust, 0.306%, 1/25/34 (r)	27,376,613	189,857

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $41,770)		189,857

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.8%
BWAY Mortgage Trust, 2.809%, 3/10/33 (e)	6,180,000	5,961,877
Commercial Mortgage Pass Through Certificates, 3.424%, 3/10/31 (e)	4,860,000	4,675,053
Extended Stay America Trust:
2.958%, 12/5/31 (e)	3,080,000	3,009,908
3.604%, 12/5/31 (e)	5,420,000	5,300,446
GS Mortgage Securities Corp. II, 3.007%, 12/10/30 (e)	5,635,000	5,159,276
GS Mortgage Securities Trust, 4.507%, 8/10/46	1,040,000	1,074,675
Morgan Stanley Bank of America Merrill Lynch Trust,
4.567%, 8/15/46 (r)	2,000,000	2,068,510
ORES NPL LLC, 3.081%, 9/25/25 (e)	2,327,836	2,328,050

Total Commercial Mortgage-Backed Securities (Cost $31,076,540)		29,577,795

CORPORATE BONDS - 88.2%
AbbVie, Inc.:
2.90%, 11/6/22	3,300,000	3,086,193
4.40%, 11/6/42	1,850,000	1,674,942
Affiliated Computer Services, Inc., 5.20%, 6/1/15	7,000,000	7,413,133
Alliance Mortgage Investments, Inc.:
12.61%, 6/1/10 (b)(r)(x)*	3,077,944	—
15.36%, 12/1/10 (b)(r)(x)*	17,718,398	—
Amazon.com, Inc., 2.50%, 11/29/22	6,800,000	6,197,228
America Movil SAB de CV:
2.375%, 9/8/16	2,000,000	2,033,600
4.375%, 7/16/42	1,500,000	1,229,118
American International Group, Inc.:
4.875%, 9/15/16	3,000,000	3,286,176
5.60%, 10/18/16	3,000,000	3,351,642
3.80%, 3/22/17	5,550,000	5,902,486
4.875%, 6/1/22	7,000,000	7,509,327
4.125%, 2/15/24	2,000,000	2,001,378
American Tower Corp.:
5.90%, 11/1/21	6,000,000	6,327,576
4.70%, 3/15/22	2,000,000	1,943,278

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 15

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Amgen, Inc., 2.50%, 11/15/16	$2,000,000	$2,075,932
Anadarko Petroleum Corp., 6.375%, 9/15/17	4,500,000	5,231,146
Anheuser-Busch InBev Finance, Inc.:
2.625%, 1/17/23	1,900,000	1,769,474
4.00%, 1/17/43	1,900,000	1,711,290
Anheuser-Busch InBev Worldwide, Inc.:
2.50%, 7/15/22	1,900,000	1,757,720
3.75%, 7/15/42	1,000,000	864,796
Antero Resources Finance Corp.:
9.375%, 12/1/17	1,000,000	1,057,500
6.00%, 12/1/20	1,500,000	1,515,000
Apache Corp.:
3.25%, 4/15/22	1,000,000	978,993
4.75%, 4/15/43	1,000,000	946,582
Apple, Inc., 3.85%, 5/4/43	7,800,000	6,536,033
ArcelorMittal, 5.00%, 2/25/17	8,350,000	8,684,000
AT&T, Inc.:
2.95%, 5/15/16	1,500,000	1,568,445
1.60%, 2/15/17	4,127,000	4,136,471
3.00%, 2/15/22	3,975,000	3,727,759
5.55%, 8/15/41	1,000,000	992,645
Autodesk, Inc., 1.95%, 12/15/17	4,300,000	4,214,692
Bank of America Corp.:
0.594%, 8/15/16 (r)	2,500,000	2,421,208
2.00%, 1/11/18	1,600,000	1,573,522
3.30%, 1/11/23	8,000,000	7,494,080
4.10%, 7/24/23	2,000,000	1,987,570
Bank of America NA:
5.30%, 3/15/17	18,304,000	20,172,857
6.10%, 6/15/17	5,000,000	5,602,115
Bank of New York Mellon Corp., 2.40%, 1/17/17	2,250,000	2,317,502
Barrick Gold Corp., 4.10%, 5/1/23	2,500,000	2,201,495
Barrick North America Finance LLC, 5.75%, 5/1/43	2,000,000	1,678,172
Baxter International, Inc., 3.20%, 6/15/23	4,400,000	4,293,045
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	2,500,000	2,428,120
Berry Petroleum Co., 6.375%, 9/15/22	1,500,000	1,507,500
BHP Billiton Finance USA Ltd., 1.625%, 2/24/17	3,000,000	3,018,330
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate
thereafter to 12/15/55 (r)	17,001,000	18,956,115
Boston Properties LP, 3.70%, 11/15/18	2,400,000	2,522,254
BP Capital Markets plc:
3.245%, 5/6/22	4,800,000	4,634,482
2.75%, 5/10/23	2,000,000	1,826,670
Cantor Fitzgerald LP:
6.375%, 6/26/15 (e)	2,000,000	2,070,000
7.875%, 10/15/19 (e)	9,322,000	9,652,940
Capital One Bank, 3.375%, 2/15/23	4,600,000	4,302,601
Capital One Financial Corp., 2.15%, 3/23/15	1,200,000	1,219,327
Cash America International, Inc., 5.75%, 5/15/18 (e)	4,000,000	3,880,000
Cemex SAB de CV, 5.248%, 9/30/15 (e)(r)	5,250,000	5,407,500
CenturyLink, Inc.:
5.80%, 3/15/22	2,950,000	2,773,000
7.65%, 3/15/42	4,650,000	4,138,500

16 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
CF Industries, Inc.:
3.45%, 6/1/23	$1,000,000	$926,792
4.95%, 6/1/43	1,000,000	903,477
Chevron Corp., 3.191%, 6/24/23	1,900,000	1,866,170
CIT Group, Inc.:
4.75%, 2/15/15 (e)	1,125,000	1,164,375
5.25%, 3/15/18	3,250,000	3,404,375
Citigroup, Inc.:
0.528%, 6/9/16 (r)	5,000,000	4,880,725
3.953%, 6/15/16	7,400,000	7,877,648
4.45%, 1/10/17	6,900,000	7,471,099
3.50%, 5/15/23	3,900,000	3,519,348
CNOOC Curtis Funding No. 1 Pty. Ltd., 4.50%, 10/3/23 (e)	1,400,000	1,410,766
Comcast Corp.:
3.125%, 7/15/22	3,000,000	2,922,732
4.65%, 7/15/42	2,000,000	1,901,866
ConAgra Foods, Inc., 4.65%, 1/25/43	1,000,000	907,627
ConocoPhillips Co., 2.40%, 12/15/22	2,000,000	1,833,044
Costco Wholesale Corp., 1.70%, 12/15/19	2,400,000	2,319,967
COX Communications, Inc., 3.25%, 12/15/22 (e)	2,900,000	2,575,238
Crown Castle Towers LLC:
4.174%, 8/15/37 (e)	2,825,000	2,973,507
4.883%, 8/15/40 (e)	4,558,000	4,836,808
Cummins, Inc.:
3.65%, 10/1/23	2,900,000	2,919,653
4.875%, 10/1/43	3,800,000	3,861,564
CVS Pass-Through Trust:
5.789%, 1/10/26 (e)	3,451,139	3,744,486
5.88%, 1/10/28	210,415	230,553
6.036%, 12/10/28	4,084,821	4,501,673
Daimler Finance North America LLC, 2.625%, 9/15/16 (e)	1,800,000	1,855,377
DDR Corp., 4.75%, 4/15/18	6,700,000	7,231,913
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	2,500,000	2,625,000
Deutsche Telekom International Finance BV, 4.875%, 3/6/42 (e)	2,000,000	1,883,648
Discover Bank, 7.00%, 4/15/20	2,500,000	2,945,152
Discover Financial Services, 6.45%, 6/12/17	1,375,000	1,562,228
Dow Chemical Co.:
3.00%, 11/15/22	2,900,000	2,670,303
4.375%, 11/15/42	4,000,000	3,458,184
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	2,555,000	2,499,904
Ecolab, Inc.:
4.35%, 12/8/21	1,560,000	1,643,646
5.50%, 12/8/41	1,000,000	1,073,170
EI du Pont de Nemours & Co.:
2.80%, 2/15/23	2,925,000	2,754,268
4.15%, 2/15/43	1,000,000	896,438
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	16,475,000	18,328,437
ERP Operating LP, 4.625%, 12/15/21	1,000,000	1,055,632
Excalibur One 77B LLC, 1.492%, 1/1/25	1,575,752	1,499,224

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 17

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Express Scripts Holding Co.:
2.75%, 11/21/14	$1,330,000	$1,358,820
2.65%, 2/15/17	1,500,000	1,546,440
3.90%, 2/15/22	1,500,000	1,519,506
FBG Finance Pty. Ltd., 5.125%, 6/15/15 (e)	4,000,000	4,279,168
FGI Operating Co. LLC / FGI Finance, Inc., 7.875%, 5/1/20 (e)	3,000,000	3,120,000
Fidelity National Information Services, Inc., 3.50%, 4/15/23	4,800,000	4,317,730
First Niagara Financial Group, Inc., 6.75%, 3/19/20	3,000,000	3,477,204
FMG Resources August 2006 Pty Ltd., 7.00%, 11/1/15 (e)	2,500,000	2,575,000
Ford Motor Co., 4.75%, 1/15/43	1,800,000	1,606,451
Ford Motor Credit Co. LLC:
4.207%, 4/15/16	7,295,000	7,730,905
3.984%, 6/15/16	7,450,000	7,871,953
4.25%, 2/3/17	5,000,000	5,342,610
Freeport-McMoRan Copper & Gold, Inc.:
3.10%, 3/15/20 (e)	12,260,000	11,528,286
5.45%, 3/15/43 (e)	3,950,000	3,540,444
General Electric Capital Corp.:
2.90%, 1/9/17	6,800,000	7,117,914
2.30%, 4/27/17	6,000,000	6,155,610
3.15%, 9/7/22	8,650,000	8,178,930
5.875%, 1/14/38	2,000,000	2,207,752
General Electric Capital Corp. / LJ VP Holdings LLC,
3.80%, 6/18/19 (e)	3,000,000	3,137,850
General Electric Co., 4.125%, 10/9/42	1,000,000	918,040
General Motors Co., 4.875%, 10/2/23 (e)	5,000,000	4,887,500
Gilead Sciences, Inc., 5.65%, 12/1/41	1,000,000	1,106,075
Glencore Funding LLC:
1.422%, 5/27/16 (e)(r)	2,900,000	2,839,802
1.628%, 1/15/19 (e)(r)	3,900,000	3,671,082
4.125%, 5/30/23 (e)	2,900,000	2,682,694
Goldman Sachs Group, Inc.:
3.625%, 2/7/16	1,000,000	1,052,461
2.375%, 1/22/18	2,800,000	2,780,145
6.15%, 4/1/18	15,975,000	18,271,406
2.90%, 7/19/18	3,900,000	3,931,333
5.75%, 1/24/22	7,050,000	7,815,933
Great River Energy, 5.829%, 7/1/17 (e)	11,591,617	12,395,380
Hartford Financial Services Group, Inc., 5.125%, 4/15/22	1,000,000	1,094,468
Health Care REIT, Inc.:
5.25%, 1/15/22	2,000,000	2,137,246
3.75%, 3/15/23	2,000,000	1,891,844
HOA Restaurant Group LLC / HOA Finance Corp., 11.25%, 4/1/17 (e)	1,750,000	1,785,000
Home Depot, Inc.:
2.70%, 4/1/23	3,000,000	2,815,140
4.20%, 4/1/43	1,000,000	907,035
HSBC Holdings plc, 4.00%, 3/30/22	2,500,000	2,543,770
Hyundai Capital Services, Inc., 3.50%, 9/13/17 (e)	3,245,000	3,373,700
Innovation Ventures LLC / Innovation Ventures Finance Corp.,
9.50%, 8/15/19 (e)	3,850,000	3,527,562
International Business Machines Corp., 2.90%, 11/1/21	3,100,000	3,041,317
Jefferies Group LLC, 5.125%, 4/13/18	3,000,000	3,219,726

18 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	$109,297	$109
John Deere Capital Corp., 2.00%, 1/13/17	1,500,000	1,535,054
JPMorgan Chase & Co.:
1.166%, 1/25/18 (r)	5,000,000	5,031,765
1.80%, 1/25/18	5,000,000	4,930,370
3.20%, 1/25/23	20,950,000	19,599,102
3.375%, 5/1/23	3,000,000	2,720,592
Kansas City Southern de Mexico SA de CV, 8.00%, 2/1/18	3,000,000	3,206,250
Kenan Advantage Group, Inc., 8.375%, 12/15/18 (e)	1,350,000	1,415,812
Kern River Funding Corp., 6.676%, 7/31/16 (e)	60,140	66,346
Kia Motors Corp., 3.625%, 6/14/16 (e)	4,000,000	4,180,092
Kinder Morgan Energy Partners LP:
3.45%, 2/15/23	1,500,000	1,402,797
5.625%, 9/1/41	2,960,000	2,948,708
Kraft Foods Group, Inc.:
2.25%, 6/5/17	1,000,000	1,019,861
3.50%, 6/6/22	1,900,000	1,876,505
Kroger Co., 3.85%, 8/1/23	1,900,000	1,871,278
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	16,900,000	16,350,750
Landry’s, Inc., 9.375%, 5/1/20 (e)	1,665,000	1,756,575
Leucadia National Corp., 8.125%, 9/15/15	3,320,000	3,685,200
Linn Energy LLC/Linn Energy Finance Corp., 6.75%, 11/1/19 (e)	2,000,000	1,885,000
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	2,675,000	2,539,886
Lowe’s Co.’s, Inc.:
3.875%, 9/15/23	2,000,000	2,025,516
5.125%, 11/15/41	500,000	512,986
LYB International Finance BV:
4.00%, 7/15/23	1,000,000	991,384
5.25%, 7/15/43	1,400,000	1,376,705
LyondellBasell Industries NV:
5.00%, 4/15/19	2,500,000	2,751,865
6.00%, 11/15/21	2,400,000	2,739,192
Macy’s Retail Holdings, Inc., 4.30%, 2/15/43	1,000,000	845,069
Masco Corp.:
4.80%, 6/15/15	4,540,000	4,744,300
5.85%, 3/15/17	990,000	1,071,675
Methanex Corp., 5.25%, 3/1/22	2,720,000	2,821,448
Metropolitan Life Global Funding I, 1.50%, 1/10/18 (e)	4,000,000	3,928,244
Molson Coors Brewing Co.:
3.50%, 5/1/22	2,000,000	1,987,176
5.00%, 5/1/42	1,900,000	1,851,442
Morgan Stanley:
4.75%, 4/1/14	3,000,000	3,051,612
2.125%, 4/25/18	5,000,000	4,873,240
5.50%, 1/26/20	6,000,000	6,639,384
4.10%, 5/22/23	8,300,000	7,741,559
National Oilwell Varco, Inc.:
2.60%, 12/1/22	1,500,000	1,393,005
3.95%, 12/1/42	1,500,000	1,348,257
Nationwide Health Properties, Inc.:
6.90%, 10/1/37	10,460,000	11,967,464
6.59%, 7/7/38	4,023,000	4,505,470

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 19

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
NBCUniversal Media LLC:
4.375%, 4/1/21	$4,500,000	$4,844,498
2.875%, 1/15/23	2,800,000	2,662,817
4.45%, 1/15/43	2,800,000	2,587,827
NetApp, Inc., 2.00%, 12/15/17	5,000,000	4,922,520
New York Life Global Funding, 1.65%, 5/15/17 (e)	2,000,000	1,995,824
News America, Inc., 5.40%, 10/1/43 (e)	1,900,000	1,902,255
NII Capital Corp., 7.625%, 4/1/21	8,500,000	6,035,000
NII International Telecom SCA:
7.875%, 8/15/19 (e)	2,000,000	1,815,000
11.375%, 8/15/19 (e)	2,000,000	2,070,000
Nissan Motor Acceptance Corp.:
1.95%, 9/12/17 (e)	2,350,000	2,336,753
2.65%, 9/26/18 (e)	2,500,000	2,507,005
Noble Holding International Ltd., 3.95%, 3/15/22	3,000,000	2,893,770
Northrop Grumman Corp., 4.75%, 6/1/43	1,400,000	1,320,931
NYU Hospitals Center, 4.428%, 7/1/42	1,400,000	1,154,371
PacifiCorp:
2.95%, 2/1/22	2,000,000	1,955,444
4.10%, 2/1/42	4,000,000	3,660,084
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18 (e)	7,100,000	7,095,215
PepsiCo, Inc., 2.75%, 3/5/22	4,000,000	3,808,864
Pernod Ricard SA:
4.25%, 7/15/22 (e)	1,950,000	1,968,818
5.50%, 1/15/42 (e)	3,900,000	3,971,873
Petrobras Global Finance BV:
4.375%, 5/20/23	1,000,000	914,786
5.625%, 5/20/43	500,000	418,745
Pioneer Natural Resources Co., 5.875%, 7/15/16	10,840,000	12,073,115
ProLogis LP, 6.875%, 3/15/20	1,407,000	1,658,838
Prudential Financial, Inc., 5.80%, 11/16/41	5,600,000	6,109,085
Regions Bank, 7.50%, 5/15/18	2,600,000	3,057,899
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	2,300,000	2,244,708
Rio Tinto Finance USA plc, 3.50%, 3/22/22	4,850,000	4,688,291
SABMiller Holdings, Inc.:
2.45%, 1/15/17 (e)	2,000,000	2,054,814
3.75%, 1/15/22 (e)	4,215,000	4,248,560
4.95%, 1/15/42 (e)	2,500,000	2,491,540
Safeway, Inc., 1.756%, 12/12/13 (r)	4,000,000	4,010,016
Sanofi SA, 1.25%, 4/10/18	1,900,000	1,854,866
SBA Tower Trust, 3.722%, 4/15/48 (e)	6,870,000	6,490,749
Shell International Finance BV:
2.25%, 1/6/23	4,800,000	4,322,765
4.55%, 8/12/43	1,500,000	1,477,764
Simon Property Group LP:
6.125%, 5/30/18	2,000,000	2,345,728
4.125%, 12/1/21	3,000,000	3,120,741
Spencer Spirit Holdings, Inc.:
11.00%, 5/1/17 (e)	8,650,000	9,212,250
9.00%, 5/1/18 (e)	3,600,000	3,510,000
Standard Pacific Corp., 8.375%, 5/15/18	1,500,000	1,695,000
SunTrust Bank, 7.25%, 3/15/18	2,500,000	2,984,370

20 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Syngenta Finance NV:
3.125%, 3/28/22	$2,000,000	$1,954,366
4.375%, 3/28/42	1,500,000	1,412,234
Telefonica Emisiones SAU:
3.992%, 2/16/16	2,670,000	2,765,789
3.192%, 4/27/18	2,000,000	1,973,380
Thermo Fisher Scientific, Inc., 3.15%, 1/15/23	3,400,000	3,148,264
Time Warner Cable, Inc.:
4.00%, 9/1/21	2,500,000	2,332,422
5.50%, 9/1/41	3,850,000	3,156,946
Time Warner, Inc.:
4.00%, 1/15/22	3,000,000	3,032,106
3.40%, 6/15/22	2,300,000	2,232,757
5.375%, 10/15/41	4,940,000	4,927,877
4.90%, 6/15/42	1,500,000	1,403,124
TJX Co.’s, Inc., 2.50%, 5/15/23	2,000,000	1,856,912
Total Capital International SA:
1.55%, 6/28/17	2,000,000	2,010,170
2.70%, 1/25/23	2,000,000	1,862,042
Toyota Motor Credit Corp.:
2.05%, 1/12/17	3,500,000	3,580,402
3.30%, 1/12/22	1,750,000	1,740,254
TransContinental Gas Pipe Line Co. LLC, 4.45%, 8/1/42	2,250,000	2,007,857
Union Pacific Corp.:
2.95%, 1/15/23	2,000,000	1,904,632
4.821%, 2/1/44 (e)	1,537,000	1,553,932
United Airlines, Inc., 6.75%, 9/15/15 (e)	2,000,000	2,060,000
United Technologies Corp., 4.50%, 6/1/42	2,900,000	2,817,063
UnitedHealth Group, Inc.:
3.375%, 11/15/21	1,750,000	1,744,755
4.625%, 11/15/41	1,750,000	1,668,684
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	16,000,000	16,677,616
Verizon Communications, Inc.:
4.50%, 9/15/20	1,500,000	1,595,199
5.15%, 9/15/23	6,700,000	7,180,966
6.40%, 9/15/33	3,300,000	3,664,693
6.55%, 9/15/43	11,300,000	12,756,988
Viacom, Inc.:
4.25%, 9/1/23	1,000,000	994,568
5.85%, 9/1/43	1,000,000	1,018,020
Wachovia Bank NA, 0.584%, 3/15/16 (r)	2,000,000	1,987,304
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	16,010,000	14,489,050
Wal-Mart Stores, Inc.:
2.55%, 4/11/23	3,900,000	3,605,971
4.00%, 4/11/43	5,800,000	5,170,636
WellPoint, Inc., 4.65%, 1/15/43	2,000,000	1,834,822
Wells Fargo & Co., 3.45%, 2/13/23	2,000,000	1,871,926
Western Union Co., 2.875%, 12/10/17	1,400,000	1,430,260
Williams Co.’s, Inc., 3.70%, 1/15/23	1,800,000	1,625,647
Xstrata Finance Canada Ltd.:
2.85%, 11/10/14 (e)	1,500,000	1,522,472
2.05%, 10/23/15 (e)	1,000,000	1,002,721
3.60%, 1/15/17 (e)	5,750,000	5,944,291

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 21

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Zions Bancorporation, 4.50%, 6/13/23	$1,900,000	$1,884,099
Zoetis, Inc.:
3.25%, 2/1/23 (e)	1,000,000	952,015
4.70%, 2/1/43 (e)	1,400,000	1,304,726

Total Corporate Bonds (Cost $954,670,908)		947,383,211

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.0%
Premier Aircraft Leasing EXIM 1 Ltd., 3.547%, 4/10/22	115	122

Total U.S. Government Agencies and Instrumentalities (Cost $115)		122

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.0%
Ginnie Mae, 11.00%, 10/15/15	144	147

Total U.S. Government Agency Mortgage-Backed Securities (Cost $145)		147

U.S. TREASURY OBLIGATIONS - 2.9%
United States Treasury Bonds, 2.875%, 5/15/43	2,965,000	2,516,544
United States Treasury Notes:
0.25%, 9/30/15	1,495,000	1,492,898
1.375%, 9/30/18	22,285,000	22,389,472
2.50%, 8/15/23	4,917,000	4,867,063

Total U.S. Treasury Obligations (Cost $31,128,796)		31,265,977

SOVEREIGN GOVERNMENT BONDS - 1.6%
Province of Ontario Canada:
1.65%, 9/27/19	8,880,000	8,547,000
2.45%, 6/29/22	5,800,000	5,433,771
Province of Quebec Canada, 2.625%, 2/13/23	2,700,000	2,511,810

Total Sovereign Government Bonds (Cost $17,377,168)		16,492,581

FLOATING RATE LOANS(d) - 1.1%
Dell, Inc. Bridge Loan:
2/28/20*	4,307,700	4,286,162
2/26/21*	2,692,300	2,678,838
Dunkin’ Brands, Inc., 1.00%, 2/11/20 (r)	2,474,339	2,465,678
Party City Holdings, Inc., 1.00%, 7/29/19 (r)	1,985,000	1,980,645

Total Floating Rate Loans (Cost $11,453,533)		11,411,323

22 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

	PRINCIPAL
TIME DEPOSIT - 0.7%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.083%, 10/1/13	$7,705,048	$7,705,048

Total Time Deposit (Cost $7,705,048)		7,705,048

EQUITY SECURITIES - 1.2%	SHARES
Woodbourne Capital:
Trust I, Preferred (b)(e)	6,450,000	3,332,070
Trust II, Preferred (b)(e)	6,450,000	3,332,070
Trust III, Preferred (b)(e)	6,450,000	3,332,070
Trust IV, Preferred (b)(e)	6,450,000	3,332,070

Total Equity Securities (Cost $25,800,000)		13,328,280

TOTAL INVESTMENTS (Cost $1,090,383,672) - 99.5%		1,068,407,682
Other assets and liabilities, net - 0.5%		5,325,597
NET ASSETS - 100%		$1,073,733,279

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACEAMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
5 Year U.S. Treasury Notes	334	12/13	$40,429,656	$269,661
30 Year U.S. Treasury Bonds	180	12/13	24,007,500	489,501
Total Purchased				$759,162

Sold:
2 Year U.S. Treasury Notes	175	12/13	$38,546,485	($106,860)
10 Year U.S. Treasury Notes	598	12/13	75,581,594	(1,153,841)
Total Sold				($1,260,701)

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 23

(b) This security was valued under the direction of the Board of Trustees. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w) Security is in default and is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
REIT: Real Estate Investment Trust

See notes to financial statements.

24 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2013

ASSETS
Investments in securities, at value (Cost $1,090,383,672)
see accompanying schedules	$1,068,407,682
Cash	273,482
Receivable for securities sold	48,561,356
Receivable for shares sold	736,690
Interest and dividends receivable	10,699,481
Collateral at broker (cash)	549,098
Other assets	62,222
Total assets	1,129,290,011

LIABILITIES
Payable for securities purchased	51,023,581
Payable for shares sold	2,761,887
Payable for futures variation margin	24,255
Payable to Calvert Investment Management, Inc.	479,325
Payable to Calvert Investment Administrative Services, Inc.	261,216
Payable to Calvert Investment Services, Inc.	11,086
Payable to Calvert Investment Distributors, Inc	286,373
Accrued expenses and other liabilities	709,009
Total liabilities	55,556,732

NET ASSETS	$1,073,733,279

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 48,186,258 shares outstanding	$1,269,975,428
Class B: 257,117 shares outstanding	21,433,981
Class C: 8,228,819 shares outstanding	174,414,366
Class I: 6,002,767 shares outstanding	126,508,411
Class R: 340,795 shares outstanding	4,830,148
Class Y: 3,908,330 shares outstanding	60,506,602
Undistributed net investment income	208,261
Accumulated net realized gain (loss)	(561,666,389)
Net unrealized appreciation (depreciation)	(22,477,529)

NET ASSETS	$1,073,733,279

NET ASSET VALUE PER SHARE
Class A (based on net assets of $772,608,315)	$16.03
Class B (based on net assets of $4,098,204)	$15.94
Class C (based on net assets of $131,920,259)	$16.03
Class I (based on net assets of $96,280,917)	$16.04
Class R (based on net assets of $5,504,952)	$16.15
Class Y (based on net assets of $63,320,632)	$16.20

See notes to financial statements

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 25

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2013

NET INVESTMENT INCOME
Investment Income:
Interest income	$50,993,239
Dividend income	12,555
Total investment income	51,005,794

Expenses:
Investment advisory fee	5,151,566
Administrative fees	3,652,461
Transfer agency fees and expenses	2,354,994
Distribution Plan expenses:
Class A	2,337,885
Class B	72,253
Class C	1,576,781
Class R	34,296
Trustees’ fees and expenses	119,398
Custodian fees	128,184
Registration fees	76,979
Reports to shareholders	503,378
Professional fees	61,922
Accounting fees	164,859
Miscellaneous	(172,640)
Total expenses	16,062,316
Reimbursement from Advisor:
Class B	(4,989)
Class R	(13,434)
Fees paid indirectly	(1,298)
Net expenses	16,042,595

NET INVESTMENT INCOME	34,963,199

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(103,265,458)
Futures	3,454,024
(99,811,434)

Change in unrealized appreciation (depreciation) on:
Investments	60,883,562
Futures	32,838
60,916,400

NET REALIZED AND UNREALIZED GAIN (LOSS)	(38,895,034)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($3,931,835)

See notes to financial statements

26 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$34,963,199	$55,706,378
Net realized gain (loss)	(99,811,434)	(98,479,697)
Change in unrealized appreciation (depreciation)	60,916,400	175,546,796

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(3,931,835)	132,773,477

Distributions to shareholders from:
Net investment income:
Class A shares	(25,538,372)	(41,853,276)
Class B shares	(132,597)	(405,837)
Class C shares	(3,213,461)	(5,065,897)
Class I shares	(3,569,951)	(5,013,765)
Class R shares	(170,934)	(288,521)
Class Y shares	(2,340,158)	(3,334,822)
Total distributions	(34,965,473)	(55,962,118)

Capital share transactions:
Shares sold:
Class A shares	84,219,465	111,730,313
Class B shares	179,792	286,985
Class C shares	5,176,856	8,808,066
Class I shares	15,257,377	28,475,428
Class R shares	914,449	1,459,009
Class Y shares	15,372,254	14,882,689
Reinvestment of distributions:
Class A shares	22,641,546	36,609,646
Class B shares	104,681	309,687
Class C shares	2,021,641	3,076,662
Class I shares	3,471,731	4,532,158
Class R shares	145,712	247,214
Class Y shares	1,176,197	1,644,139
Redemption fees:
Class A shares	8,562	12,293
Class B shares	—	6
Class C shares	1,546	355
Class I shares	3	403
Class Y shares	301	2,104
Shares redeemed:
Class A shares	(383,427,934)	(649,365,310)
Class B shares	(6,487,293)	(11,998,328)
Class C shares	(47,069,129)	(58,129,453)
Class I shares	(28,936,832)	(86,382,851)
Class R shares	(3,633,040)	(3,203,948)
Class Y shares	(33,316,797)	(50,031,886)
Total capital share transactions	(352,178,912)	(647,034,619)

TOTAL INCREASE (DECREASE) IN NET ASSETS	($391,076,220)	($570,223,260)

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 27

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS - CONT’D	SEPTEMBER 30,	SEPTEMBER 30,
NET ASSETS	2013	2012
Beginning of year	$1,464,809,499	$2,035,032,759
End of year (including undistributed net investment
income of $208,261 and $210,537, respectively)	$1,073,733,279	$1,464,809,499

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	5,041,838	6,996,396
Class B shares	10,106	18,112
Class C shares	306,610	550,896
Class I shares	928,132	1,777,193
Class R shares	54,366	90,862
Class Y shares	916,844	922,194
Reinvestment of distributions:
Class A shares	1,376,016	2,291,169
Class B shares	6,387	19,513
Class C shares	122,926	192,414
Class I shares	211,081	283,059
Class R shares	8,796	15,355
Class Y shares	70,771	101,710
Shares redeemed:
Class A shares	(23,275,822)	(40,688,832)
Class B shares	(394,959)	(755,301)
Class C shares	(2,865,899)	(3,639,515)
Class I shares	(1,764,452)	(5,410,925)
Class R shares	(219,312)	(197,629)
Class Y shares	(2,009,039)	(3,095,703)
Total capital share activity	(21,475,610)	(40,529,032)

See notes to financial statements

28 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers six classes of shares of beneficial interest - Classes A, B, C, I, R, and Y. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class R shares are generally only available to certain retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares have no front-end or deferred sales charge and have a higher level of expenses than Class A Shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

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The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For collateralized mortgage-backed obligations, commercial mortgage-backed securities and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on

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which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2013, securities valued at $13,328,389, or 1.2% of net assets, were fair valued in good faith under the direction of the Board.

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The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset backed securities	__	$11,053,341	__	$11,053,341
Collateralized mortgage-backed	—	189,857	—	189,857
obligations
Commercial mortgage-backed	—	29,577,795	—	29,577,795
securities
Corporate debt	—	947,383,102	$109	947,383,211
Equity securities	__	__	13,328,280	13,328,280
U.S. government obligations	—	31,266,246	—	31,266,246
Other debt obligations	—	35,608,952	—	35,608,952
TOTAL	—	$1,055,079,293	$13,328,389	$1,068,407,682
Other financial instruments**	($501,539)	—	—	($501,539)

* For a complete listing of investments, please refer to the Schedule of Investments.

** Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

*** Level 3 Securities represent 1.2% of net assets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	CORPORATE	EQUITY
	DEBT	SECURITIES	TOTAL
Balance as of 9/30/12	$$23,324,786	—	$$23,324,786
Accrued discounts/premiums	(255,049)	—	(255,049)
Realized gain (loss)	(27,611,902)	—	(27,611,902)
Change in unrealized appreciation (depreciation)	33,086,981	—	33,086,981
Purchases	1,694,389	—	1,694,389
Sales	(30,239,096)	—	(30,239,096)
Transfers in and/or out of Level 31	—	$$13,328,280[2]	13,328,280
Balance as of 9/30/2013	$$109	$$13,328,280	$$13,328,389

1The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

2Transferred from Level 2 to Level 3 because fair values were determined using valuation techniques utilizing unobservable inputs due to observable inputs being unavailable.

For the year ended September 30, 2013, total change in unrealized gain (loss) on Level 3 securities that would be included in the change in net assets was $35,508,218 for Income Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

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Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal coun-terparty credit risk to the Fund. During the year, the Fund used U.S. Treasury Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Schedule of Investments.

During the year, the Fund invested in 2 year, 5 year, 10 year and 30 year U.S. Treasury Notes futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 409 contracts and $14,337,038 weighted average notional value.

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Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of managing the duration of the Fund. Any short sales are covered with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 24.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

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Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I and Class R shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund had an arrangement with the custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits were used to reduce the Fund’s expenses. This arrangement was suspended on January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average daily net assets: .40% on the first $2 billion, .375% on the next $5.5 billion, .35% on the next $2.5 billion, and .325% over $10 billion.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2014 for Class I, R and Y. The contractual expense caps are .84%, 1.47%, and 1.09%, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. To the extent any expense offset credits were earned, the Advisor’s obligation under the contractual limitation may have been reduced and the Advisor may have benefited from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, B, C, R, and Y shares pay an annual rate of .30% on the first $3 billion, .25% on the next $2 billion, and .225% over $5 billion of the combined assets of all classes of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50%, 1.00%, 1.00%, and .75% annually of the Fund’s

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average daily net assets of Class A, B, C, and R, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, 1.00%, and .50% of the Fund’s average daily net assets of Class A, B, C, and R, respectively. Class I and Y shares do not have Distribution Plan expenses.

CID received $46,738 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2013.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $198,345 for the year ended September 30, 2013. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $1,171,260,052 and $1,440,175,873, respectively. U.S. government security purchases and sales were $1,727,271,475 and $1,759,596,195, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2013, such purchase and sales transactions were $1,000,000 and $11,064,200, respectively. The realized gain on the sales transactions was $496,212.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-16	($3,976,802)
30-Sep-18	(254,299,863)
30-Sep-19	(77,128,701)
NO EXPIRATION DATE
Long-term	($138,970,399)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund’s use of net capital losses acquired from Summit Apex Bond Fund may be limited under certain tax provisions.

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The Fund intends to elect to defer net capital losses of $83,933,320 incurred from November 1, 2012 through September 30, 2013 and treat them as arising in the fiscal year ending September 30, 2014.

The tax character of dividends and distributions paid during the years ended September 30, 2013 and September 30, 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary income	$34,965,473	$55,962,118
Total	$34,965,473	$55,962,118

As of September 30, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$34,041,941
Unrealized (depreciation)	(59,875,149)
Net unrealized appreciation/(depreciation)	($25,833,208)

Undistributed ordinary income	$208,261
Capital loss carryforward	($474,375,765)

Federal income tax cost of investments	$1,094,240,890

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, Section 1256 contracts, and deferral of post-October capital losses.

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2013. For the year ended September 30, 2013, borrowings by the Fund under the agreement were as follows:

AVERAGE DAILY	WEIGHTED AVERAGE	MAXIMUM AMOUNT	MONTH OF MAXIMUM
BALANCE	INTEREST RATE	BORROWED	AMOUNT BORROWED
$31,124	1.40%	$3,577,673	August 2013

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NOTE E — REGULATORY MATTERS

In October 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 2008 through September 30, 2011. These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the affected period. Accordingly, in December 2011, pursuant to an agreement (“the Agreement”) with the Board of Trustees, the Advisor contributed $12,614,421 to the Fund to adjust shareholder trades occurring during the respective period for the benefit of affected shareholders.

Subsequent to the Agreement, the Securities and Exchange Commission (“SEC”) conducted a compliance examination of the Advisor and the Calvert Funds (“the Funds”). In a letter dated November 1, 2013, the SEC communicated their examination findings that included various deficiencies and weaknesses and concerns regarding whether the contribution and shareholder disbursement, discussed above, was properly calculated and distributed to certain shareholders.

Management of the Advisor and the Funds are preparing a response to the SEC examination and believe a number of corrective actions have been taken since October 2011 to address the matters raised in the examination. Also, in management’s opinion, the contribution noted above was properly calculated and distributed by the Fund to benefit the affected shareholders and was in accordance with the Agreement. It is also management’s opinion that the resolution of the examination matters will not have a material adverse effect on the financial position or results of operations of the Fund.

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2013, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2013	2012	2011
Net asset value, beginning	$16.56	$15.77	$16.12
Income from investment operations:
Net investment income	.45	.54	.52
Net realized and unrealized gain (loss)	(.53)	.79	(.35)
Total from investment operations	(.08)	1.33	.17
Distributions from:
Net investment income	(.45)	(.54)	(.52)
Total distributions	(.45)	(.54)	(.52)
Total increase (decrease) in net asset value	(.53)	.79	(.35)
Net asset value, ending	$16.03	$16.56	$15.77

Total return*	(.49%)	8.63%	1.06%
Ratios to average net assets: A
Net investment income	2.73%	3.33%	3.20%
Total expenses	1.23%	1.30%	1.25%
Expenses before offsets	1.23%	1.30%	1.25%
Net expenses	1.23%	1.30%	1.25%
Portfolio turnover	236%	210%	223%
Net assets, ending (in thousands)	$772,608	$1,077,077	$1,521,374

		YEARS ENDED
		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES		2010	2009
Net asset value, beginning		$15.39	$15.19
Income from investment operations:
Net investment income		.53	.63
Net realized and unrealized gain (loss)		.72	.24
Total from investment operations		1.25	.87
Distributions from:
Net investment income		(.52)	(.62)
Net realized gain		—	(.05)
Total distributions		(.52)	(.67)
Total increase (decrease) in net asset value		.73	.20
Net asset value, ending		$16.12	$15.39

Total return*		8.27%	6.24%
Ratios to average net assets: A
Net investment income		3.33%	4.45%
Total expenses		1.23%	1.24%
Expenses before offsets		1.23%	1.24%
Net expenses		1.23%	1.23%
Portfolio turnover		259%	793%
Net assets, ending (in thousands)		$2,321,499	$3,041,314

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2013	2012	2011
Net asset value, beginning	$16.46	$15.69	$16.05
Income from investment operations:
Net investment income	.31	.42	.37
Net realized and unrealized gain (loss)	(.52)	.78	(.34)
Total from investment operations	(.21)	1.20	.03
Distributions from:
Net investment income	(.31)	(.43)	(.39)
Total distributions	(.31)	(.43)	(.39)
Total increase (decrease) in net asset value	(.52)	.77	(.36)
Net asset value, ending	$15.94	$16.46	$15.69

Total return*	(1.29%)	7.78%	0.16%
Ratios to average net assets: A
Net investment income	1.83%	2.58%	2.35%
Total expenses	2.20%	2.17%	2.11%
Expenses before offsets	2.13%	2.08%	2.11%
Net expenses	2.13%	2.08%	2.11%
Portfolio turnover	236%	210%	223%
Net assets, ending (in thousands)	$4,098	$10,463	$21,239

		YEARS ENDED
		SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES		2010	2009
Net asset value, beginning		$15.32	$15.12
Income from investment operations:
Net investment income		.39	.50
Net realized and unrealized gain (loss)		.72	.24
Total from investment operations		1.11	.74
Distributions from:
Net investment income		(.38)	(.49)
Net realized gain		—	(.05)
Total distributions		(.38)	(.54)
Total increase (decrease) in net asset value		.73	.20
Net asset value, ending		$16.05	$15.32

Total return*		7.36%	5.33%
Ratios to average net assets: A
Net investment income		2.43%	3.60%
Total expenses		2.10%	2.13%
Expenses before offsets		2.10%	2.13%
Net expenses		2.10%	2.12%
Portfolio turnover		259%	793%
Net assets, ending (in thousands)		$38,770	$59,127

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2013	2012	2011
Net asset value, beginning	$16.56	$15.77	$16.12
Income from investment operations:
Net investment income	.34	.42	.40
Net realized and unrealized gain (loss)	(.53)	.79	(.34)
Total from investment operations	(.19)	1.21	.06
Distributions from:
Net investment income	(.34)	(.42)	(.41)
Total distributions	(.34)	(.42)	(.41)
Total increase (decrease) in net asset value	(.53)	.79	(.35)
Net asset value, ending	$16.03	$16.56	$15.77

Total return*	(1.19%)	7.83%	0.35%
Ratios to average net assets: A
Net investment income	2.04%	2.61%	2.50%
Total expenses	1.92%	2.01%	1.94%
Expenses before offsets	1.92%	2.01%	1.94%
Net expenses	1.92%	2.01%	1.94%
Portfolio turnover	236%	210%	223%
Net assets, ending (in thousands)	$131,920	$176,600	$213,870

		YEARS ENDED
		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES		2010	2009
Net asset value, beginning		$15.38	$15.18
Income from investment operations:
Net investment income		.42	.52
Net realized and unrealized gain (loss)		.73	.25
Total from investment operations		1.15	.77
Distributions from:
Net investment income		(.41)	(.52)
Net realized gain		—	(.05)
Total distributions		(.41)	(.57)
Total increase (decrease) in net asset value		.74	.20
Net asset value, ending		$16.12	$15.38

Total return*		7.56%	5.48%
Ratios to average net assets: A
Net investment income		2.62%	3.74%
Total expenses		1.93%	1.93%
Expenses before offsets		1.93%	1.93%
Net expenses		1.93%	1.93%
Portfolio turnover		259%	793%
Net assets, ending (in thousands)		$303,615	$372,838

See notes to financial highlights.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 41

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2013	2012	2011
Net asset value, beginning	$16.58	$15.79	$16.14
Income from investment operations:
Net investment income	.56	.64	.63
Net realized and unrealized gain (loss)	(.54)	.79	(.34)
Total from investment operations	.02	1.43	.29
Distributions from:
Net investment income	(.56)	(.64)	(.64)
Total distributions	(.56)	(.64)	(.64)
Total increase (decrease) in net asset value	(.54)	.79	(.35)
Net asset value, ending	$16.04	$16.58	$15.79

Total return*	.09%	9.29%	1.78%
Ratios to average net assets: A
Net investment income	3.38%	3.96%	3.90%
Total expenses	.58%	.66%	.56%
Expenses before offsets	.58%	.66%	.56%
Net expenses	.58%	.66%	.56%
Portfolio turnover	236%	210%	223%
Net assets, ending (in thousands)	$96,281	$109,866	$157,548

		YEARS ENDED
		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES		2010	2009
Net asset value, beginning		$15.40	$15.20
Income from investment operations:
Net investment income		.63	.72
Net realized and unrealized gain (loss)		.73	.24
Total from investment operations		1.36	.96
Distributions from:
Net investment income		(.62)	(.71)
Net realized gain		—	(.05)
Total distributions		(.62)	(.76)
Total increase (decrease) in net asset value		.74	.20
Net asset value, ending		$16.14	$15.40

Total return*		9.05%	6.94%
Ratios to average net assets: A
Net investment income		4.01%	5.14%
Total expenses		.55%	.55%
Expenses before offsets		.55%	.55%
Net expenses		.55%	.55%
Portfolio turnover		259%	793%
Net assets, ending (in thousands)		$261,542	$307,978

See notes to financial highlights.

42 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS R SHARES	2013	2012	2011
Net asset value, beginning	$16.67	$15.88	$16.22
Income from investment operations:
Net investment income	.42	.51	.48
Net realized and unrealized gain (loss)	(.52)	.79	(.34)
Total from investment operations	(.10)	1.30	.14
Distributions from:
Net investment income	(.42)	(.51)	(.48)
Total distributions	(.42)	(.51)	(.48)
Total increase (decrease) in net asset value	(.52)	.79	(.34)
Net asset value, ending	$16.15	$16.67	$15.88

Total return*	(.64%)	8.37%	0.88%
Ratios to average net assets: A
Net investment income	2.49%	3.14%	2.98%
Total expenses	1.67%	1.61%	1.54%
Expenses before offsets	1.47%	1.47%	1.47%
Net expenses	1.47%	1.47%	1.47%
Portfolio turnover	236%	210%	223%
Net assets, ending (in thousands)	$5,505	$8,283	$9,340

		YEARS ENDED
		SEPTEMBER 30,	SEPTEMBER 30,
CLASS R SHARES		2010	2009
Net asset value, beginning		$15.48	$15.25
Income from investment operations:
Net investment income		.49	.58
Net realized and unrealized gain (loss)		.73	.27
Total from investment operations		1.22	.85
Distributions from:
Net investment income		(.48)	(.57)
Net realized gain		—	(.05)
Total distributions		(.48)	(.62)
Total increase (decrease) in net asset value		.74	.23
Net asset value, ending		$16.22	$15.48

Total return*		8.01%	6.05%
Ratios to average net assets: A
Net investment income		3.11%	4.06%
Total expenses		1.45%	1.51%
Expenses before offsets		1.45%	1.48%
Net expenses		1.45%	1.47%
Portfolio turnover		259%	793%
Net assets, ending (in thousands)		$12,306	$11,571

See notes to financial highlights.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 43

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2013	2012	2011
Net asset value, beginning	$16.74	$15.95	$16.29
Income from investment operations:
Net investment income	.52	.61	.58
Net realized and unrealized gain (loss)	(.54)	.79	(.34)
Total from investment operations	(.02)	1.40	.24
Distributions from:
Net investment income	(.52)	(.61)	(.58)
Total distributions	(.52)	(.61)	(.58)
Total increase (decrease) in net asset value	(.54)	.79	(.34)
Net asset value, ending	$16.20	$16.74	$15.95

Total return*	(.14%)	8.97%	1.48%
Ratios to average net assets: A
Net investment income	3.10%	3.70%	3.53%
Total expenses	.86%	.95%	.87%
Expenses before offsets	.86%	.95%	.87%
Net expenses	.86%	.95%	.87%
Portfolio turnover	236%	210%	223%
Net assets, ending (in thousands)	$63,321	$85,521	$111,661

		YEARS ENDED
		SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES		2010	2009
Net asset value, beginning		$15.53	$15.29
Income from investment operations:
Net investment income		.56	.67
Net realized and unrealized gain (loss)		.76	.27
Total from investment operations		1.32	.94
Distributions from:
Net investment income		(.56)	(.65)
Net realized gain		—	(.05)
Total distributions		(.56)	(.70)
Total increase (decrease) in net asset value		.76	.24
Net asset value, ending		$16.29	$15.53

Total return*		8.65%	6.73%
Ratios to average net assets: A
Net investment income		3.76%	4.71%
Total expenses		.83%	.84%
Expenses before offsets		.83%	.84%
Net expenses		.83%	.83%
Portfolio turnover		259%	793%
Net assets, ending (in thousands)		$104,674	$19,351

See notes to financial highlights.

44 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT 45

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the

46 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (UnAUDiTED)

increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (UnAUDiTED) 47

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

48 www.calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED)

To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

Dear Calvert Shareholder,

For the 12 months ended September 30, 2013, the global equity markets generally had a strong year, while bonds saw more mixed results. Large-cap stocks, as represented by the Russell 1000 Index, posted a healthy 20.9% return, while the smaller-cap Russell 2000 Index led with a 30.1% gain. This occurred despite political turmoil and market concerns worldwide about a forced shutdown of the U.S. government and the upcoming debt ceiling deadline.

Despite these advances, it was a challenging year for the financial markets overall. At various times, issues at home and abroad led to marked volatility in the performance of both stocks and bonds. Emerging-market performance was notably low, as fears of slowing growth in China and the Eurozone, along with continuing struggles in the Eurozone periphery, stalled regional investment. As a result, the formerly high-flying MSCI Emerging Markets Index gained only 1.3% for the period. The Barclays U.S. Credit Index, a barometer for the overall U.S. bond market, returned -1.9%.

Early in the Fall, Fed Chairman Ben Bernanke’s retirement was big news. The nomination of Vice Chair Janet Yellen as his replacement means the Fed will likely stay the course with current monetary policy. Yet, this is a historic moment for the United States, as Yellen, following Senate approval, will be the first woman to lead this critical agency.

Calvert Co-Founder Honored

I’m proud to congratulate Calvert co-founder Wayne Silby, who received the prestigious Joseph Wharton Award for Social Impact from The Alumni Club of New York, honoring his lifetime of achievement in impact investing and social entrepreneurship. Besides founding Calvert with John Guffey, Wayne is a co-founder of the Social Venture Network, Co-Chairman of the board of the Calvert Foundation, Chairman of Syntao Ltd., a CSR consultancy in Beijing, and active in other ventures in social impact and entrepreneurship.

Calvert Releases New Report on Diversity

In March, we published the latest edition of Examining the Cracks in the Glass Ceiling, which measures diversity practices of the companies that constitute the S&P 100 Index. As you know, Calvert believes companies with a diverse workforce are poised for greater success in today’s increasingly global marketplace and will enjoy greater long-term value—a view supported by a growing body of research from McKinsey, Credit Suisse, and others.

Companies in the report were rated on 10 indicators: EEO policy, internal diversity initiatives, external diversity initiatives, scope of diversity initiatives, family-friendly benefits, demographic disclosure of employees (EEO-1), highest-paid executives, board diversity,

4 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT director selection criteria, and overall corporate commitment. The highest-rated companies were Citigroup, Merck, The Coca-Cola Company, and J.P. Morgan Chase, all scoring at least 95 points or more out of 100. We hold these companies in a number of our Calvert portfolios.

While some progress has been achieved in corporate diversity practices since our last assessment in 2010, the S&P 100 companies are largely failing to translate progressive practices into increased promotion rates for women and minority employees. For example, women are now hired as often as men. However, more than half of the S&P 100 companies lack diversity among their highest-paid senior executive positions. And women still only represent 19% of board members among these large-cap companies. Much remains to be done, which is why we continue to work with a number of international, multi-stakeholder groups on these issues, as well as conduct advocacy work with individual companies.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. As always, we thank you for investing with Calvert.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 5

Performance

For the 12-month period ended September 30, 2013, Calvert Short Duration Income Fund (Class A shares at NAV) returned 1.12%. Its benchmark index, the Barclays 1-5 Year U.S. Credit Index (the Index), returned 1.22% for the same period. The Fund’s slight underperformance was the result of its greater allocation to longer-maturity bonds relative to the Index. Positive contributors were the Fund’s underweight to sovereign1 sectors and an overweight to corporate bonds.

Market Review

The U.S. fixed-income market was buffeted by the decisions of monetary and fiscal poli-cymakers throughout the reporting period, and the U.S. economy continued to struggle. During the first six months, tax hikes and deep spending cuts (the “sequester”) created a heavy drag on the U.S. economy, contributing to a poor growth rate of 0.6% annual-

6 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT SHORT
DURATION INCOME
FUND
SEPTEMBER 30, 2013

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Corporate	78.1%
Financial Institutions	33.8%
Industrial	42.1%
Utility	2.2%
Government Related	1.4%
Agency	0.3%
Local Authority	1.1%
Securitized	14.6%
Asset-Backed Securities	7.6%
Collateralized Mortgage
Obligations	0.4%
Commercial Mortgage-
Backed Securities	5.0%
Covered	1.6%
Short-Term Investments	3.5%
Treasury	2.4%
Total	100%

CALVERT SHORT
DURATION INCOME
FUND
SEPTEMBER 30, 2013

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	9/30/13	9/30/13
Class A	-0.32%	1.12%
Class C	-0.76%	0.34%
Class I	-0.07%	1.64%
Class Y	-0.21%	1.41%

Barclays 1-5
Year U.S. Credit
Index	0.08%	1.22%

Lipper Short
Investment
Grade Debt
Funds Average	-0.21%	0.52%

	30 DAYS ENDED
SEC YIELD	9/30/12	9/30/13
Class A	1.42%	1.37%
Class C	0.67%	0.72%
Class I	1.98%	1.99%
Class Y	1.68%	1.76%

* Investment performance/return of NAV does not reflect the deduction of the Fund’s maximum 2.75% front-end sales charge or any deferred sales charge.

ized.2 In the second half, the economy logged an estimated 2.3% growth pace.3 For the entire 12 months, the U.S. economy likely grew in the neighborhood of 1.5%, less than half the 50-year average U.S. economic growth rate. The Federal Reserve’s (the Fed) inflation barometer ran at 1.2% annualized, well below the long-term target of 2.0%.4 The unemployment rate posted a 0.5% decline, finishing the period at a relatively high 7.3%.5

There were several monetary policy decisions that moved the bond market. In September 2012, the Fed responded to slower growth and government spending cuts (the “fiscal cliff”), announcing bond purchases of $40 billion per month of mortgage-backed securities (called “QE3”). In December 2012, the Fed expanded QE3 by purchasing an additional $45 billion per month of Treasury securities. In late May, however, the Fed discussed a possible reduction in the $85 billion pace of bond purchasing.

As years of Fed quantitative-easing purchases reduced the pool of government bonds, private-sector investors were forced to search for higher-yielding bonds. This drove high yield corporate bond yields to a record low of 5.24% in May.6 The Fed’s May and June

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 7

suggestions that the pace of QE3 would be tapered, however, led to market expectation for less future demand for U.S. government bonds, and therefore rising interest rates. This triggered a global selloff of stocks and bonds. The ten-year Treasury yield reached 3% in early September.

Soon thereafter, however, faced with great uncertainty about fiscal policy, the Fed chose to continue the $85 billion QE3 pace. This surprised global markets and yields fell off their highs. At the end of the reporting period, markets braced for the first government shutdown in 17 years and a battle over raising the U.S. debt limit. Market and economic uncertainty was on the rise.

Over the reporting period, the benchmark 10-year Treasury yield increased 99 basis points7 to 2.64%. The broad bond-market Barclays U.S. Aggregate Index declined 1.7% for the 12-month period.

Fund Strategy

The Fund gained ground but slightly underperformed its passive benchmark for the one-year reporting period. An overweight to bonds with maturities longer than those held in the Index was the primary driver of Fund underperformance.

As of September 30, 2013, the Fund’s 2.2 year duration8 remained well below the 2.8 year duration of the benchmark, a positioning the Fund has maintained as a measure of risk protection against rising interest rates. However, the Fund has achieved its duration position by using a “barbell” approach: combining better-yielding, relatively long-term bonds with floating-rate notes, which essentially have a zero-interest-rate duration. With interest rates falling slightly for very short-term bonds—while remaining flat or rising for longer-dated securities—the Fund’s holdings in more interest-rate sensitive issues produced fewer price gains.

CALVERT SHORT
DURATION INCOME
FUND
SEPTEMBER 30, 2013

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	-1.63%
Five year	3.60%
Ten year	3.79%

CLASS C SHARES	(WITH MAX. LOAD)
One year	-0.66%
Five year	3.40%
Ten year	3.26%

CLASS I SHARES*
One year	1.64%
Five year	4.73%
Ten year	4.55%

CLASS Y SHARES**
One year	1.41%
Five year	4.46%
Ten year	4.23%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period November 7, 2005 through April 21, 2006.

** Calvert Short Duration Income Fund first offered Class Y shares beginning on February 29, 2008.

Performance prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

8 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 2.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.22%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 9

On the other hand, the Fund benefitted from its overweight exposure to corporate bonds and an out-of-benchmark allocation to short-maturity, higher-quality, high-yield (below investment-grade) securities. In a period of modest but sustained economic growth and extensive interest-rate uncertainty, credit spreads9 contracted, indicating investor preference for corporate bonds. Our strategy of limiting exposure to sovereign sectors in favor of corporate holdings also proved beneficial.

Broadly speaking, lower-quality securities tended to outperform, a trend the Fund successfully positioned for during the latter part of the reporting period.

The Fund also uses Treasury futures to hedge its interest-rate and yield curve positions. This impacted the Fund’s performance positively by 15 basis points.

Outlook

Looking ahead, we expect the economy to continue its modest growth, with low inflation and an improving but soft labor recovery trend. Fiscal and monetary policy uncertainties, including the continued threat of another government shutdown, the recurring debt ceiling debate, and the appointment of a new Fed chair, continue to be major headwinds in the near future.

Given our outlook for the economy and restrictive and uncertain fiscal policy, we expect the Fed will put a strong emphasis on improving economic data before deciding to taper and ultimately raise the Fed Funds rate. We expect the Fed will guide the markets not to expect a hike in the policy target rates until at least late in 2015.

In view of our not-so-bullish macroeconomic and policy outlook, we continue to think that interest rates, especially on the short-to-intermediate part of the yield curve, should remain well anchored. We remain bullish on those sectors offering attractive yields relative to Treasury bonds, including investment-grade and high-yield corporate bonds, as well as enhanced collateralized mortgage-backed securities (CMBS). We believe these “spread sectors” should outperform similar-maturity Treasury bonds over the next six to 12 months. We continue to maintain a shorter overall duration versus the Index. Security selection within these spread sectors, and active management of duration and the yield curve, should be key drivers of performance going forward.

Calvert Investment Management, Inc.
October 2013

1. A sovereign security is a debt security issued by a national government within a given country and denominated in a foreign currency.

2. GDP data source: Commerce Department.

3. Per actual Q2 2013 GDP data and the Q3 consensus from the September WSJ Survey of Professional Forecasters.

4. Data source: Commerce Department. The September PCE data were not available at this writing.

5. Data source: BLS. Employment data for September were not available at this writing.

6. The effective yield of the Bank of America Merrill Lynch High Yield Master II.

7. A basis point is 0.01 percentage points.

8. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movement.

9. Credit, or yield, spreads measure the difference in yield between a corporate bond and a Treasury security with a comparable maturity.

10 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 11

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/13	9/30/13	4/1/13 - 9/30/13
CLASS A
Actual	$1,000.00	$996.81	$5.41
Hypothetical	$1,000.00	$1,019.65	$5.47
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$992.41	$8.98
Hypothetical	$1,000.00	$1,016.05	$9.09
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$999.33	$2.52
Hypothetical	$1,000.00	$1,022.55	$2.55
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$997.86	$3.73
Hypothetical	$1,000.00	$1,021.33	$3.78
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.08%, 1.80%, 0.50%, and 0.75% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

12 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Short Duration Income Fund: We have audited the accompanying statement of net assets of the Calvert Short Duration Income Fund (the “Fund”), a series of The Calvert Fund, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Short Duration Income Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

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STATEMENT OF NET ASSETS
SEPTEMBER 30, 2013

	PRINCIPAL
ASSET-BACKED SECURITIES - 7.0%	AMOUNT	VALUE
American Credit Acceptance Receivables Trust, 1.45%,
4/16/18 (e)	$15,430,837	$15,411,486
AmeriCredit Automobile Receivables Trust, 1.31%, 11/8/17	4,000,000	3,997,648
CPS Auto Receivables Trust:
2.78%, 6/17/19 (e)	854,529	868,435
1.31%, 6/15/20 (e)	1,951,036	1,944,660
CPS Auto Trust:
1.82%, 12/16/19 (e)	2,188,384	2,199,884
1.82%, 9/15/20 (e)	4,516,780	4,507,620
DT Auto Owner Trust:
3.05%, 8/17/15 (e)	94,284	94,366
4.89%, 1/17/17 (e)	4,750,000	4,803,993
1.67%, 2/15/19 (e)	7,000,000	7,006,867
Ellington Loan Acquisition Trust, 1.079%, 5/25/37 (e)(r)	4,485,372	4,423,568
Exeter Automobile Receivables Trust:
3.18%, 3/15/17 (e)	3,770,000	3,803,218
1.49%, 11/15/17 (e)	6,000,000	6,002,052
First Investors Auto Owner Trust:
4.49%, 10/17/16 (e)	2,250,000	2,284,119
1.47%, 5/15/18 (e)	3,306,873	3,326,621
Flagship Credit Auto Trust, 1.32%, 4/16/18 (e)	2,833,567	2,828,291
Flagship Rail Services LLC, 1.80%, 4/15/43 (e)	4,490,346	4,464,967
HLSS Servicer Advance Receivables Backed Notes, 0.898%,
1/15/44 (e)	5,600,000	5,596,640
Navistar Financial Dealer Note Master Trust, 0.849%,
1/25/18 (e)(r)	5,700,000	5,701,522
Santander Consumer Acquired Receivables Trust, 2.01%,
8/15/16 (e)	6,178,762	6,195,235
Santander Drive Auto Receivables Trust:
1.33%, 5/15/17	3,000,000	3,004,869
1.94%, 3/15/18	3,640,000	3,613,661
Sierra Receivables Funding Co. LLC:
2.84%, 11/20/28 (e)	3,417,344	3,436,560
3.58%, 11/20/28 (e)	6,921,204	7,036,497
1.87%, 8/20/29 (e)	5,307,393	5,308,763
1.59%, 11/20/29 (e)	5,757,503	5,740,950
2.39%, 11/20/29 (e)	1,727,251	1,725,745
Sierra Timeshare Receivables Funding LLC:
Series 2011-3, 4.36%, 7/20/28 (e)	869,397	898,146
Series 2013-2, 2.92%, 11/20/25 (e)	2,715,225	2,713,363
SNAAC Auto Receivables Trust, 1.14%, 7/16/18 (e)	5,588,483	5,582,559
Structured Asset Securities Corp. Mortgage Loan Trust, 0.299%,
1/25/37 (e)(r)	4,269,767	4,104,424
SVO VOI Mortgage Corp., 2.00%, 9/20/29 (e)	2,300,793	2,289,437

Total Asset-Backed Securities (Cost $131,175,986)		130,916,166

14 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

COLLATERALIZED MORTGAGE-BACKED	PRINCIPAL
OBLIGATIONS (PRIVATELY ORIGINATED) - 1.0%	AMOUNT	VALUE
EverBank Mortgage Loan Trust, 2.25%, 3/25/43 (e)(r)	$4,630,345	$4,255,116
JP Morgan Mortgage Trust, 3.00%, 3/25/43 (e)(r)	4,067,050	3,884,598
Springleaf Mortgage Loan Trust:
1.27%, 6/25/58 (e)(r)	8,738,915	8,586,142
1.57%, 12/25/59 (e)(r)	2,473,557	2,449,603

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $19,999,196)		19,175,459

COMMERCIAL MORTGAGE-BACKED SECURITIES - 5.0%
BAMLL-DB Trust, 2.343%, 4/13/29 (e)	183,142	184,904
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
5.743%, 6/10/39 (r)	1,690,806	1,712,265
Boca Hotel Portfolio Trust, 1.932%, 8/15/26 (e)(r)	5,200,000	5,200,094
BWAY Mortgage Trust, 2.809%, 3/10/33 (e)	8,305,000	8,011,875
CGBAM Commercial Mortgage Trust, 1.982%, 5/15/30 (e)(r)	7,500,000	7,505,137
COMM Mortgage Trust, 0.362%, 6/15/22 (e)(r)	10,343,948	10,196,071
Commercial Mortgage Asset Trust, 7.35%, 1/17/32 (r)	1,544,307	1,546,725
Commercial Mortgage Pass Through Certificates, 1.782%,
6/8/30 (e)(r)	15,000,000	15,031,695
Extended Stay America Trust:
2.958%, 12/5/31 (e)	4,075,000	3,982,265
3.604%, 12/5/31 (e)	7,760,000	7,588,830
GE Capital Commercial Mortgage Corp., 4.692%, 11/10/38 (r)	2,000,000	2,005,358
JP Morgan Chase Commercial Mortgage Securities Trust:
1.332%, 4/15/30 (e)(r)	11,000,000	10,948,333
5.299%, 6/12/41 (r)	490,638	497,468
Morgan Stanley Capital I Trust, 5.007%, 1/14/42	381,077	382,419
ORES NPL LLC, 3.081%, 9/25/25 (e)	3,817,652	3,818,003
RREF 2013 LT1 LLC, 2.833%, 5/22/28 (e)	2,171,467	2,169,921
VFC LLC, 3.13%, 3/20/26 (e)	6,885,000	6,885,578
Wells Fargo Commercial Mortgage Trust, 2.80%, 3/18/28 (e)(r)	5,000,000	4,843,730

Total Commercial Mortgage-Backed Securities
(Cost $93,973,411)		92,510,671

CORPORATE BONDS - 78.4%
99¢ Only Stores, 11.00%, 12/15/19	1,500,000	1,680,000
AbbVie, Inc.:
1.027%, 11/6/15 (r)	2,000,000	2,019,154
1.20%, 11/6/15	3,000,000	3,010,854
1.75%, 11/6/17	2,000,000	1,983,580
Actavis plc, 1.875%, 10/1/17	1,000,000	993,716
Aetna, Inc., 1.50%, 11/15/17	1,000,000	981,901
Affiliated Computer Services, Inc., 5.20%, 6/1/15	3,000,000	3,177,057
Alliance Mortgage Investments, Inc.:
12.61%, 6/1/10 (b)(r)(x)*	385,345	—
15.36%, 12/1/10 (b)(r)(x)*	259,801	—
Ally Financial, Inc., 7.50%, 12/31/13	4,000,000	4,055,000
Amazon.com, Inc., 2.50%, 11/29/22	2,000,000	1,822,714

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 15

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
America Movil SAB de CV:
2.375%, 9/8/16	$2,250,000	$2,287,800
1.256%, 9/12/16 (r)	5,000,000	5,000,015
American Express Centurion Bank:
0.715%, 11/13/15 (r)	6,150,000	6,169,778
0.875%, 11/13/15	2,000,000	1,999,596
American Express Credit Corp., 1.356%, 6/12/15 (r)	2,500,000	2,535,972
American International Group, Inc.:
3.75%, 11/30/13 (e)	3,900,000	3,918,537
4.25%, 9/15/14	4,000,000	4,130,924
3.00%, 3/20/15	3,000,000	3,087,654
5.60%, 10/18/16	2,000,000	2,234,428
3.80%, 3/22/17	2,300,000	2,446,075
3.375%, 8/15/20	2,700,000	2,701,644
American Tower Corp., 4.70%, 3/15/22	3,500,000	3,400,736
Amgen, Inc.:
1.875%, 11/15/14	2,000,000	2,027,780
2.50%, 11/15/16	1,550,000	1,608,847
Anadarko Petroleum Corp., 6.375%, 9/15/17	2,400,000	2,789,945
Anglo American Capital plc, 9.375%, 4/8/14 (e)	1,000,000	1,041,790
Anheuser-Busch InBev Finance, Inc., 1.25%, 1/17/18	5,000,000	4,899,215
Antero Resources Finance Corp., 6.00%, 12/1/20	2,000,000	2,020,000
Apache Corp., 1.75%, 4/15/17	1,000,000	1,008,239
Apple, Inc., 2.40%, 5/3/23	2,000,000	1,810,362
ArcelorMittal:
4.25%, 2/25/15	2,000,000	2,050,000
5.00%, 2/25/17	3,000,000	3,120,000
ArcelorMittal USA LLC, 6.50%, 4/15/14	3,715,000	3,800,921
AT&T, Inc.:
2.40%, 8/15/16	13,000,000	13,421,889
1.60%, 2/15/17	5,000,000	5,011,475
Avis Budget Car Rental LLC, 2.764%, 5/15/14 (r)	1,800,000	1,800,018
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.,
8.25%, 1/15/19	1,044,000	1,132,740
Bank of America Corp.:
5.25%, 12/1/15	2,000,000	2,151,104
0.594%, 8/15/16 (r)	4,500,000	4,358,174
2.00%, 1/11/18	11,600,000	11,408,032
4.10%, 7/24/23	3,900,000	3,875,762
Bank of America NA:
0.534%, 6/15/16 (r)	5,000,000	4,891,525
5.30%, 3/15/17	26,400,000	29,095,466
0.554%, 6/15/17 (r)	12,287,000	11,907,283
Bank of New York Mellon Corp., 1.70%, 11/24/14	7,200,000	7,298,726
Bank of Nova Scotia, 1.85%, 1/12/15	6,350,000	6,460,871
Barrick Gold Corp., 2.50%, 5/1/18	2,000,000	1,907,098
Becton Dickinson and Co., 1.75%, 11/8/16	2,000,000	2,041,080
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	5,000,000	4,856,240
Berkshire Hathaway, Inc., 1.90%, 1/31/17	3,000,000	3,058,407
Beverages & More, Inc., 9.625%, 10/1/14 (e)	1,500,000	1,500,000

16 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
BHP Billiton Finance USA Ltd.:
1.125%, 11/21/14	$5,000,000	$5,042,385
1.875%, 11/21/16	5,000,000	5,105,965
1.625%, 2/24/17	4,000,000	4,024,440
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate
thereafter to 12/15/55 (r)	8,869,000	9,888,935
BP Capital Markets plc:
1.846%, 5/5/17	5,000,000	5,042,775
1.375%, 5/10/18	2,000,000	1,940,154
Burger King Corp., 9.875%, 10/15/18	3,250,000	3,648,125
Caisse Centrale Desjardins, 2.55%, 3/24/16 (e)	5,000,000	5,208,500
Cantor Fitzgerald LP:
6.375%, 6/26/15 (e)	8,835,000	9,144,225
7.875%, 10/15/19 (e)	9,050,000	9,371,284
Capital One Financial Corp.:
1.418%, 7/15/14 (r)	5,000,000	5,027,320
2.15%, 3/23/15	3,500,000	3,556,371
0.907%, 11/6/15 (r)	2,000,000	2,005,918
1.00%, 11/6/15	3,500,000	3,482,370
3.15%, 7/15/16	8,000,000	8,357,552
6.15%, 9/1/16	3,800,000	4,231,878
Carrols Restaurant Group, Inc., 11.25%, 5/15/18	1,500,000	1,687,500
Cash America International, Inc., 5.75%, 5/15/18 (e)	8,000,000	7,760,000
Caterpillar Financial Services Corp.:
1.125%, 12/15/14	5,000,000	5,046,100
0.70%, 11/6/15	2,000,000	1,998,978
1.25%, 11/6/17	1,000,000	981,518
Cemex SAB de CV:
5.248%, 9/30/15 (e)(r)	14,050,000	14,471,500
4.90%, 10/15/18 (e)(r)	2,000,000	1,995,460
7.25%, 1/15/21 (e)	2,000,000	1,995,000
CenturyLink, Inc.:
5.625%, 4/1/20	500,000	488,125
5.80%, 3/15/22	7,250,000	6,815,000
Checkers Drive-In Restaurants, Inc., 11.00%, 12/1/17 (e)	1,500,000	1,620,000
Chesapeake Energy Corp., 3.25%, 3/15/16	4,400,000	4,416,500
Chevron Corp.:
1.104%, 12/5/17	3,000,000	2,956,956
2.427%, 6/24/20	2,000,000	1,976,980
CIT Group, Inc.:
4.75%, 2/15/15 (e)	4,625,000	4,786,875
4.25%, 8/15/17	3,700,000	3,769,375
5.25%, 3/15/18	2,825,000	2,959,188
Citigroup, Inc.:
0.528%, 6/9/16 (r)	18,000,000	17,570,610
3.953%, 6/15/16	9,000,000	9,580,923
4.45%, 1/10/17	27,300,000	29,559,566
Clearwater Paper Corp., 7.125%, 11/1/18	2,000,000	2,150,000
Colgate-Palmolive Co., 1.30%, 1/15/17	3,425,000	3,449,270

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 17

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
ConAgra Foods, Inc.:
1.35%, 9/10/15	$2,000,000	$2,016,284
1.90%, 1/25/18	2,000,000	1,973,834
2.10%, 3/15/18	2,000,000	1,984,032
Costco Wholesale Corp., 1.70%, 12/15/19	3,000,000	2,899,959
Cott Beverages, Inc., 8.125%, 9/1/18	3,159,000	3,419,618
Crown Castle Towers LLC:
5.495%, 1/15/37 (e)	4,000,000	4,352,260
4.174%, 8/15/37 (e)	5,500,000	5,789,130
4.883%, 8/15/40 (e)	2,960,000	3,141,060
CVS Pass-Through Trust:
5.789%, 1/10/26 (e)	4,900,197	5,316,714
6.036%, 12/10/28	2,695,982	2,971,104
Daimler Finance North America LLC:
0.858%, 3/28/14 (e)(r)	8,000,000	8,020,944
1.875%, 9/15/14 (e)	1,500,000	1,516,028
2.625%, 9/15/16 (e)	3,000,000	3,092,295
DDR Corp., 4.75%, 4/15/18	9,265,000	10,000,548
Del Monte Corp., 7.625%, 2/15/19	3,597,000	3,731,888
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	2,750,000	2,887,500
Deutsche Telekom International Finance BV, 2.25%, 3/6/17 (e)	4,000,000	4,058,220
Devon Energy Corp., 1.875%, 5/15/17	2,000,000	2,004,452
Discover Bank, 8.70%, 11/18/19	2,107,000	2,665,031
Discover Financial Services, 6.45%, 6/12/17	4,175,000	4,743,493
Dow Chemical Co., 3.00%, 11/15/22	2,000,000	1,841,588
Dr Pepper Snapple Group, Inc., 2.60%, 1/15/19	3,000,000	3,025,143
Duke Energy Carolinas LLC, 1.75%, 12/15/16	3,000,000	3,065,532
Eastman Chemical Co., 2.40%, 6/1/17	2,000,000	2,028,818
Eaton Corp., 0.95%, 11/2/15 (e)	3,000,000	3,000,327
Ecolab, Inc., 3.00%, 12/8/16	5,000,000	5,244,150
Empire Today LLC / Empire Today Finance Corp., 11.375%,
2/1/17 (e)	2,000,000	1,622,500
Enterprise Products Operating LLC, 7.034% to 1/15/18,
floating rate thereafter to 1/15/68 (r)	22,805,000	25,370,561
ERP Operating LP, 5.25%, 9/15/14	6,811,000	7,098,261
Express Scripts Holding Co.:
2.75%, 11/21/14	2,500,000	2,554,172
2.10%, 2/12/15	3,000,000	3,047,883
FBG Finance Pty. Ltd., 5.125%, 6/15/15 (e)	6,150,000	6,579,221
FGI Operating Co. LLC / FGI Finance, Inc., 7.875%, 5/1/20 (e)	5,150,000	5,356,000
Fifth Third Bancorp, 0.672%, 12/20/16 (r)	12,000,000	11,786,364
First Niagara Financial Group, Inc., 6.75%, 3/19/20	1,500,000	1,738,602
FMG Resources August 2006 Pty Ltd., 7.00%, 11/1/15 (e)	4,000,000	4,120,000
Ford Motor Credit Co. LLC:
2.75%, 5/15/15	7,000,000	7,160,146
4.207%, 4/15/16	23,550,000	24,957,207
3.984%, 6/15/16	4,000,000	4,226,552
4.25%, 2/3/17	4,600,000	4,915,201
Foster’s Finance Corp., 4.875%, 10/1/14 (e)	8,880,000	9,237,287

18 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Freeport-McMoRan Copper & Gold, Inc.:
1.40%, 2/13/15	$4,000,000	$4,010,504
2.375%, 3/15/18 (e)	2,000,000	1,932,890
3.10%, 3/15/20 (e)	2,000,000	1,880,634
General Electric Capital Corp.:
2.90%, 1/9/17	17,100,000	17,899,459
2.30%, 4/27/17	9,000,000	9,233,415
0.983%, 4/2/18 (r)	5,000,000	5,028,665
2.10%, 12/11/19	1,000,000	983,416
3.15%, 9/7/22	1,200,000	1,134,649
General Electric Capital Corp. / LJ VP Holdings LLC, 3.80%,
6/18/19 (e)	5,000,000	5,229,750
General Motors Co., 3.50%, 10/2/18 (e)	5,000,000	4,987,500
Gilead Sciences, Inc.:
2.40%, 12/1/14	2,000,000	2,041,476
3.05%, 12/1/16	3,000,000	3,167,421
Glencore Funding LLC:
6.00%, 4/15/14 (e)	1,000,000	1,024,112
1.422%, 5/27/16 (e)(r)	7,000,000	6,854,694
1.628%, 1/15/19 (e)(r)	6,000,000	5,647,818
Goldman Sachs Group, Inc.:
5.35%, 1/15/16	12,000,000	13,082,880
3.625%, 2/7/16	6,300,000	6,630,504
6.15%, 4/1/18	7,600,000	8,692,500
1.465%, 4/30/18 (r)	5,000,000	5,011,160
2.90%, 7/19/18	10,750,000	10,836,365
3.625%, 1/22/23	3,000,000	2,868,774
Goodrich Petroleum Corp., 8.875%, 3/15/19	1,250,000	1,300,000
Great River Energy, 5.829%, 7/1/17 (e)	8,836,555	9,449,282
Harley-Davidson Financial Services, Inc., 1.15%, 9/15/15 (e)	3,000,000	3,004,347
Hartford Financial Services Group, Inc., 4.00%, 10/15/17	5,000,000	5,357,585
Health Care REIT, Inc., 3.625%, 3/15/16	1,000,000	1,048,855
Hercules Offshore, Inc.:
7.125%, 4/1/17 (e)	3,000,000	3,191,250
8.75%, 7/15/21 (e)	3,500,000	3,710,000
Hewlett-Packard Co., 1.802%, 9/19/14 (r)	8,000,000	8,079,248
HSBC Bank plc, 1.068%, 1/17/14 (e)(r)	9,500,000	9,520,890
HSBC USA, Inc., 2.375%, 2/13/15	2,000,000	2,044,892
Hyundai Capital America:
1.875%, 8/9/16 (e)	1,000,000	1,004,178
2.875%, 8/9/18 (e)	1,000,000	1,008,357
Hyundai Capital Services, Inc., 3.50%, 9/13/17 (e)	3,000,000	3,118,983
Innovation Ventures LLC / Innovation Ventures Finance Corp.,
9.50%, 8/15/19 (e)	6,000,000	5,497,500
International Business Machines Corp.:
0.875%, 10/31/14	3,500,000	3,522,540
1.95%, 7/22/16	5,000,000	5,148,635
International Finance Corp., 0.50%, 5/16/16	450,000	447,646
International Lease Finance Corp.:
6.50%, 9/1/14 (e)	5,000,000	5,187,500
4.875%, 4/1/15	4,750,000	4,912,721

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 19

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Jefferies Group LLC, 5.125%, 4/13/18	$6,500,000	$6,976,073
John Deere Capital Corp.:
1.25%, 12/2/14	1,860,000	1,878,974
2.00%, 1/13/17	4,000,000	4,093,476
JPMorgan Chase & Co.:
3.15%, 7/5/16	8,000,000	8,393,928
1.166%, 1/25/18 (r)	5,000,000	5,031,765
1.80%, 1/25/18	8,000,000	7,888,592
3.375%, 5/1/23	4,000,000	3,627,456
Kansas City Southern de Mexico SA de CV, 8.00%, 2/1/18	4,550,000	4,862,812
Kenan Advantage Group, Inc., 8.375%, 12/15/18 (e)	2,000,000	2,097,500
KeyBank, 5.80%, 7/1/14	7,500,000	7,781,445
Kia Motors Corp., 3.625%, 6/14/16 (e)	5,850,000	6,113,385
Kinder Morgan Energy Partners LP:
2.65%, 2/1/19	1,000,000	993,115
3.45%, 2/15/23	3,000,000	2,805,594
Kraft Foods Group, Inc.:
1.625%, 6/4/15	1,000,000	1,015,580
2.25%, 6/5/17	2,000,000	2,039,722
Kratos Defense & Security Solutions, Inc., 10.00%, 6/1/17	2,027,000	2,204,362
Landry’s, Inc., 9.375%, 5/1/20 (e)	4,441,000	4,685,255
Lear Corp., 8.125%, 3/15/20	1,330,000	1,456,350
Leucadia National Corp., 8.125%, 9/15/15	4,200,000	4,662,000
Lockheed Martin Corp., 2.125%, 9/15/16	2,000,000	2,060,880
LyondellBasell Industries NV:
5.00%, 4/15/19	4,500,000	4,953,357
6.00%, 11/15/21	2,500,000	2,853,325
Masco Corp.:
4.80%, 6/15/15	10,500,000	10,972,500
5.85%, 3/15/17	3,010,000	3,258,325
Merrill Lynch & Co., Inc.:
5.70%, 5/2/17	5,000,000	5,519,410
6.40%, 8/28/17	5,000,000	5,749,700
Metropolitan Life Global Funding I:
0.798%, 7/15/16 (e)(r)	6,000,000	6,013,266
1.50%, 1/10/18 (e)	6,000,000	5,892,366
Microsoft Corp., 0.875%, 11/15/17	1,000,000	982,635
Molson Coors Brewing Co., 2.00%, 5/1/17	1,000,000	1,010,727
Morgan Stanley:
4.75%, 4/1/14	6,900,000	7,018,708
4.75%, 3/22/17	4,000,000	4,318,884
1.546%, 4/25/18 (r)	11,000,000	11,038,973
2.125%, 4/25/18	14,500,000	14,132,396
Mylan, Inc.:
1.80%, 6/24/16 (e)	2,000,000	2,008,272
2.60%, 6/24/18 (e)	1,000,000	998,231
National City Corp., 6.875%, 5/15/19	1,500,000	1,789,806
National Oilwell Varco, Inc., 1.35%, 12/1/17	1,000,000	984,023
Nationwide Health Properties, Inc.:
6.90%, 10/1/37	8,890,000	10,171,200
6.59%, 7/7/38	1,300,000	1,455,906

20 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (e)	$2,000,000	$1,941,938
NBCUniversal Media LLC:
2.875%, 4/1/16	5,000,000	5,236,225
4.375%, 4/1/21	5,000,000	5,382,775
NetApp, Inc., 2.00%, 12/15/17	8,000,000	7,876,032
New York Life Global Funding, 1.65%, 5/15/17 (e)	3,050,000	3,043,632
NII Capital Corp.:
10.00%, 8/15/16	6,500,000	6,240,000
7.625%, 4/1/21	12,770,000	9,066,700
NII International Telecom SCA:
7.875%, 8/15/19 (e)	2,750,000	2,495,625
11.375%, 8/15/19 (e)	2,000,000	2,070,000
Nissan Motor Acceptance Corp.:
1.95%, 9/12/17 (e)	5,000,000	4,971,815
2.65%, 9/26/18 (e)	4,600,000	4,612,889
Noble Holding International Ltd., 2.50%, 3/15/17	2,000,000	2,010,560
Northern Tier Energy LLC / Northern Tier Finance Corp., 7.125%,
11/15/20 (e)	4,000,000	4,000,000
Northrop Grumman Corp., 1.75%, 6/1/18	2,000,000	1,962,966
Oracle Corp., 2.375%, 1/15/19	1,000,000	1,004,707
Penske Truck Leasing Co. LP / PTL Finance Corp.:
3.125%, 5/11/15 (e)	2,000,000	2,058,612
2.50%, 3/15/16 (e)	5,000,000	5,092,685
3.75%, 5/11/17 (e)	3,000,000	3,140,133
Permian Holdings, Inc., 10.50%, 1/15/18 (e)	2,000,000	1,950,000
Pernod Ricard SA:
2.95%, 1/15/17 (e)	5,000,000	5,187,375
4.25%, 7/15/22 (e)	2,000,000	2,019,300
Petrobras Global Finance BV:
2.00%, 5/20/16	2,000,000	1,987,082
3.00%, 1/15/19	1,000,000	940,420
Pioneer Natural Resources Co., 5.875%, 7/15/16	14,450,000	16,093,774
Plains Exploration & Production Co., 8.625%, 10/15/19	2,500,000	2,762,458
Prudential Covered Trust, 2.997%, 9/30/15 (e)	1,700,000	1,753,336
Qwest Communications International, Inc., 7.125%, 4/1/18	1,419,000	1,472,212
Regions Bank, 7.50%, 5/15/18	3,800,000	4,469,237
Regions Financial Corp., 5.75%, 6/15/15	7,750,000	8,304,202
Rio Tinto Finance USA plc:
1.125%, 3/20/15	3,000,000	3,015,270
1.094%, 6/17/16 (r)	5,000,000	5,024,255
2.00%, 3/22/17	3,500,000	3,524,654
Royal Bank of Canada, 1.20%, 9/19/18	16,910,000	16,709,397
Ryder System, Inc., 3.15%, 3/2/15	4,000,000	4,119,584
SABMiller Holdings, Inc., 2.45%, 1/15/17 (e)	22,000,000	22,602,954
Safeway, Inc.:
1.756%, 12/12/13 (r)	9,000,000	9,022,536
6.25%, 3/15/14	2,268,000	2,321,053
3.40%, 12/1/16	2,000,000	2,062,104
SBA Tower Trust, 2.24%, 4/15/43 (e)	12,000,000	11,833,536
Shell International Finance BV, 1.90%, 8/10/18	4,700,000	4,715,256
Sherwin-Williams Co., 1.35%, 12/15/17	2,000,000	1,952,640

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 21

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Simon Property Group LP:
5.25%, 12/1/16	$2,000,000	$2,231,644
2.80%, 1/30/17	5,000,000	5,180,925
Spencer Spirit Holdings, Inc.:
11.00%, 5/1/17 (e)	12,460,000	13,269,900
9.00%, 5/1/18 (e)	5,000,000	4,875,000
St. Jude Medical, Inc., 2.50%, 1/15/16	920,000	945,298
SunTrust Bank, 0.552%, 8/24/15 (r)	5,175,000	5,121,004
SunTrust Banks, Inc., 3.50%, 1/20/17	2,500,000	2,643,688
SUPERVALU, Inc.:
8.00%, 5/1/16	1,750,000	1,916,250
6.75%, 6/1/21 (e)	4,000,000	3,800,000
Symantec Corp.:
2.75%, 9/15/15	2,710,000	2,794,715
2.75%, 6/15/17	5,000,000	5,079,420
Telefonica Emisiones SAU:
3.992%, 2/16/16	5,270,000	5,459,067
3.192%, 4/27/18	3,000,000	2,960,070
The Coca-Cola Co., 1.80%, 9/1/16	930,000	956,058
Thermo Fisher Scientific, Inc., 3.15%, 1/15/23	2,500,000	2,314,900
Time Warner, Inc., 3.40%, 6/15/22	3,000,000	2,912,292
Toronto-Dominion Bank, 2.20%, 7/29/15 (e)	7,000,000	7,210,700
Total Capital International SA, 1.55%, 6/28/17	3,000,000	3,015,255
Total System Services, Inc., 2.375%, 6/1/18	5,000,000	4,877,760
Toyota Motor Credit Corp., 2.05%, 1/12/17	7,600,000	7,774,587
UDR, Inc., 3.70%, 10/1/20	2,000,000	2,010,206
United Airlines, Inc., 6.75%, 9/15/15 (e)	3,000,000	3,090,000
UnitedHealth Group, Inc., 1.875%, 11/15/16	2,000,000	2,046,496
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	35,979,000	37,502,747
Ventas Realty LP / Ventas Capital Corp.:
4.00%, 4/30/19	2,000,000	2,097,818
2.70%, 4/1/20	3,000,000	2,859,222
Verizon Communications, Inc.:
1.25%, 11/3/14	2,500,000	2,514,685
2.50%, 9/15/16	3,750,000	3,865,072
2.00%, 11/1/16	10,000,000	10,133,530
3.65%, 9/14/18	2,000,000	2,107,386
4.50%, 9/15/20	4,500,000	4,785,597
5.15%, 9/15/23	5,000,000	5,358,930
Viacom, Inc., 2.50%, 12/15/16	2,000,000	2,049,360
Virgin Media Finance plc, 4.875%, 2/15/22	1,000,000	840,000
Volkswagen International Finance NV, 0.884%, 4/1/14 (e)(r)	5,000,000	5,009,475
Wachovia Bank NA, 0.584%, 3/15/16 (r)	6,200,000	6,160,642
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	30,087,000	27,228,735
Walt Disney Co., 1.125%, 2/15/17	3,000,000	2,988,687
WellPoint, Inc.:
1.25%, 9/10/15	1,000,000	1,006,805
1.875%, 1/15/18	2,000,000	1,982,478
Western Union Co., 2.875%, 12/10/17	2,250,000	2,298,632
Xerox Corp.:
4.25%, 2/15/15	2,750,000	2,867,356
2.95%, 3/15/17	3,000,000	3,076,473

22 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Xstrata Finance Canada Ltd.:
2.85%, 11/10/14 (e)	$10,402,000	$10,557,832
2.05%, 10/23/15 (e)	4,000,000	4,010,884
Yara International ASA, 5.25%, 12/15/14 (e)	5,250,000	5,483,100
Zimmer Holdings, Inc., 1.40%, 11/30/14	4,000,000	4,027,852
Zoetis, Inc., 1.875%, 2/1/18 (e)	2,750,000	2,722,294

Total Corporate Bonds (Cost $1,429,454,446)		1,458,257,679

FLOATING RATE LOANS(d) - 1.5%
BJ’s Wholesale Club, Inc., 3.25%, 9/26/19 (r)	2,331,143	2,327,938
Cooper Tire & Rubber Co., Bridge Loan, 7/11/14*	7,000,000	7,000,000
Dell Inc., Bridge Loan:
2/28/20*	6,646,150	6,612,919
2/26/21*	4,153,850	4,133,081
Dunkin’ Brands, Inc., 2.75%, 2/11/20 (r)	4,956,746	4,939,398
Quicksilver Resources, Inc., 4.00%, 6/21/19 (r)	1,500,000	1,438,125
SUPERVALU, Inc., 4.00%, 3/21/19 (r)	1,489,801	1,483,283

Total Floating Rate Loans (Cost $27,991,239)		27,934,744

MUNICIPAL OBLIGATIONS - 0.8%
Albany New York IDA Civic Facilities Revenue VRDN, 0.40%,
5/1/27 (r)†	1,885,000	1,885,000
Alexandria Virginia IDA Revenue VRDN, 0.42%, 7/1/30 (r)†	1,175,000	1,175,000
Jefferson Parish Louisiana Industrial Development
Board, Inc. Revenue VRDN, 0.42%, 6/1/24 (r)†	2,900,000	2,900,000
Michigan Strategic Fund LO Revenue VRDN, 0.40%, 9/1/22 (r)†	6,000,000	6,000,000
Warren County Kentucky IDA Revenue VRDN, 0.28%,
12/1/18 (r)†	2,585,000	2,585,000
Wausau Wisconsin Community Development
Authority Revenue VRDN, 0.43%, 11/1/38 (r)†	870,000	870,000

Total Municipal Obligations (Cost $15,415,000)		15,415,000

VARIABLE RATE DEMAND NOTES† - 0.8%
2880 Stevens Creek LLC, 0.27%, 11/1/33 (r)	1,340,000	1,340,000
Esplanade Theatres LLC, 0.27%, 11/1/42 (r)	7,200,000	7,200,000
Four Fishers LLC, 0.38%, 4/1/24 (r)	4,240,000	4,240,000
Kenner Theatres LLC, 0.27%, 2/1/42 (r)	2,500,000	2,500,000

Total Variable Rate Demand Notes (Cost $15,280,000)		15,280,000

SOVEREIGN GOVERNMENT BONDS - 1.2%
Province of Ontario Canada, 1.65%, 9/27/19	22,245,000	21,410,812

Total Sovereign Government Bonds (Cost $22,315,090)		21,410,812

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 23

	PRINCIPAL
TIME DEPOSIT - 1.8%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.083%, 10/1/13	$34,361,098	$34,361,098

Total Time Deposit (Cost $34,361,098)		34,361,098

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.1%
COP I LLC, 3.613%, 12/5/21	2,202,760	2,381,617

Total U.S. Government Agencies and Instrumentalities
(Cost $2,202,759)		2,381,617

U.S. TREASURY OBLIGATIONS - 2.4%
United States Treasury Notes:
0.875%, 9/15/16	18,590,000	18,726,525
1.375%, 9/30/18	8,640,000	8,680,504
2.00%, 9/30/20	11,470,000	11,461,042
2.50%, 8/15/23	5,485,000	5,429,295

Total U.S. Treasury Obligations (Cost $44,120,774)		44,297,366

EQUITY SECURITIES - 0.3%	SHARES
Woodbourne Capital:
Trust I, Preferred (b)(e)	2,125,000	1,097,775
Trust II, Preferred (b)(e)	2,125,000	1,097,775
Trust III, Preferred (b)(e)	3,125,000	1,614,375
Trust IV, Preferred (b)(e)	3,125,000	1,614,375

Total Equity Securities (Cost $5,950,936)		5,424,300

TOTAL INVESTMENTS (Cost $1,842,239,935) - 100.3%		1,867,364,912
Other assets and liabilities, net - (0.3%)		(6,374,097)
NET ASSETS - 100%		$1,860,990,815

See notes to financial statements.

24 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 70,378,471 shares outstanding	$1,123,673,753
Class C: 14,084,549 shares outstanding	225,218,996
Class I: 9,635,261 shares outstanding	156,848,339
Class Y: 20,095,521 shares outstanding	335,227,689
Undistributed net investment income	76,026
Accumulated net realized gain (loss)	(4,183,317)
Net unrealized appreciation (depreciation)	24,129,329

NET ASSETS	$1,860,990,815

NET ASSET VALUE PER SHARE
Class A (based on net assets of $1,145,472,888)	$16.28
Class C (based on net assets of $228,366,094)	$16.21
Class I (based on net assets of $157,556,898)	$16.35
Class Y (based on net assets of $329,594,935)	$16.40

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACEAMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Sold:
2 Year U.S. Treasury Notes	630	12/13	$138,767,344	($384,694)
5 Year U.S. Treasury Notes	432	12/13	52,292,250	(610,954)
Total Sold				($995,648)

See notes to financial statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 25

(b) This security was valued under the direction of the Board of Trustees. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end.

Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

* Non-income producing security.

† The date shown for securities represents the date when principal payments must be paid. Most securities have maturity shortening features that function as put options.

Abbreviations:

IDA: Industrial Development Agency/Authority
LLC: Limited Liability Corporation
LO: Limited Obligation
LP: Limited Partnership
plc: Public Limited Company
REIT: Real Estate Investment Trust
VRDN: Variable Rate Demand Notes

See notes to financial statements.

26 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2013

NET INVESTMENT INCOME
Investment Income:
Interest income	$55,444,878
Dividend income	38,996
Total investment income	55,483,874

Expenses:
Investment advisory fee	6,249,200
Administrative fees	5,376,133
Transfer agency fees and expenses	2,956,787
Distribution Plan expenses:
Class A	3,057,975
Class C	2,458,215
Trustees’ fees and expenses	167,606
Custodian fees	147,059
Registration fees	62,973
Reports to shareholders	235,230
Professional fees	76,395
Accounting fees	215,930
Miscellaneous	(72,287)
Total expenses	20,931,216
Reimbursement from Advisor:
Class A	(460,725)
Fees paid indirectly	(1,844)
Net expenses	20,468,647

NET INVESTMENT INCOME	35,015,227

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(6,338,690)
Futures	3,209,123
(3,129,567)

Change in unrealized appreciation (depreciation) on:
Investments	(11,757,375)
Futures	(370,725)
(12,128,100)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(15,257,667)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$19,757,560

See notes to financial statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 27

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$35,015,227	$46,227,834
Net realized gain (loss)	(3,129,567)	10,529,118
Change in unrealized appreciation (depreciation)	(12,128,100)	73,516,773

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	19,757,560	130,273,725

Distributions to shareholders from:
Net investment income:
Class A shares	(23,749,276)	(33,386,495)
Class C shares	(3,038,204)	(4,320,513)
Class I shares	(2,763,958)	(2,705,547)
Class Y shares	(7,275,224)	(9,135,081)
Net realized gain:
Class A shares	(1,070,448)	(24,894,154)
Class C shares	(216,761)	(4,770,949)
Class I shares	(80,246)	(1,308,387)
Class Y shares	(266,366)	(5,825,210)
Total distributions	(38,460,483)	(86,346,336)

Capital share transactions:
Shares sold:
Class A shares	318,076,575	265,724,854
Class C shares	36,751,129	32,585,578
Class I shares	101,716,681	32,674,019
Class Y shares	141,686,543	108,071,494
Reinvestment of distributions:
Class A shares	21,493,458	51,719,156
Class C shares	1,995,114	5,159,400
Class I shares	2,350,992	3,693,478
Class Y shares	4,285,083	8,258,791
Redemption fees:
Class A shares	35,949	79,257
Class C shares	1,970	828
Class I shares	9	—
Class Y shares	20,183	124,871
Shares redeemed:
Class A shares	(461,585,134)	(753,492,074)
Class C shares	(66,890,397)	(96,161,217)
Class I shares	(46,025,929)	(23,425,451)
Class Y shares	(117,423,436)	(274,682,291)
Total capital share transactions	(63,511,210)	(639,669,307)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(82,214,133)	(595,741,918)

See notes to financial statements.

28 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS - (CONT’D)	SEPTEMBER 30,	SEPTEMBER 30,
NET ASSETS	2013	2012
Beginning of year	$1,943,204,948	$2,538,946,866
End of year (including undistributed net investment
income of $76,026 and $454,514, respectively)	$1,860,990,815	$1,943,204,948

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	19,328,435	16,518,345
Class C shares	2,240,047	2,032,819
Class I shares	6,173,255	2,033,783
Class Y shares	8,556,625	6,661,812
Reinvestment of distributions:
Class A shares	1,309,745	3,241,904
Class C shares	122,030	325,169
Class I shares	142,805	229,934
Class Y shares	259,236	513,067
Shares redeemed:
Class A shares	(28,125,985)	(46,930,634)
Class C shares	(4,090,204)	(6,008,643)
Class I shares	(2,791,904)	(1,443,493)
Class Y shares	(7,095,763)	(16,968,488)
Total capital share activity	(3,971,678)	(39,794,425)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Short Duration Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund currently offers four classes of shares of beneficial interest - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets

30 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Funds’ investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

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If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2013, securities valued at $5,424,300, or 0.3% of net assets, were fair valued in good faith under the direction of the Board.

32 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Asset-backed securities	—	$130,916,166	—		$130,916,166
Collateralized mortgage-backed obligations	—	19,175,459	—		19,175,459
Commercial mortgage-backed securities	—	92,510,671	—		92,510,671
Corporate bonds	—	1,458,257,679	—		1,458,257,679
Equity securities	—	—	$5,424,300	**	5,424,300
Municipal obligations	—	15,415,000	—		15,415,000
U.S. government obligations	—	46,678,983	—		46,678,983
Other debt obligations	—	98,986,654	—		98,986,654
TOTAL	—	$1,861,940,612	$5,424,300	***	$1,867,364,912
Other financial instruments****	($995,648)	—	—		($995,648)

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Securities valued at $5,424,300 were transferred from Level 2 to Level 3 during the period.

*** Level 3 securities represent 0.3% of net assets.

**** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of

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interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, the Fund invested in 2 year, 5 year and 10 year U.S. Treasury Notes futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 340 contracts and $6,449,135 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 26.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

34 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund had an arrangement with the custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits were used to reduce the Fund’s expenses. This arrangement was suspended on January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average net assets: .35% on the first $750 million, .325% next $750 million, .30% next $2 billion, and .275% over $3.5 billion. Under the terms of the agreement, $535,416 was payable at year end. In addition, $218,568 was payable at year end for operating expenses paid by the Advisor during September 2013.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2014. The contractual expense cap is 1.08%, .75%, and .95% for Class A, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not

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include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. To the extent any expense offset credits were earned, the Advisor’s obligation under the contractual limitation may have been reduced and the Advisor may have benefited from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A, C, and Y shares pay an annual rate of .30% on the first $1.5 billion and .275% over $1.5 billion of the combined assets of all classes of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $439,775 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund’s average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $453,378 was payable at year end.

CID received $67,565 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2013.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $173,883 for the year ended September 30, 2013. Under the terms of the agreement, $10,154 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual fee of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $1,741,065,591 and $1,618,367,237, respectively. U.S. government security purchases and sales were $1,282,128,459 and $1,318,229,885, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2013, such purchase and sales transactions were $382,449,193 and $348,955,000, respectively.

36 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

The Fund intends to elect to defer net capital losses of $4,943,069 incurred from November 1, 2012 through September 30, 2013 and treat them as arising in the fiscal year ending September 30, 2014.

The tax character of dividends and distributions paid during the years ended September 30, 2013 and September 30, 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary income	$36,992,461	$52,904,434
Long-term capital gain	1,468,022	33,441,902
Total	$38,460,483	$86,346,336

As of September 30, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$37,934,900
Unrealized (depreciation)	(12,992,351)
Net unrealized appreciation/(depreciation)	$24,942,549
Undistributed ordinary income	$76,026
Federal income tax cost of investments	$1,842,422,362

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, Section 1256 contracts, and deferral of post-October capital losses.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities and tax-exempt income.

Undistributed net investment income	$1,432,947
Accumulated net realized gain (loss)	(1,435,494)
Paid-in capital	2,547

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commit-

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ment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2013.

NOTE E — REGULATORY MATTERS

In October 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 2008 through September 30, 2011. These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the affected period. Accordingly, in December 2011, pursuant to an agreement (“the Agreement”) with the Board of Trustees, the Advisor contributed $10,161,859 to the Fund to adjust shareholder trades occurring during the respective period for the benefit of affected shareholders.

Subsequent to the Agreement, the Securities and Exchange Commission (“SEC”) conducted a compliance examination of the Advisor and the Calvert Funds (“the Funds”). In a letter dated November 1, 2013, the SEC communicated their examination findings that included various deficiencies and weaknesses and concerns regarding whether the contribution and shareholder disbursement, discussed above, was properly calculated and distributed to certain shareholders.

Management of the Advisor and the Funds are preparing a response to the SEC examination and believe a number of corrective actions have been taken since October 2011 to address the matters raised in the examination. Also, in management’s opinion, the contribution noted above was properly calculated and distributed by the Fund to benefit the affected shareholders and was in accordance with the Agreement. It is also management’s opinion that the resolution of the examination matters will not have a material adverse effect on the financial position or results of operations of the Fund.

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2013, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2013 (z)	2012	2011 (z)
Net asset value, beginning	$16.43	$16.06	$16.64
Income from investment operations:
Net investment income	.30	.35	.33
Net realized and unrealized gain (loss)	(.12)	.65	(.40)
Total from investment operations	.18	1.00	(.07)
Distributions from:
Net investment income	(.32)	(.38)	(.39)
Net realized gain	(.01)	(.25)	(.12)
Total distributions	(.33)	(.63)	(.51)
Total increase (decrease) in net asset value	(.15)	.37	(.58)
Net asset value, ending	$16.28	$16.43	$16.06

Total return*	1.12%	6.41%	(.46%)
Ratios to average net assets: A
Net investment income	1.84%	2.18%	2.02%
Total expenses	1.12%	1.22%	1.15%
Expenses before offsets	1.08%	1.08%	1.08%
Net expenses	1.08%	1.08%	1.08%
Portfolio turnover	166%	187%	263%
Net assets, ending (in thousands)	$1,145,473	$1,279,265	$1,686,575

		YEARS ENDED
		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES		2010	2009 (z)
Net asset value, beginning		$16.48	$15.70
Income from investment operations:
Net investment income		.42	.52
Net realized and unrealized gain (loss)		.37	.88
Total from investment operations		.79	1.40
Distributions from:
Net investment income		(.40)	(.49)
Net realized gain		(.23)	(.13)
Total distributions		(.63)	(.62)
Total increase (decrease) in net asset value		.16	.78
Net asset value, ending		$16.64	$16.48

Total return*		4.90%	9.27%
Ratios to average net assets: A
Net investment income		2.53%	3.34%
Total expenses		1.14%	1.19%
Expenses before offsets		1.08%	1.09%
Net expenses		1.08%	1.08%
Portfolio turnover		226%	359%
Net assets, ending (in thousands)		$2,002,449	$1,758,619

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2013 (z)	2012	2011 (z)
Net asset value, beginning	$16.37	$15.99	$16.58
Income from investment operations:
Net investment income	.19	.22	.21
Net realized and unrealized gain (loss)	(.14)	.66	(.41)
Total from investment operations	.05	.88	(.20)
Distributions from:
Net investment income	(.20)	(.25)	(.27)
Net realized gain	(.01)	(.25)	(.12)
Total distributions	(.21)	(.50)	(.39)
Total increase (decrease) in net asset value	(.16)	.38	(.59)
Net asset value, ending	$16.21	$16.37	$15.99

Total return*	.34%	5.65%	(1.25%)
Ratios to average net assets: A
Net investment income	1.14%	1.40%	1.30%
Total expenses	1.78%	1.86%	1.79%
Expenses before offsets	1.78%	1.86%	1.79%
Net expenses	1.78%	1.86%	1.79%
Portfolio turnover	166%	187%	263%
Net assets, ending (in thousands)	$228,366	$258,843	$311,299

		YEARS ENDED
		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES		2010	2009 (z)
Net asset value, beginning		$16.41	$15.64
Income from investment operations:
Net investment income		.29	.39
Net realized and unrealized gain (loss)		.38	.88
Total from investment operations		.67	1.27
Distributions from:
Net investment income		(.27)	(.37)
Net realized gain		(.23)	(.13)
Total distributions		(.50)	(.50)
Total increase (decrease) in net asset value		.17	.77
Net asset value, ending		$16.58	$16.41

Total return*		4.18%	8.37%
Ratios to average net assets: A
Net investment income		1.79%	2.51%
Total expenses		1.80%	1.86%
Expenses before offsets		1.80%	1.86%
Net expenses		1.80%	1.85%
Portfolio turnover		226%	359%
Net assets, ending (in thousands)		$337,866	$219,342

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2013 (z)	2012	2011 (z)
Net asset value, beginning	$16.51	$16.12	$16.71
Income from investment operations:
Net investment income	.39	.44	.43
Net realized and unrealized gain (loss)	(.13)	.66	(.42)
Total from investment operations	.26	1.10	.01
Distributions from:
Net investment income	(.41)	(.46)	(.48)
Net realized gain	(.01)	(.25)	(.12)
Total distributions	(.42)	(.71)	(.60)
Total increase (decrease) in net asset value	(.16)	.39	(.59)
Net asset value, ending	$16.35	$16.51	$16.12

Total return*	1.64%	7.05%	.05%
Ratios to average net assets: A
Net investment income	2.44%	2.72%	2.57%
Total expenses	.49%	.55%	.49%
Expenses before offsets	.49%	.55%	.49%
Net expenses	.49%	.55%	.49%
Portfolio turnover	166%	187%	263%
Net assets, ending (in thousands)	$157,557	$100,874	$85,310

		YEARS ENDED
		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES		2010	2009 (z)
Net asset value, beginning		$16.53	$15.74
Income from investment operations:
Net investment income		.50	.57
Net realized and unrealized gain (loss)		.39	.89
Total from investment operations		.89	1.46
Distributions from:
Net investment income		(.48)	(.54)
Net realized gain		(.23)	(.13)
Total distributions		(.71)	(.67)
Total increase (decrease) in net asset value		.18	.79
Net asset value, ending		$16.71	$16.53

Total return*		5.53%	9.68%
Ratios to average net assets: A
Net investment income		3.07%	3.39%
Total expenses		.51%	.62%
Expenses before offsets		.51%	.62%
Net expenses		.51%	.61%
Portfolio turnover		226%	359%
Net assets, ending (in thousands)		$59,348	$28,045

See notes to financial highlights.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 41

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2013 (z)	2012	2011 (z)
Net asset value, beginning	$16.56	$16.18	$16.79
Income from investment operations:
Net investment income	.36	.40	.40
Net realized and unrealized gain (loss)	(.13)	.66	(.43)
Total from investment operations	.23	1.06	(.03)
Distributions from:
Net investment income	(.38)	(.43)	(.46)
Net realized gain	(.01)	(.25)	(.12)
Total distributions	(.39)	(.68)	(.58)
Total increase (decrease) in net asset value	(.16)	.38	(.61)
Net asset value, ending	$16.40	$16.56	$16.18

Total return*	1.41%	6.77%	(.20%)
Ratios to average net assets: A
Net investment income	2.19%	2.48%	2.38%
Total expenses	.73%	.81%	.79%
Expenses before offsets	.73%	.81%	.79%
Net expenses	.73%	.81%	.79%
Portfolio turnover	166%	187%	263%
Net assets, ending (in thousands)	$329,595	$304,223	$455,764

		YEARS ENDED
		SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES		2010	2009 (z)
Net asset value, beginning		$16.59	$15.80
Income from investment operations:
Net investment income		.43	.50
Net realized and unrealized gain (loss)		.42	.92
Total from investment operations		.85	1.42
Distributions from:
Net investment income		(.42)	(.50)
Net realized gain		(.23)	(.13)
Total distributions		(.65)	(.63)
Total increase (decrease) in net asset value		.20	.79
Net asset value, ending		$16.79	$16.59

Total return*		5.24%	9.35%
Ratios to average net assets: A
Net investment income		2.72%	3.14%
Total expenses		.80%	.88%
Expenses before offsets		.80%	.88%
Net expenses		.80%	.87%
Portfolio turnover		226%	359%
Net assets, ending (in thousands)		$1,062,397	$149,126

See notes to financial highlights.

42 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense off set arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 43

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the

44 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (unAudiTEd)

increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (unAudiTEd) 45

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

46 www.calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (unAudiTEd)

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Barbara Krumsiek

President and CEO of Calvert Investments, Inc.

Dear Calvert Shareholder,

For the 12 months ended September 30, 2013, the global equity markets generally had a strong year, while bonds saw more mixed results. Large-cap stocks, as represented by the Russell 1000 Index, posted a healthy 20.9% return, while the smaller-cap Russell 2000 Index led with a 30.1% gain. This occurred despite political turmoil and market concerns worldwide about a forced shutdown of the U.S. government and the upcoming debt ceiling deadline.

Despite these advances, it was a challenging year for the financial markets overall. At various times, issues at home and abroad led to marked volatility in the performance of both stocks and bonds. Emerging-market performance was notably low, as fears of slowing growth in China and the Eurozone, along with continuing struggles in the Eurozone periphery, stalled regional investment. As a result, the formerly high-flying MSCI Emerging Markets Index gained only 1.3% for the period. The Barclays U.S. Credit Index, a barometer for the overall U.S. bond market, returned -1.9%.

Early in the Fall, Fed Chairman Ben Bernanke’s retirement was big news. The nomination of Vice Chair Janet Yellen as his replacement means the Fed will likely stay the course with current monetary policy. Yet, this is a historic moment for the United States, as Yellen, following Senate approval, will be the first woman to lead this critical agency.

Calvert Co-Founder Honored

I’m proud to congratulate Calvert co-founder Wayne Silby, who received the prestigious Joseph Wharton Award for Social Impact from The Alumni Club of New York, honoring his lifetime of achievement in impact investing and social entrepreneurship. Besides founding Calvert with John Guffey, Wayne is a co-founder of the Social Venture Network, Co-Chairman of the board of the Calvert Foundation, Chairman of Syntao Ltd., a CSR consultancy in Beijing, and active in other ventures in social impact and entrepreneurship.

Calvert Releases New Report on Diversity

In March, we published the latest edition of Examining the Cracks in the Glass Ceiling, which measures diversity practices of the companies that constitute the S&P 100 Index. As you know, Calvert believes companies with a diverse workforce are poised for greater success in today’s increasingly global marketplace and will enjoy greater long-term value—a view supported by a growing body of research from McKinsey, Credit Suisse, and others.

Companies in the report were rated on 10 indicators: EEO policy, internal diversity initiatives, external diversity initiatives, scope of diversity initiatives, family-friendly benefits, demographic disclosure of employees (EEO-1), highest-paid executives, board diversity,

4 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT director selection criteria, and overall corporate commitment. The highest-rated companies were Citigroup, Merck, The Coca-Cola Company, and J.P. Morgan Chase, all scoring at least 95 points or more out of 100. We hold these companies in a number of our Calvert portfolios.

While some progress has been achieved in corporate diversity practices since our last assessment in 2010, the S&P 100 companies are largely failing to translate progressive practices into increased promotion rates for women and minority employees. For example, women are now hired as often as men. However, more than half of the S&P 100 companies lack diversity among their highest-paid senior executive positions. And women still only represent 19% of board members among these large-cap companies. Much remains to be done, which is why we continue to work with a number of international, multi-stakeholder groups on these issues, as well as conduct advocacy work with individual companies.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. As always, we thank you for investing with Calvert.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 5

Performance

For the 12 months ended September 30, 2013, Calvert Long-Term Income Fund (Class A shares at NAV) returned -5.42%. Its benchmark, the Barclays Long U.S. Credit Index (the Index), returned -6.89% for the same period. The Fund’s relative outperformance was mainly the result of its shorter-than-benchmark duration,1 underweight to government-related sectors, allocation to high-yield bonds, and strong security selection. As a group, long-term bonds saw significant price declines over the reporting period as long-term interest rates rose, driving the prices of existing bonds lower.

Market Review

The U.S. fixed-income market was buffeted by the decisions of monetary and fiscal policymakers throughout the reporting period, and the U.S. economy continued its slow recovery trend. During the first six months, tax hikes and deep spending cuts (the

6 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

“sequester”) created a drag on the U.S. economy, contributing to a poor growth rate of 0.6% annualized.2 In the second half, the economy logged an estimated 2.3% growth pace.3 For the entire 12 months, the U.S. economy likely grew in the neighborhood of 1.5%, less than half the 50-year average U.S. economic growth rate. The Federal Reserve’s (the Fed) inflation barometer ran at 1.2% annualized, well below the long-term comfort range of 2.0% to 2.25%.4 The unemployment rate posted a 0.5% decline, finishing the period at a relatively high 7.3%.5 There were several monetary policy decisions that moved the bond market. In September 2012, the Fed responded to slower growth, announcing bond purchases of $40 billion per month of mortgage-backed securities (called “QE3”). In December 2012, the Fed expanded QE3 by purchasing an additional $45 billion per month of Treasury securities. In late May, however, the Fed discussed a possible reduction in the $85 billion pace of bond purchasing.

As years of Fed quantitative-easing purchases reduced the pool of government bonds, private-sector investors were forced to search for higher-yielding bonds. This drove high-yield corporate bond yields to a record low of 5.24% in May.6 The Fed’s May and June suggestions that the pace of QE3 would be tapered, however, led to market expectation for less future demand for U.S. government bonds, which led to higher intermediate- and long-term interest rates. The ten-year Treasury yield reached 3% in early September.

Soon thereafter, however, faced with greater uncertainty about fiscal policy and tighter financial conditions, the Fed chose to continue the $85 billion QE3 pace. This surprised global markets and yields came off their highs. At the end of the reporting period, markets braced for the

CALVERT LONG-TERM
INCOME FUND
SEPTEMBER 30, 2013

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	9/30/13	9/30/13
Class A	-5.50%	-5.42%

Barclays Long
U.S. Credit
Index	-6.36%	-6.89%

Lipper
BBB-Rated
Corporate
Debt Funds
Average	-2.57%	-0.98%

	30 DAYS ENDED
SEC YIELD	9/30/13	9/30/12
Class A	3.35%	2.34%

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Corporate	85.7%
Financial Institutions	21.5%
Industrial	59.7%
Utility	4.5%
Government Related	1.4%
Agency	0.4%
Local Authority	1.0%
Municipal	0.2%
Government Public Service	0.1%
Utility	0.1%
Securitized	0.2%
Commercial Mortgage-
Backed Securities	0.2%
Short-Term Investments	5.7%
Treasury	6.8%
Total	100%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 7 first government shutdown in 17 years and a battle over raising the U.S. debt limit. Market and economic uncertainty was on the rise.

Over the reporting period, the benchmark 10-year Treasury yield increased 99 basis points7 to 2.64%. The broad bond-market Barclays U.S. Aggregate Index declined 1.7% for the 12-month period.

CALVERT LONG-TERM
INCOME FUND
SEPTEMBER 30, 2013

AVERAGE ANNUAL TOTAL RETURNS

CLASS A	(WITH MAX. LOAD)
One year	-8.99%
Five year	8.22%
Since inception (12/31/2004)	7.09%

Fund Strategy

Throughout the reporting period, the Fund navigated a challenging fixed-income climate, outperforming its benchmark but producing a negative absolute return. The Fund’s relative outperformance resulted from its shorter duration versus the benchmark, an underweight to sovereign8 and supranational9 sectors, a small out-of-index allocation to high-yield bonds, and positive security-selection effect (overweighting better-performing securities relative to the Index).

The market environment saw increased volatility in the second half of the reporting period. In the second quarter of 2013, there was a sell-off of bonds and lower-quality bonds struggled relative to Treasuries, causing credit spreads10 to widen. This trend reversed sharply in the third quarter and credit spreads compressed. Not only did corporate bonds and other credit-sensitive sectors outperform Treasuries, but lower-rated securities outperformed higher-rated bonds, and high-yield (non-investment grade) bonds performed best. (High-yield bond prices typically are not as closely linked to Treasury yields as are investment-grade corporate bonds.) The Fund’s underweight to the government-related sector—and its overweight allocation to corporate bonds, including an out-of-benchmark position in high yield (currently 6.1% of assets11)—benefited from the trend.

The Fund’s results were also aided by a relative short duration compared with the benchmark. At the end of the reporting period, the Fund’s duration was 12.1 years, as opposed to 12.9 years for the Index. With longer-term bond yields rising and prices falling for much of the reporting period, a comparatively short duration was a helpful strategy for protecting against losses. The Fund uses Treasury futures to hedge its interest-rate and yield curve positions. This futures strategy did not materially impact the Fund’s performance.

A strategic overweight to the intermediate part of the yield curve was also slightly positive during the reporting period. However, these benefits were largely offset by an underweight to Banking and Insurance industry holdings, where unexpected weakness limited the Fund’s gains compared with the benchmark.

The Fund’s overall positioning has been beneficial for the year as a whole. Its shorter-than-benchmark duration along with an underweight to government-related sectors has consistently proved valuable. An opportunistic allocation to high-yield securities has also been a positive contributor. We intend to maintain these strategic positions for the intermediate investment horizon, but will continue to rigorously review holdings and sector allocations.

8 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown reflect the deduction of the maximum front-end Class A sales charge of 3.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.28%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 9

Outlook

Looking ahead, we expect the economy to continue its modest growth, with low inflation and an improving but soft labor recovery trend. Fiscal and monetary policy uncertainties, including the continued threat of another government shutdown, the recurring debt ceiling debate, and the appointment of a new Fed chair, continue to be major headwinds in the near future.

Given our outlook for the economy and restrictive and uncertain fiscal policy, we expect the Fed will put a strong emphasis on improving economic data before deciding to taper and ultimately raise the Fed Funds rate. We expect the Fed will guide the markets not to expect a hike in the policy target rates until at least late in 2015.

In view of our not-so-bullish macroeconomic and policy outlook, we continue to think that interest rates, especially on the short-to-intermediate part of the yield curve, should remain well anchored. We remain bullish on those sectors offering attractive yields relative to Treasury bonds, including investment-grade and high-yield corporate bonds, as well as enhanced collateralized mortgage-backed securities (CMBS). We believe these “spread sectors” should outperform similar-maturity Treasury bonds over the next six to 12 months. We continue to maintain a shorter overall duration versus the Index. Security selection within these spread sectors, and active management of duration and the yield curve, should be key drivers of performance going forward.

Calvert Investment Management, Inc.
October 2013

1. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movement.

2. GDP data source: Commerce Department.

3. Per actual Q2 2013 GDP data and the Q3 consensus from the September WSJ Survey of Professional Forecasters.

4. Data source: Commerce Department. The September PCE data were not available at this writing.

5. Data source: BLS. Employment data for September were not available at this writing.

6. The effective yield of the Bank of America Merrill Lynch High Yield Master II.

7. A basis point is 0.01 percentage points.

8. A debt security issued by a national government within a given country and denominated in a foreign currency.

9. A debt security issued by an international organization, or union, whereby member states transcend national boundaries.

10. Credit, or yield, spreads measure the difference in yield between a corporate bond and a Treasury security with a comparable maturity.

11. Includes non-rated securities deemed equivalent by the investment adviser.

10 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 11

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/13	9/30/13	4/1/13 - 9/30/13
Actual	$1,000.00	$944.98	$6.08
Hypothetical	$1,000.00	$1,018.81	$6.31
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

12 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Long-Term Income Fund: We have audited the accompanying statement of net assets of the Calvert Long-Term Income Fund (the “Fund”), a series of The Calvert Fund, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Long-Term Income Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

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STATEMENT OF NET ASSETS
SEPTEMBER 30, 2013

	PRINCIPAL
COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.1%	AMOUNT	VALUE
JP Morgan Chase Commercial Mortgage Securities Trust, 5.299%,
6/12/41 (r)	$163,546	$165,823

Total Commercial Mortgage-Backed Securities (Cost $167,005)		165,823

CORPORATE BONDS - 83.7%
AbbVie, Inc., 4.40%, 11/6/42	1,000,000	905,374
Actavis plc, 4.625%, 10/1/42	1,000,000	888,173
Aetna, Inc., 4.50%, 5/15/42	1,000,000	924,011
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	4,817	—
America Movil SAB de CV, 4.375%, 7/16/42	1,000,000	819,412
American International Group, Inc., 4.875%, 6/1/22	1,000,000	1,072,761
American Tower Corp.:
5.90%, 11/1/21	250,000	263,649
4.70%, 3/15/22	1,000,000	971,639
Amgen, Inc., 5.15%, 11/15/41	1,000,000	970,756
Anheuser-Busch InBev Worldwide, Inc.:
2.50%, 7/15/22	1,000,000	925,116
3.75%, 7/15/42	1,000,000	864,796
Apache Corp., 4.75%, 4/15/43	500,000	473,291
Apple, Inc., 3.85%, 5/4/43	1,000,000	837,953
AT&T, Inc., 5.55%, 8/15/41	2,000,000	1,985,290
Bank of America Corp., 3.30%, 1/11/23	1,000,000	936,760
Bank of America NA, 5.30%, 3/15/17	500,000	551,050
Barrick North America Finance LLC, 5.75%, 5/1/43	500,000	419,543
Baxter International, Inc., 3.20%, 6/15/23	500,000	487,846
Berkshire Hathaway Finance Corp., 4.40%, 5/15/42	1,000,000	918,849
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter
to 12/15/55 (r)	1,500,000	1,672,500
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	600,000	621,301
Capital One Bank, 3.375%, 2/15/23	1,000,000	935,348
Cemex SAB de CV, 5.248%, 9/30/15 (e)(r)	1,000,000	1,030,000
CenturyLink, Inc.:
5.80%, 3/15/22	1,250,000	1,175,000
7.65%, 3/15/42	500,000	445,000
Citigroup, Inc., 3.50%, 5/15/23	1,000,000	902,397
Comcast Corp., 4.65%, 7/15/42	500,000	475,466
ConAgra Foods, Inc., 4.65%, 1/25/43	1,000,000	907,627
COX Communications, Inc., 4.70%, 12/15/42 (e)	1,000,000	809,885
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	1,000,000	1,061,169
Cummins, Inc., 4.875%, 10/1/43	1,000,000	1,016,201
CVS Pass-Through Trust:
5.88%, 1/10/28	307,772	337,226
6.036%, 12/10/28	629,062	693,258
6.943%, 1/10/30	433,134	503,820
Deutsche Telekom International Finance BV, 4.875%, 3/6/42 (e)	700,000	659,277
Devon Energy Corp., 4.75%, 5/15/42	1,000,000	912,286
Discover Bank, 7.00%, 4/15/20	500,000	589,030

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Dow Chemical Co., 4.375%, 11/15/42	$400,000	$345,818
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	1,000,000	978,436
Duke Energy Progress, Inc., 4.10%, 5/15/42	1,000,000	922,050
Eaton Corp.:
4.00%, 11/2/32 (e)	500,000	459,648
4.15%, 11/2/42 (e)	500,000	444,167
Ecolab, Inc., 5.50%, 12/8/41	1,000,000	1,073,170
EI du Pont de Nemours & Co., 4.15%, 2/15/43	250,000	224,110
Enterprise Products Operating LLC:
4.85%, 8/15/42	1,000,000	937,727
4.85%, 3/15/44	500,000	466,028
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	340,000	378,250
First Niagara Financial Group, Inc., 6.75%, 3/19/20	1,000,000	1,159,068
Ford Motor Co., 4.75%, 1/15/43	1,000,000	892,473
Ford Motor Credit Co. LLC:
4.25%, 2/3/17	100,000	106,852
5.875%, 8/2/21	1,000,000	1,111,628
Freeport-McMoRan Copper & Gold, Inc., 5.45%, 3/15/43 (e)	1,000,000	896,315
General Electric Capital Corp., 5.875%, 1/14/38	500,000	551,938
General Electric Capital Corp. / LJ VP Holdings LLC, 3.80%,
6/18/19 (e)	1,600,000	1,673,520
General Electric Co., 4.125%, 10/9/42	900,000	826,236
General Motors Co., 6.25%, 10/2/43 (e)	500,000	492,500
Gilead Sciences, Inc., 5.65%, 12/1/41	1,000,000	1,106,075
Goldman Sachs Group, Inc.:
5.75%, 1/24/22	1,500,000	1,662,965
3.625%, 1/22/23	500,000	478,129
Heineken NV, 4.00%, 10/1/42 (e)	1,000,000	831,501
Home Depot, Inc., 4.20%, 4/1/43	1,000,000	907,035
Intel Corp., 4.80%, 10/1/41	500,000	479,068
JPMorgan Chase & Co., 3.20%, 1/25/23	1,500,000	1,403,277
Kinder Morgan Energy Partners LP, 3.45%, 2/15/23	500,000	467,599
Kraft Foods Group, Inc., 3.50%, 6/6/22	1,000,000	987,634
Kroger Co., 5.15%, 8/1/43	1,000,000	978,738
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	1,600,000	1,548,000
Liberty Mutual Group, Inc., 6.50%, 5/1/42 (e)	1,250,000	1,348,923
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%,
12/1/27 (e)	100,000	94,949
Lowe’s Co.’s, Inc.:
3.875%, 9/15/23	500,000	506,379
5.125%, 11/15/41	500,000	512,986
LYB International Finance BV, 5.25%, 7/15/43	500,000	491,680
Macy’s Retail Holdings, Inc., 5.125%, 1/15/42	500,000	478,606
Memorial Sloan-Kettering Cancer Center, 4.125%, 7/1/52	1,000,000	834,729
Methanex Corp., 5.25%, 3/1/22	1,000,000	1,037,297
Molson Coors Brewing Co., 5.00%, 5/1/42	1,000,000	974,443
Morgan Stanley:
5.50%, 1/26/20	500,000	553,282
4.10%, 5/22/23	1,500,000	1,399,077
National Oilwell Varco, Inc.:
2.60%, 12/1/22	500,000	464,335
3.95%, 12/1/42	500,000	449,419

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Nationwide Health Properties, Inc.:
6.90%, 10/1/37	$390,000	$446,206
6.59%, 7/7/38	30,000	33,598
NBCUniversal Media LLC:
2.875%, 1/15/23	500,000	475,503
4.45%, 1/15/43	2,000,000	1,848,448
Newmont Mining Corp., 4.875%, 3/15/42	500,000	379,966
News America, Inc., 5.40%, 10/1/43 (e)	1,000,000	1,001,187
NII Capital Corp., 7.625%, 4/1/21	1,000,000	710,000
Noble Holding International Ltd., 5.25%, 3/15/42	1,000,000	910,619
Northrop Grumman Corp., 4.75%, 6/1/43	500,000	471,761
NYU Hospitals Center, 4.428%, 7/1/42	1,000,000	824,551
PacifiCorp, 4.10%, 2/1/42	400,000	366,008
PepsiCo, Inc., 2.75%, 3/5/22	500,000	476,108
Pernod Ricard SA, 5.50%, 1/15/42 (e)	1,000,000	1,018,429
Petrobras Global Finance BV, 5.625%, 5/20/43	500,000	418,745
PPL Montana LLC, 8.903%, 7/2/20	9,346	10,546
SABMiller Holdings, Inc.:
3.75%, 1/15/22 (e)	780,000	786,210
4.95%, 1/15/42 (e)	500,000	498,308
Shell International Finance BV, 4.55%, 8/12/43	400,000	394,070
Spencer Spirit Holdings, Inc.:
11.00%, 5/1/17 (e)	1,100,000	1,171,500
9.00%, 5/1/18 (e)	250,000	243,750
Standard Chartered plc, 3.95%, 1/11/23 (e)	1,800,000	1,693,168
Syngenta Finance NV, 4.375%, 3/28/42	500,000	470,744
Target Corp., 4.00%, 7/1/42	500,000	444,233
Time Warner Cable, Inc., 5.50%, 9/1/41	700,000	573,990
Time Warner, Inc.:
3.40%, 6/15/22	500,000	485,382
5.375%, 10/15/41	1,000,000	997,546
4.90%, 6/15/42	500,000	467,708
Toyota Motor Credit Corp., 3.30%, 1/12/22	500,000	497,216
TransContinental Gas Pipe Line Co. LLC, 4.45%, 8/1/42	650,000	580,048
Union Pacific Corp., 4.821%, 2/1/44 (e)	512,000	517,640
United Technologies Corp., 4.50%, 6/1/42	1,000,000	971,401
UnitedHealth Group, Inc.:
3.375%, 11/15/21	200,000	199,401
4.625%, 11/15/41	200,000	190,707
US Bancorp, 2.95%, 7/15/22	1,000,000	940,767
Verizon Communications, Inc.:
6.40%, 9/15/33	1,500,000	1,665,770
6.55%, 9/15/43	1,250,000	1,411,171
Viacom, Inc., 4.50%, 2/27/42	500,000	417,152
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	2,200,000	1,991,000
Walgreen Co., 4.40%, 9/15/42	1,000,000	894,395
Wal-Mart Stores, Inc., 4.00%, 4/11/43	1,500,000	1,337,234
Williams Co.’s, Inc., 3.70%, 1/15/23	1,000,000	903,137
Xstrata Finance Canada Ltd., 3.60%, 1/15/17 (e)	125,000	129,224
Zoetis, Inc., 4.70%, 2/1/43 (e)	500,000	465,974

Total Corporate Bonds (Cost $97,788,094)		94,629,641

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	PRINCIPAL
MUNICIPAL OBLIGATIONS - 1.1%	AMOUNT	VALUE
Connecticut Special Tax Obligation Revenue Bonds,
5.459%, 11/1/30	$1,000,000	$1,071,840
Oakland California PO Revenue Bonds, Zero Coupon,
12/15/20	120,000	80,107
Orange County California PO Revenue Bonds, Zero Coupon,
9/1/14	95,000	93,127

Total Municipal Obligations (Cost $1,169,208)		1,245,074

U.S. TREASURY OBLIGATIONS - 6.7%
United States Treasury Notes, 2.50%, 8/15/23	55,000	54,441
United States Treasury Bonds, 2.875%, 5/15/43	8,810,000	7,477,488

Total U.S. Treasury Obligations (Cost $7,446,010)		7,531,929

TIME DEPOSIT - 5.6%
State Street Bank Time Deposit, 0.083%, 10/1/13	6,288,280	6,288,280

Total Time Deposit (Cost $6,288,280)		6,288,280

EQUITY SECURITIES - 0.5%	SHARES
Woodbourne Capital, Trust I, Preferred (b)(e)	1,000,000	516,600

Total Equity Securities (Cost $454,062)		516,600

TOTAL INVESTMENTS (Cost $113,312,659) - 97.7%		110,377,347
Other assets and liabilities, net - 2.3%		2,601,945
NET ASSETS - 100%		$112,979,292

NET ASSETS CONSIST OF:
Paid-in capital applicable to 6,924,893 shares of beneficial interest,
unlimited number of no par value shares authorized		$115,066,310
Undistributed net investment income		4,962
Accumulated net realized gain (loss)		635,455
Net unrealized appreciation (depreciation)		(2,727,435)

NET ASSETS		$112,979,292

NET ASSET VALUE PER SHARE		$16.31

See notes to financial statements.

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			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACEAMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
2 Year U.S. Treasury Notes	14	12/13	$3,083,719	$8,733
5 Year U.S. Treasury Notes	11	12/13	1,331,516	3,080
30 Year U.S. Treasury Bonds	137	12/13	18,272,375	359,008
Total Purchased				$370,821
Sold:
10 Year U.S. Treasury Notes	105	12/13	$13,271,016	($162,944)

(b) This security was valued under the direction of the Board of Trustees. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
PO: Pension Obligation

See notes to financial statements.

18 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2013

NET INVESTMENT INCOME
Investment Income:
Interest income	$7,613,303
Dividend income	3,238
Total investment income	7,616,541

Expenses:
Investment advisory fee	709,796
Administrative fees	487,984
Transfer agency fees and expenses	409,209
Distribution Plan expenses	443,622
Trustees’ fees and expenses	17,635
Custodian fees	34,716
Accounting fees	31,159
Registration fees	19,745
Reports to shareholders	59,083
Professional fees	26,511
Miscellaneous	33,802
Total expenses	2,273,262
Reimbursement from Advisor	(51,545)
Fees paid indirectly	(161)
Net expenses	2,221,556

NET INVESTMENT INCOME	5,394,985

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,782,797
Futures	(437,406)
2,345,391

Change in unrealized appreciation (depreciation) on:
Investments	(16,515,763)
Futures	17,601
(16,498,162)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(14,152,771)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($8,757,786)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$5,394,985	$5,517,990
Net realized gain (loss)	2,345,391	11,657,898
Change in unrealized appreciation (depreciation)	(16,498,162)	8,831,912

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(8,757,786)	26,007,800

Distributions to shareholders from:
Net investment income	(5,416,574)	(5,648,179)
Net realized gain	(12,614,238)	(6,760,238)
Total distributions	(18,030,812)	(12,408,417)

Capital share transactions:
Shares sold	41,866,240	110,005,950
Reinvestment of distributions	16,385,977	11,048,447
Redemption fees	4,221	5,352
Shares redeemed	(135,970,628)	(90,877,045)
Total capital share transactions	(77,714,190)	30,182,704

TOTAL INCREASE (DECREASE) IN NET ASSETS	(104,502,788)	43,782,087

NET ASSETS
Beginning of year	217,482,080	173,699,993
End of year (including undistributed net investment
income of $4,962 and $0, respectively)	$112,979,292	$217,482,080

CAPITAL SHARE ACTIVITY
Shares sold	2,378,419	6,179,132
Reinvestment of distributions	916,387	629,102
Shares redeemed	(7,880,315)	(5,072,294)
Total capital share activity	(4,585,509)	1,735,940

See notes to financial statements.

20 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Long-Term Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers Class A shares which are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices, and such securities are generally categorized as Level 2 in the hierarchy. For commercial mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is

22 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2013, securities valued at $516,600, or 0.5% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Equity securities	—		$516,600	**	$516,600
Commercial mortgage-backed securities	—	$165,823	—		165,823
Corporate debt	—	94,629,641	—		94,629,641
Municipal obligations	—	1,245,074	—		1,245,074
U.S. government obligations	—	7,531,929	—		7,531,929
Other debt obligations	—	6,288,280	—		6,288,280
TOTAL	—	$109,860,747	$516,600	***	$110,377,347
Other financial instruments****	$207,877	—	—		$207,877

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Securities valued at $516,600 were transferred from Level 2 to Level 3 during the period.

*** Level 3 securities represent 0.5% of net assets.

**** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the

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loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury Bond and Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, the Fund invested in 2 year, 5 year, 10 year, and 30 year U.S. Treasury Bond and Notes futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 94 contracts and $2,653,259 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital

24 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Statement of Net Assets footnotes on page 18.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund had an arrangement with the custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits were used to reduce the Fund’s expenses. This arrangement was suspended on January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40% of the Fund’s average daily net assets. Under the terms of the agreement, $40,471 was payable at year end. In addition, $16,135 was payable at year end for operating expenses paid by the Advisor during September 2013.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2014. The contractual expense cap is 1.25%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. To the extent any expense offset credits were earned, the Advisor’s obligation under the contractual limitation may have been reduced and the Advisor may have benefited from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .275% of the average daily net assets. Under the terms of the agreement, $27,824 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% of the Fund’s average daily net assets of Class A. Under the terms of the agreement, $25,294 was payable at year end.

CID received $40,827 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2013.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $30,681 for the year ended September 30, 2013. Under the terms of the agreement, $1,243 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $162,826,054 and $233,115,657, respectively. U.S. government security purchases and sales were $302,897,121 and $317,277,315, respectively.

26 www.calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2013, such sales transactions were $1,873,612. The realized gain on the sales transactions was $170,774.

The Fund intends to elect to defer net capital losses of $852,822 incurred from November 1, 2012 through September 30, 2013 and treat them as arising in the fiscal year ending September 30, 2014.

The tax character of dividends and distributions paid during the years ended September 30, 2013 and September 30, 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary income	$14,667,202	$11,253,846
Long-term capital gain	3,363,610	1,154,571
Total	$18,030,812	$12,408,417

As of September 30, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$2,279,514
Unrealized (depreciation)	(5,363,914)
Net unrealized appreciation/(depreciation)	($3,084,400)
Undistributed ordinary income	$4,962
Undistributed long-term capital gain	$1,845,764
Federal income tax cost of investments	$113,461,747

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, Section 1256 contracts, and deferral of post-October capital losses.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities.

Undistributed net investment income	$26,551
Accumulated net realized gain (loss)	(26,551)

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommit-

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ted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2013. For the year ended September 30, 2013, borrowings by the Fund under the agreement were as follows:

AVERAGE DAILY	WEIGHTED AVERAGE	MAXIMUM AMOUNT	MONTH OF MAXIMUM
BALANCE	INTEREST RATE	BORROWED	AMOUNT BORROWED
$301,858	1.40%	$5,252,830	August 2013

NOTE E — REGULATORY MATTERS

In October 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 2008 through September 30, 2011. These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the affected period. Accordingly, in December 2011, pursuant to an agreement (“the Agreement”) with the Board of Trustees, the Advisor contributed $381,095 to the Fund to adjust shareholder trades occurring during the respective period for the benefit of affected shareholders.

Subsequent to the Agreement, the Securities and Exchange Commission (“SEC”) conducted a compliance examination of the Advisor and the Calvert Funds (“the Funds”). In a letter dated November 1, 2013, the SEC communicated their examination findings that included various deficiencies and weaknesses and concerns regarding whether the contribution and shareholder disbursement, discussed above, was properly calculated and distributed to certain shareholders.

Management of the Advisor and the Funds are preparing a response to the SEC examination and believe a number of corrective actions have been taken since October 2011 to address the matters raised in the examination. Also, in management’s opinion, the contribution noted above was properly calculated and distributed by the Fund to benefit the affected shareholders and was in accordance with the Agreement. It is also management’s opinion that the resolution of the examination matters will not have a material adverse effect on the financial position or results of operations of the Fund.

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2013, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2013 (z)	2012	2011
Net asset value, beginning	$18.89	$17.77	$17.95	^
Income from investment operations:
Net investment income	.54	.48	.58
Net realized and unrealized gain (loss)	(1.47)	1.77	.51	^
Total from investment operations	(.93)	2.25	1.09
Distributions from:
Net investment income	(.55)	(.50)	(.59)
Net realized gain	(1.10)	(.63)	(.68)
Total distributions	(1.65)	(1.13)	(1.27)
Total increase (decrease) in net asset value	(2.58)	1.12	(.18)
Net asset value, ending	$16.31	$18.89	$17.77

Total return*	(5.42%)	13.28%	6.45	%^,^^
Ratios to average net assets: A
Net investment income	3.03%	2.70%	3.26%
Total expenses	1.28%	1.28%	1.32%
Expenses before offsets	1.25%	1.25%	1.25%
Net expenses	1.25%	1.25%	1.25%
Portfolio turnover	272%	406%	498%
Net assets, ending (in thousands)	$112,979	$217,482	$173,700

		YEARS ENDED
		SEPTEMBER 30,	SEPTEMBER 30
CLASS A SHARES		2010 ^	2009	^
Net asset value, beginning		$17.32 ^	$15.33	^
Income from investment operations:
Net investment income		.58	.54
Net realized and unrealized gain (loss)		1.50 ^	2.46	^
Total from investment operations		2.08	3.00
Distributions from:
Net investment income		(.57)	(.52)
Net realized gain		(.88)	(.49)
Total distributions		(1.45)	(1.01)
Total increase (decrease) in net asset value		.63	1.99
Net asset value, ending		$17.95 ^	$17.32	^

Total return*		12.78%^	20.68	%^
Ratios to average net assets: A
Net investment income		3.47%	3.45%
Total expenses		1.42%	1.46%
Expenses before offsets		1.25%	1.27%
Net expenses		1.25%	1.25%
Portfolio turnover		596%	781%
Net assets, ending (in thousands)		$139,775 ^	$77,153	^

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

^ The Financial Highlights for years ended 2009 and 2010 have been restated to reflect an immaterial pricing adjustment made in 2011.

^^ The total return was revised from the previously reported amount of 6.63%.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the

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increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

Dear Calvert Shareholder,

For the 12 months ended September 30, 2013, the global equity markets generally had a strong year, while bonds saw more mixed results. Large-cap stocks, as represented by the Russell 1000 Index, posted a healthy 20.9% return, while the smaller-cap Russell 2000 Index led with a 30.1% gain. This occurred despite political turmoil and market concerns worldwide about a forced shutdown of the U.S. government and the upcoming debt ceiling deadline.

Despite these advances, it was a challenging year for the financial markets overall. At various times, issues at home and abroad led to marked volatility in the performance of both stocks and bonds. Emerging-market performance was notably low, as fears of slowing growth in China and the Eurozone, along with continuing struggles in the Eurozone periphery, stalled regional investment. As a result, the formerly high-flying MSCI Emerging Markets Index gained only 1.3% for the period. The Barclays U.S. Credit Index, a barometer for the overall U.S. bond market, returned -1.9%.

Early in the Fall, Fed Chairman Ben Bernanke’s retirement was big news. The nomination of Vice Chair Janet Yellen as his replacement means the Fed will likely stay the course with current monetary policy. Yet, this is a historic moment for the United States, as Yellen, following Senate approval, will be the first woman to lead this critical agency.

Calvert Co-Founder Honored

I’m proud to congratulate Calvert co-founder Wayne Silby, who received the prestigious Joseph Wharton Award for Social Impact from The Alumni Club of New York, honoring his lifetime of achievement in impact investing and social entrepreneurship. Besides founding Calvert with John Guffey, Wayne is a co-founder of the Social Venture Network, Co-Chairman of the board of the Calvert Foundation, Chairman of Syntao Ltd., a CSR consultancy in Beijing, and active in other ventures in social impact and entrepreneurship.

Calvert Releases New Report on Diversity

In March, we published the latest edition of Examining the Cracks in the Glass Ceiling, which measures diversity practices of the companies that constitute the S&P 100 Index. As you know, Calvert believes companies with a diverse workforce are poised for greater success in today’s increasingly global marketplace and will enjoy greater long-term value—a view supported by a growing body of research from McKinsey, Credit Suisse, and others.

Companies in the report were rated on 10 indicators: EEO policy, internal diversity initiatives, external diversity initiatives, scope of diversity initiatives, family-friendly benefits, demographic disclosure of employees (EEO-1), highest-paid executives, board diversity,

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director selection criteria, and overall corporate commitment. The highest-rated companies were Citigroup, Merck, The Coca-Cola Company, and J.P. Morgan Chase, all scoring at least 95 points or more out of 100. We hold these companies in a number of our Calvert portfolios.

While some progress has been achieved in corporate diversity practices since our last assessment in 2010, the S&P 100 companies are largely failing to translate progressive practices into increased promotion rates for women and minority employees. For example, women are now hired as often as men. However, more than half of the S&P 100 companies lack diversity among their highest-paid senior executive positions. And women still only represent 19% of board members among these large-cap companies. Much remains to be done, which is why we continue to work with a number of international, multi-stakeholder groups on these issues, as well as conduct advocacy work with individual companies.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. As always, we thank you for investing with Calvert.

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Performance

For the 12-month period ended September 30, 2013, Calvert Ultra-Short Income Fund (Class A shares at NAV) returned 0.96%. Its benchmark index, the Barclays 9–12 Months Short Treasury Index (the Index), returned 0.31% for the same period. The Fund’s outperformance was the result primarily of its allocation to corporate and securi-tized1 (also called asset-backed) bonds, which are not held in the Index.

Market Review

The U.S. fixed-income market was buffeted by the decisions of monetary and fiscal policymakers throughout the reporting period, and the U.S. economy continued on its slow recovery trend. During the first six months, tax hikes and deep spending cuts (the “sequester”) created a drag on the U.S. economy, contributing to a poor growth rate of 0.6% annualized.2 In the second half, the economy logged an estimated 2.3% growth

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pace.3 For the entire 12 months, the U.S. economy likely grew in the neighborhood of 1.5%, less than half the 50-year average U.S. economic growth rate. The Federal Reserve’s (the Fed) inflation barometer ran at 1.2% annualized, well below the long-term comfort range of 2.0 to 2.25%.4 The unemployment rate posted a 0.5% decline, finishing the period at a relatively high 7.3%.5 There were several monetary policy decisions that moved the bond market. In September 2012, the Fed responded to slower growth, announcing bond purchases of $40 billion per month of mortgage-backed securities (called “QE3”). In December 2012, the Fed expanded QE3 by purchasing an additional $45 billion per month of Treasury securities. In late May, however, the Fed discussed a possible reduction in the $85 billion pace of bond purchasing.

As years of Fed quantitative-easing purchases reduced the pool of government bonds, fixed-income investors were forced to search for higher-yielding bonds. This drove high-yield corporate bond yields to a record low of 5.24% in May.6 The Fed’s May and June suggestions that the pace of QE3 would be tapered, however, led to market expectation for less future demand for U.S. government bonds, which led to higher intermediate and long term interest rates. The ten-year Treasury yield reached 3% in early September.

Soon thereafter, however, faced with greater uncertainty about fiscal policy and tighter financial conditions, the Fed chose to continue the $85 billion QE3 pace. This surprised global markets and yields came off their highs. At the end of the reporting period, markets braced for the first government shutdown in 17 years and a battle over raising the U.S. debt limit. Market and economic uncertainty was on the rise.

CALVERT ULTRA-SHORT
INCOME FUND
SEPTEMBER 30, 2013

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	9/30/13	9/30/13
Class A	0.21%	0.96%
Class Y	0.34%	1.26%

Barclays 9-12
Months Short
Treasury Index	0.16%	0.31%

Lipper Ultra-Short
Obligations
Funds Average	-0.10%	0.36%

	30 DAYS ENDED
SEC YIELD	9/30/12	9/30/13
Class A	0.68%	0.21%
Class Y	0.89%	0.48%

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Corporate	57.4%
Financial Institutions	25.0%
Industrial	32.0%
Utility	0.4%
Government Related	1.1%
Agency	1.1%
Securitized	27.7%
Asset-Backed Securities	19.9%
Commercial Mortgage-
Backed Securities	7.5%
Covered	0.3%
Short-Term Investments	12.5%
Treasury	1.3%
Total	100%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 1.25% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 7

Over the reporting period, the benchmark 10-year Treasury yield increased 99 basis points7 to 2.64%. The broad bond-market Barclays U.S. Aggregate Index declined 1.7% for the 12-month period.

Fund Strategy

During the 12-month reporting period, the Fund maintained a significant allocation to investment-grade corporate bonds, securitized assets, and a small percentage of short-term, high yield (non-investment grade) bonds. The Index, in comparison, includes only short-term Treasury securities. The Fund also maintained a significant allocation to floating-rate securities, which have shown to be less sensitive to changes in interest rates. Strong results in these areas relative to Treasuries accounted for the Fund’s outperformance during the period.

CALVERT ULTRA-SHORT
INCOME FUND
SEPTEMBER 30, 2013

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	-0.32%
Five year	2.34%
Since inception (10/31/2006)	2.94%

CLASS Y SHARES*
One year	1.26%
Five year	2.76%
Since inception (10/31/2006)	3.25%

* Calvert Ultra-Short Income Fund first offered Class Y shares on May 28, 2010. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

Specifically, the Fund’s corporate holdings benefitted from spread compression during the latter half of the reporting period. A spread is the difference in yield between bonds that have the same maturity but different credit quality (e.g., a two-year Treasury and a two-year AA-rated corporate bond). Spread compression occurs when the yield of a previously higher-yielding bond falls. Within corporate sectors, the Banking industry contributed the most to total return.

In terms of positive performance factors, the Fund’s relatively short duration8 compared with the Index helped mitigate the negative price effects of interest-rate increases over the 12-month reporting period. As of September 30, 2013, the Fund had an effective duration of 0.30 years, versus 0.8 years for the Index.

The Fund’s significant allocation to floating-rate notes, which have essentially zero interest-rate duration, also served as an effective tool for reducing the Fund’s sensitivity to changes in interest rates. As of September 30, floating-rate notes accounted for 51.6% of the Fund’s net assets.

The Fund also uses Treasury futures to hedge its interest-rate and yield curve position. This futures strategy did not materially impact the Fund’s performance.

Broadly speaking, lower-quality securities tended to outperform over the reporting period, a trend the Fund successfully positioned for, especially during the later months of the period. Fund positions in the Banking sector were beneficial, as were holdings in securitized positions, especially short subprime automobile securities and collateralized mortgage-backed securities (CMBS).

8 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 1.25%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.05%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 9

Outlook

Looking ahead, we expect the economy to continue its modest growth, with low inflation and an improving but soft labor recovery trend. Fiscal and monetary policy uncertainties, including the continued threat of another government shutdown, the recurring debt ceiling debate, and the appointment of a new Fed chair, continue to be major headwinds in the near future.

Given our outlook for the economy and restrictive and uncertain fiscal policy, we expect the Fed will put a strong emphasis on improving economic data before deciding to taper and ultimately raise the Fed Funds rate. We expect the Fed will guide the markets not to expect a hike in the policy target rates until at least late in 2015.

In view of our not-so-bullish macroeconomic and policy outlook, we continue to think that interest rates, especially on the short-to-intermediate part of the yield curve, should remain well anchored. We remain bullish on those sectors offering attractive yields relative to Treasury bonds, including investment-grade and high-yield corporate bonds, as well as enhanced collateralized mortgage-backed securities (CMBS). We believe these “spread sectors” should outperform similar-maturity Treasury bonds over the next six to 12 months. We continue to maintain a shorter overall duration versus the Index. Security selection within these spread sectors, and active management of duration and the yield curve, should be key drivers of performance going forward.

Calvert Investment Management, Inc.
October 2013

1. Securitization involves pooling illiquid assets and transforming them into a security. One example of this is a mortgage-backed security (MBS), which is secured by collection of mortgages (also known as an asset-backed security).

2. GDP data source: Commerce Department.

3. Per actual Q2 2013 GDP data and the Q3 consensus from the September WSJ Survey of Professional Forecasters.

4. Data source: Commerce Department. The September PCE data were not available at this writing.

5. Data source: BLS. Employment data for September were not available at this writing.

6. The effective yield of the Bank of America Merrill Lynch High Yield Master II.

7. A basis point is 0.01 percentage points.

8. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movement.

10 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 11

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/13	9/30/13	4/1/13 - 9/30/13
CLASS A
Actual	$1,000.00	$1,002.15	$4.46
Hypothetical	$1,000.00	$1,020.61	$4.50
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$1,003.44	$3.23
Hypothetical	$1,000.00	$1,021.84	$3.26
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.89% and 0.64% for Class A and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

12 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Ultra-Short Income Fund: We have audited the accompanying statement of net assets of the Calvert Ultra-Short Income Fund (the “Fund”), a series of The Calvert Fund, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Ultra-Short Income Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 13

STATEMENT OF NET ASSETS
SEPTEMBER 30, 2013

	PRINCIPAL
ASSET-BACKED SECURITIES - 20.0%	AMOUNT	VALUE
American Credit Acceptance Receivables Trust:
1.64%, 11/15/16 (e)	$1,468,289	$1,467,107
1.45%, 4/16/18 (e)	6,408,935	6,400,899
Series 2012-1, 3.04%, 10/15/15 (e)	137,995	138,680
Series 2012-2, 1.89%, 7/15/16 (e)	946,992	949,278
Series 2013-2, 1.32%, 2/15/17 (e)	6,577,253	6,578,687
AmeriCredit Automobile Receivables Trust:
1.99%, 10/8/15	524,382	525,399
Series 2010-3, 2.04%, 9/8/15	388,712	389,941
Series 2011-1, 2.19%, 2/8/16	2,005,000	2,018,043
Avis Budget Rental Car Funding AESOP LLC, 1.85%, 11/20/14 (e)	4,133,333	4,138,380
Cabela’s Master Credit Card Trust, 0.836%, 8/16/21 (e)(r)	2,500,000	2,500,000
California Republic Auto Receivables Trust, 1.18%, 8/15/17 (e)	1,251,098	1,249,143
CFC LLC, 1.65%, 7/17/17 (e)	3,994,410	3,984,344
Chesapeake Funding LLC, 1.182%, 1/7/25 (e)(r)	2,680,000	2,669,575
CPS Auto Receivables Trust, 1.31%, 6/15/20 (e)	457,651	456,155
CPS Auto Trust:
1.64%, 4/16/18 (e)	7,000,000	6,986,910
1.48%, 3/16/20 (e)	2,172,201	2,173,752
Credit Acceptance Auto Loan Trust:
2.61%, 3/15/19 (e)	2,493,000	2,514,981
Series 2010-1, 3.63%, 10/15/18 (e)	82,303	82,337
Series 2012-1, 2.20%, 9/16/19 (e)	2,971,000	2,998,678
DT Auto Owner Trust:
3.05%, 8/17/15 (e)	106,235	106,327
0.75%, 5/16/16 (e)	3,029,730	3,030,211
0.81%, 9/15/16 (e)	6,000,000	6,000,066
4.89%, 1/17/17 (e)	1,000,000	1,011,367
Series 2011-2, 4.36%, 12/15/16 (e)	6,190,465	6,262,262
Series 2011-3, 4.03%, 2/15/17 (e)	1,850,000	1,856,260
Series 2012-1, 2.26%, 10/16/17 (e)	1,277,169	1,278,626
Exeter Automobile Receivables Trust:
2.02%, 8/15/16 (e)	174,462	175,125
3.18%, 3/15/17 (e)	930,000	938,194
1.29%, 10/16/17 (e)	3,336,519	3,330,153
1.49%, 11/15/17 (e)	11,000,000	11,003,762
Series 2012-2, 1.30%, 6/15/17 (e)	177,767	177,634
First Investors Auto Owner Trust:
1.47%, 5/15/18 (e)	1,322,749	1,330,648
Series 2011-2, 2.60%, 8/15/17 (e)	579,501	582,232
Flagship Credit Auto Trust:
3.32%, 10/16/17 (e)	2,251,074	2,296,089
1.32%, 4/16/18 (e)	4,254,458	4,246,536
Ford Credit Floorplan Master Owner Trust:
1.682%, 1/15/16 (r)	565,000	566,606
2.282%, 1/15/16 (r)	2,381,000	2,389,474
Harley-Davidson Motorcycle Trust, 1.99%, 1/15/16	825,000	826,761

14 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

	PRINCIPAL
ASSET-BACKED SECURITIES - CONT’D	AMOUNT	VALUE
HLSS Servicer Advance Receivables Backed Notes:
1.34%, 10/15/43 (e)	$4,000,000	$4,001,200
0.898%, 1/15/44 (e)	1,400,000	1,399,160
1.287%, 9/15/44 (e)	5,000,000	5,000,000
Navistar Financial Dealer Note Master Trust, 0.849%, 1/25/18 (e)(r)	1,360,000	1,360,363
Santander Consumer Acquired Receivables Trust:
2.32%, 4/15/15 (e)	1,151,071	1,153,338
1.66%, 8/15/16 (e)	7,549,935	7,571,769
2.01%, 8/15/16 (e)	1,491,425	1,495,402
Santander Drive Auto Receivables Trust:
2.24%, 12/15/14	565,176	565,870
2.05%, 5/15/15	71,293	71,364
2.50%, 12/15/15	420,000	422,618
1.33%, 5/15/17	2,000,000	2,003,246
2.86%, 6/15/17 (e)	309,817	311,676
Sierra Receivables Funding Co. LLC:
5.31%, 11/20/25 (e)	2,516,017	2,572,487
2.84%, 11/20/28 (e)	1,297,726	1,305,023
3.58%, 11/20/28 (e)	1,730,301	1,759,124
1.59%, 11/20/29 (e)	1,350,525	1,346,643
2.39%, 11/20/29 (e)	405,158	404,804
Sierra Timeshare Receivables Funding LLC, Series 2011-1,
4.23%, 4/20/26 (e)	2,588,754	2,657,788
SNAAC Auto Receivables Trust, 1.14%, 7/16/18 (e)	1,490,262	1,488,682
Westlake Automobile Receivables Trust, 1.03%, 3/15/16 (e)	5,468,955	5,473,604

Total Asset-Backed Securities (Cost $138,102,306)		137,994,783

COLLATERALIZED MORTGAGE-BACKED
OBLIGATIONS (PRIVATELY ORIGINATED) - 0.3%
Vericrest Opportunity Loan Transferee:
2.487%, 2/26/52 (e)	876,020	877,667
2.734%, 11/25/60 (e)(r)	1,235,088	1,227,715

Total Collateralized Mortgage-Backed
Obligations (Privately Originated) (Cost $2,111,108)		2,105,382

COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.6%
BAMLL Commercial Mortgage Securities Trust, 1.332%,
8/15/29 (e)(r)	140,000	140,196
Boca Hotel Portfolio Trust, 1.332%, 8/15/26 (e)(r)	7,000,000	6,997,508
CGBAM Commercial Mortgage Trust, 1.342%, 5/15/30 (e)(r)	5,000,000	4,998,435
Chase Manhattan Bank-First Union National Bank, 6.40%,
8/15/31 (e)	164,332	165,265
COMM Mortgage Trust, 0.362%, 6/15/22 (e)(r)	2,521,659	2,485,609
Commercial Mortgage Asset Trust, 7.35%, 1/17/32 (r)	1,078,050	1,079,738
Commercial Mortgage Pass Through Certificates, 1.782%,
6/8/30 (e)(r)	5,000,000	5,010,565
Del Coronado Trust, 0.983%, 3/15/26 (e)(r)	4,286,000	4,278,229

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 15

	PRINCIPAL
COMMERCIAL MORTGAGE-BACKED SECURITIES - CONT’D	AMOUNT	VALUE
Extended Stay America Trust:
0.882%, 12/5/31 (e)(r)	$5,000,000	$4,973,295
0.982%, 12/5/31 (e)(r)	4,500,000	4,494,813
GS Mortgage Securities Corp. II:
1.032%, 11/8/29 (e)(r)	4,900,000	4,854,793
1.632%, 11/8/29 (e)(r)	4,230,000	4,171,495
JP Morgan Chase Commercial Mortgage Securities Trust:
0.962%, 4/15/30 (e)(r)	2,870,000	2,840,803
1.332%, 4/15/30 (e)(r)	1,150,000	1,144,598
Series 2013-ALC, 1.68%, 7/17/26 (e)(r)	2,000,000	1,999,570
Morgan Stanley Capital I Trust, 5.007%, 1/14/42	39,738	39,878
RREF 2013 LT1 LLC, 2.833%, 5/22/28 (e)	509,357	508,994
VFC LLC, 3.13%, 3/20/26 (e)	2,500,000	2,500,210

Total Commercial Mortgage-Backed Securities
(Cost $52,923,270)		52,683,994

CORPORATE BONDS - 58.2%
AbbVie, Inc., 1.027%, 11/6/15 (r)	6,000,000	6,057,462
Air Canada, 9.25%, 8/1/15 (e)	1,000,000	1,042,500
Airgas, Inc., 7.125%, 10/1/18	525,000	543,706
Ally Financial, Inc., 7.50%, 12/31/13	4,350,000	4,409,812
America Movil SAB de CV, 1.256%, 9/12/16 (r)	7,500,000	7,500,023
American Express Centurion Bank, 0.715%, 11/13/15 (r)	6,000,000	6,019,296
American Express Co., 0.852%, 5/22/18 (r)	4,000,000	3,995,212
American International Group, Inc.:
3.75%, 11/30/13 (e)	9,485,000	9,530,082
4.25%, 9/15/14	1,000,000	1,032,731
Anglo American Capital plc, 9.375%, 4/8/14 (e)	7,695,000	8,016,574
ArcelorMittal USA LLC, 6.50%, 4/15/14	6,000,000	6,138,768
AutoZone, Inc., 6.50%, 1/15/14	2,600,000	2,641,777
Avis Budget Car Rental LLC, 2.764%, 5/15/14 (r)	2,400,000	2,400,024
Bank of America NA:
0.534%, 6/15/16 (r)	2,843,000	2,781,321
0.554%, 6/15/17 (r)	8,500,000	8,237,316
Barrick Gold Corp., 1.75%, 5/30/14	1,000,000	1,003,630
BB&T Corp., 1.114%, 6/15/18 (r)	2,000,000	2,010,180
BP Capital Markets plc:
0.775%, 5/10/18 (r)	1,000,000	998,678
0.88%, 9/26/18 (r)	5,000,000	5,002,455
Branch Banking & Trust Co., 0.574%, 9/13/16 (r)	4,700,000	4,641,983
British Telecommunications plc, 1.377%, 12/20/13 (r)	3,000,000	3,006,531
Bunge Ltd. Finance Corp., 5.35%, 4/15/14	5,997,000	6,138,499
Cantor Fitzgerald LP, 6.375%, 6/26/15 (e)	1,820,000	1,883,700
Capital One Financial Corp., 0.907%, 11/6/15 (r)	5,000,000	5,014,795
Caterpillar Financial Services Corp., 0.616%, 2/9/15 (r)	5,000,000	5,016,375
Cemex Finance LLC, 9.50%, 12/14/16 (e)	329,000	349,151
Cemex SAB de CV:
5.248%, 9/30/15 (e)(r)	5,000,000	5,150,000
4.90%, 10/15/18 (e)(r)	3,000,000	2,993,190
CIT Group, Inc., 5.25%, 4/1/14 (e)	8,025,000	8,155,406

16 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Citigroup, Inc., 0.528%, 6/9/16 (r)	$9,500,000	$9,273,379
Colgate-Palmolive Co., 0.60%, 11/15/14	2,000,000	2,006,134
ConAgra Foods, Inc., 1.30%, 1/25/16	1,000,000	1,001,043
Corp. Nacional del Cobre de Chile, 5.50%, 10/15/13 (e)	7,645,000	7,655,703
Daimler Finance North America LLC:
0.858%, 3/28/14 (e)(r)	2,000,000	2,005,236
1.875%, 9/15/14 (e)	1,500,000	1,516,028
0.87%, 1/9/15 (e)(r)	2,000,000	2,007,070
1.125%, 8/1/18 (e)(r)	3,000,000	3,015,585
Duke Energy Carolinas LLC, 5.75%, 11/15/13	270,000	271,667
Ecolab, Inc., 2.375%, 12/8/14	2,750,000	2,802,588
Encana Corp., 4.75%, 10/15/13	650,000	650,786
Everest Reinsurance Holdings, Inc., 5.40%, 10/15/14	6,685,000	6,979,902
Fifth Third Bancorp, 0.672%, 12/20/16 (r)	4,000,000	3,928,788
FMG Resources August 2006 Pty Ltd., 7.00%, 11/1/15 (e)	1,000,000	1,030,000
Ford Motor Credit Co. LLC:
7.00%, 10/1/13	490,000	490,000
2.75%, 5/15/15	750,000	767,158
4.207%, 4/15/16	750,000	794,816
1.516%, 5/9/16 (r)	7,000,000	7,095,361
3.984%, 6/15/16	1,500,000	1,584,957
General Electric Capital Corp.:
0.919%, 7/12/16 (r)	5,000,000	5,017,855
0.983%, 4/2/18 (r)	7,000,000	7,040,131
Gilead Sciences, Inc., 2.40%, 12/1/14	1,000,000	1,020,738
Glencore Funding LLC:
6.00%, 4/15/14 (e)	1,437,000	1,471,649
1.422%, 5/27/16 (e)(r)	5,000,000	4,896,210
1.628%, 1/15/19 (e)(r)	5,000,000	4,706,515
Goldman Sachs Group, Inc., 1.465%, 4/30/18 (r)	9,225,000	9,245,590
Harley-Davidson Financial Services, Inc., 1.15%, 9/15/15 (e)	2,000,000	2,002,898
HCP, Inc.:
5.65%, 12/15/13	9,160,000	9,249,686
2.70%, 2/1/14	1,000,000	1,006,250
Health Care REIT, Inc., 6.00%, 11/15/13	1,000,000	1,005,938
Hewlett-Packard Co., 1.802%, 9/19/14 (r)	4,000,000	4,039,624
HSBC Bank plc:
1.068%, 1/17/14 (e)(r)	1,500,000	1,503,298
0.904%, 5/15/18 (e)(r)	2,000,000	2,001,858
ING Bank NV, 1.586%, 10/18/13 (e)(r)	2,000,000	2,001,238
International Business Machines Corp., 0.875%, 10/31/14	4,000,000	4,025,760
John Deere Capital Corp., 1.25%, 12/2/14	1,500,000	1,515,302
JPMorgan Chase & Co., 1.166%, 1/25/18 (r)	5,000,000	5,031,765
JPMorgan Chase Bank, 0.584%, 6/13/16 (r)	4,000,000	3,954,584
Lamar Media Corp., 9.75%, 4/1/14	700,000	728,000
Level 3 Financing, Inc., 4.146%, 2/15/15 (r)	3,595,000	3,596,798
Liberty Mutual Group, Inc., 5.75%, 3/15/14 (e)	2,500,000	2,546,052
Lockheed Martin Corp., 2.125%, 9/15/16	1,000,000	1,030,440
Masco Corp., 4.80%, 6/15/15	750,000	783,750
McMoRan Exploration Co., 11.875%, 11/15/14	7,250,000	7,335,644
Metropolitan Life Global Funding I, 0.798%, 7/15/16 (e)(r)	6,000,000	6,013,266

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Morgan Stanley:
4.75%, 4/1/14	$2,050,000	$2,085,268
1.546%, 4/25/18 (r)	9,000,000	9,031,887
NBCUniversal Enterprise, Inc., 0.953%, 4/15/18 (e)(r)	2,000,000	2,009,504
Nissan Motor Acceptance Corp., 0.95%, 9/26/16 (e)(r)	7,500,000	7,512,255
Oracle Corp., 0.848%, 1/15/19 (r)	10,000,000	10,067,450
Penske Truck Leasing Co. LP / PTL Finance Corp.:
2.50%, 7/11/14 (e)	2,373,000	2,399,504
3.125%, 5/11/15 (e)	1,530,000	1,574,838
PNC Funding Corp., 0.466%, 1/31/14 (r)	1,000,000	1,000,367
Prudential Financial, Inc., 1.044%, 8/15/18 (r)	1,000,000	1,001,437
Quest Diagnostics, Inc., 1.10%, 3/24/14 (r)	1,000,000	1,002,839
Regions Financial Corp., 7.75%, 11/10/14	3,500,000	3,758,822
Rio Tinto Finance USA plc, 1.094%, 6/17/16 (r)	5,000,000	5,024,255
Royal Bank of Canada:
0.965%, 10/30/14 (r)	5,000,000	5,036,670
3.125%, 4/14/15 (e)	2,000,000	2,080,000
0.714%, 9/9/16 (r)	5,000,000	5,017,550
Safeway, Inc.:
1.756%, 12/12/13 (r)	5,625,000	5,639,085
6.25%, 3/15/14	4,000,000	4,093,568
Santander Holdings USA, Inc., 3.00%, 9/24/15	1,000,000	1,028,989
Spencer Spirit Holdings, Inc., 11.00%, 5/1/17 (e)	1,250,000	1,331,250
SunTrust Bank, 0.552%, 8/24/15 (r)	2,177,000	2,154,285
SunTrust Banks, Inc., 3.50%, 1/20/17	500,000	528,738
Teva Pharmaceutical Finance Co. BV, 1.166%, 11/8/13 (r)	2,000,000	2,001,156
Time Warner Cable, Inc., 7.50%, 4/1/14	5,432,000	5,608,616
Total Capital International SA, 0.835%, 8/10/18 (r)	2,000,000	2,009,576
TransCanada PipeLines Ltd., 0.928%, 6/30/16 (r)	3,000,000	3,018,720
Union Pacific Railroad Co. 2004 Pass Through Trust,
0.214%, 9/30/14 (e)	370,000	382,924
US Bank, 3.778% to 4/29/15, floating rate thereafter to
4/29/20 (r)	1,500,000	1,563,526
Verizon Communications, Inc.:
0.858%, 3/28/14 (r)	3,500,000	3,506,958
1.782%, 9/15/16 (r)	3,470,000	3,571,220
2.50%, 9/15/16	1,000,000	1,030,686
2.002%, 9/14/18 (r)	6,000,000	6,309,000
Volkswagen International Finance NV, 1.00%, 3/21/14 (e)(r)	5,000,000	5,014,905
Wachovia Bank NA:
0.646%, 11/3/14 (r)	2,151,000	2,155,595
0.584%, 3/15/16 (r)	4,000,000	3,974,608
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	1,000,000	905,000
Walgreen Co., 1.00%, 3/13/15	1,000,000	1,002,943
Western Union Co., 1.262%, 8/21/15 (r)	5,000,000	5,020,570
Westpac Banking Corp., 0.978%, 3/31/14 (e)(r)	2,000,000	2,007,762
Whirlpool Corp., 8.60%, 5/1/14	5,432,000	5,674,886
Xerox Corp., 1.083%, 5/16/14 (r)	1,000,000	1,001,372
Yara International ASA, 5.25%, 12/15/14 (e)	995,000	1,039,178
Zions Bancorporation, 7.75%, 9/23/14	640,000	678,702
Zoetis, Inc., 1.15%, 2/1/16 (e)	1,000,000	1,004,024

Total Corporate Bonds (Cost $399,214,791)		401,218,705

18 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

	PRINCIPAL
U.S. TREASURY OBLIGATIONS - 1.3%	AMOUNT	VALUE
United States Treasury Notes:
0.50%, 10/15/13	$2,000,000	$2,000,312
2.75%, 10/31/13	2,000,000	2,004,296
0.25%, 11/30/13	2,000,000	2,000,624
0.125%, 12/31/13	1,000,000	1,000,195
1.00%, 1/15/14	2,000,000	2,005,546

Total U.S. Treasury Obligations (Cost $9,009,338)		9,010,973

MUNICIPAL OBLIGATIONS - 4.1%
Albany New York IDA Civic Facilities Revenue
VRDN, 1.00%, 5/1/27 (r)†	425,000	425,000
Alexandria Virginia IDA Revenue VRDN, 0.42%, 7/1/30 (r)†	3,685,000	3,685,000
Caddo Parish Industrial Development Board, Inc.
Revenue VRDN, 0.70%, 2/1/33 (r)†	2,145,000	2,145,000
CIDC-Hudson House LLC New York Revenue
VRDN, 0.60%, 12/1/34 (r)†	1,645,000	1,645,000
Cook County Illinois Revenue VRDN, 0.20%, 2/1/35 (r)†	1,500,000	1,500,000
Huntingburg Indiana MFH Revenue VRDN, 0.27%, 7/1/35 (r)†	100,000	100,000
Illinois Finance Authority Revenue VRDN, 0.36%, 6/1/26 (r)†	1,000,000	1,000,000
Los Angeles California MFH Revenue VRDN, 0.28%,
12/15/34 (r) †	475,000	475,000
Mississippi Business Finance Corp. Revenue VRDN, 0.20%,
9/1/21 (r) †	2,395,000	2,395,000
New York State MMC Corp. Revenue VRDN, 0.60%,
11/1/35 (r) †	4,250,000	4,250,000
Portage Indiana Industrial Pollution Control Revenue VRDN,
0.27%, 5/1/18 (r)†	4,550,000	4,550,000
San Bernardino County California MFH Revenue VRDN,
0.12%, 5/15/29 (r)†	2,725,000	2,725,000
Saratoga County New York IDA Revenue VRDN, 0.17%,
11/1/21 (r) †	3,000,000	3,000,000
SunAmerica Trust Revenue VRDN, 0.60%, 7/1/41 (r)†	129,000	129,000

Total Municipal Obligations (Cost $28,024,000)		28,024,000

VARIABLE RATE DEMAND NOTES† - 2.0%
2880 Stevens Creek LLC, 0.27%, 11/1/33 (r)	2,630,000	2,630,000
Akron Hardware Consultants, Inc., 0.38%, 11/1/22 (r)	1,209,000	1,209,000
Esplanade Theatres LLC, 0.27%, 11/1/42 (r)	2,500,000	2,500,000
HHH Investment Co., 0.27%, 7/1/29 (r)	1,950,000	1,950,000
Kaneville Road Joint Venture, Inc., 0.24%, 11/1/32 (r)	5,465,000	5,465,000

Total Variable Rate Demand Notes (Cost $13,754,000)		13,754,000

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	PRINCIPAL
FLOATING RATE LOANS(d) - 1.7%	AMOUNT	VALUE
Cooper Tire & Rubber Co. Bridge Loan*	$3,000,000	$3,000,000
Dell Inc. Bridge Loans:
2/28/20*	1,846,150	1,836,919
2/26/21*	1,153,850	1,148,081
Dunkin’ Brands, Inc., 2.75%, 2/11/20 (r)	3,967,549	3,953,662
Party City Holdings, Inc., 3.25%, 7/29/19 (r)	1,985,000	1,980,645

Total Floating Rate Loans (Cost $11,943,240)		11,919,307

TIME DEPOSIT - 6.7%
State Street Bank Time Deposit, 0.083%, 10/1/13	45,921,244	45,921,244

Total Time Deposit (Cost $45,921,244)		45,921,244

EQUITY SECURITIES - 0.1%	SHARES
Woodbourne Capital, Trust II, Preferred (b)(e)	1,000,000	516,600

Total Equity Securities (Cost $454,089)		516,600

TOTAL INVESTMENTS (Cost $701,457,386) - 102.0%		703,148,988
Other assets and liabilities, net - (2.0%)		(13,515,430)
NET ASSETS - 100%		$689,633,558

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 34,407,943 shares outstanding		$535,193,467
Class Y: 9,913,460 shares outstanding		155,431,208
Undistributed net investment income		40,410
Accumulated net realized gain (loss)		(2,678,789)
Net unrealized appreciation (depreciation)		1,647,262

NET ASSETS		$689,633,558

NET ASSET VALUE PER SHARE
Class A (based on net assets of $535,029,045)		$15.55
Class Y (based on net assets of $154,604,513)		$15.60

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACEAMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Sold:
2 Year U.S. Treasury Notes	72	12/13	$15,859,125	($44,340)

See notes to financial statements.

20 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

(b) This security was valued under the direction of the Board of Trustees. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

† The date shown for securities represents the date when principal payments must be paid. Most securities have maturity shortening features that function as put options.

* Non-income producing security.

Abbreviations:
IDA: Industrial Development Agency/Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
plc: Public Limited Company
REIT: Real Estate Investment Trust
VRDN: Variable Rate Demand Notes

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2013

NET INVESTMENT INCOME
Investment Income:
Interest income	$7,197,166
Total investment income	7,197,166

Expenses:
Investment advisory fee	1,384,377
Administrative fees	1,153,647
Transfer agency fees and expenses	552,936
Distribution Plan expenses:
Class A	876,747
Trustees’ fees and expenses	37,560
Custodian fees	50,873
Accounting fees	69,077
Registration fees	29,948
Reports to shareholders	77,684
Professional fees	32,565
Miscellaneous	54,345
Total expenses	4,319,759
Reimbursement from Advisor:
Class A	(464,179)
Fees paid indirectly	(588)
Net expenses	3,854,992

NET INVESTMENT INCOME	3,342,174

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,964,424
Futures	119,075
2,083,499

Change in unrealized appreciation (depreciation) on:
Investments	(775,501)
Futures	5,378
(770,123)

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,313,376

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,655,550

See notes to financial statements.

22 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$3,342,174	$4,556,590
Net realized gain (loss)	2,083,499	(1,488,396)
Change in unrealized appreciation (depreciation)	(770,123)	7,172,011

INCREASE(DECREASE) IN NET ASSETS
RESULTINGFROM OPERATIONS	4,655,550	10,240,205

Distributions to shareholders from:
Net investment income:
Class A shares	(3,085,615)	(5,395,791)
Class Y shares	(1,212,646)	(1,363,067)
Net realized gain:
Class A shares	—	(81,119)
Class Y shares	—	(17,218)
Total distributions	(4,298,261)	(6,857,195)

Capital share transactions:
Shares sold:
Class A shares	333,499,926	164,940,422
Class Y shares	182,331,258	73,477,541
Shares issued from merger (See Note F):
Class A shares	83,599,239	—
Reinvestment of distributions:
Class A shares	2,478,368	4,463,153
Class Y shares	826,821	856,600
Redemption fees:
Class A shares	4,580	1,784
Class Y shares	20,526	11,403
Shares redeemed:
Class A shares	(214,046,101)	(226,071,454)
Class Y shares	(110,423,916)	(79,165,399)
Total capital share transactions	278,290,701	(61,485,950)

TOTAL INCREASE (DECREASE) IN NET ASSETS	278,647,990	(58,102,940)

NET ASSETS
Beginning of year	410,985,568	469,088,508
End of year (including undistributed net investment income
of $40,410 and $36,356, respectively)	$689,633,558	$410,985,568

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2013	2012
Shares sold:
Class A shares	21,446,083	10,659,215
Class Y shares	11,689,550	4,735,902
Shares issued from merger (See Note F):
Class A shares	5,376,579	—
Reinvestment of distributions:
Class A shares	159,382	288,699
Class Y shares	53,019	55,268
Shares redeemed:
Class A shares	(13,760,394)	(14,614,406)
Class Y shares	(7,078,825)	(5,104,925)
Total capital share activity	17,885,394	(3,980,247)

See notes to financial statements.

24 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

NOTE A –– SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Ultra-Short Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers Class A and Class Y shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 1.25%. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

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Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, and commercial mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

26 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2013, securities valued at $516,600, or 0.1% of net assets, were fair valued in good faith under the direction of the Board.

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The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Equity securities	—	—	$516,600	**	$516,600
Asset-backed securities	—	$137,994,783	—		137,994,783
Collateralized mortgage-backed obligations	—	2,105,382	—		2,105,382
Commercial mortgage-backed securities	—	52,683,994	—		52,683,994
Corporate debt	—	401,218,705	—		401,218,705
Municipal obligations	—	28,024,000	—		28,024,000
U.S. government obligations	—	9,010,973	—		9,010,973
Other debt obligations	—	71,594,551	—		71,594,551
TOTAL	—	$702,632,388	$516,600	***	$703,148,988
Other financial instruments****	($44,340)	—	—		($44,340)

* For a complete listing of investments, please refer to the Statement of Net Assets.

** Securities valued at $516,600 were transferred from Level 2 to Level 3 during the period.

*** Level 3 securities represent 0.1% of net assets.

**** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of

28 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Statement of Net Assets.

During the year, the Fund invested in 2 year and 5 year U.S. Treasury Notes futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 35 contracts and $1,190,147 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid month-

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 29

ly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 7 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund had an arrangement with the custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits were used to reduce the Fund’s expenses. This arrangement was suspended on January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .30% of the first $1 billion of the Fund’s average daily net assets and .29% of all assets above $1 billion. Under the terms of the agreement, $152,459 was payable at year end. In addition, $81,800 was payable at year end for operating expenses paid by the Advisor during September 2013.

The Advisor has contractually agreed to limit net annual fund operating expenses through September 30, 2014. The contractual expense cap is .79% for Class A and .74% for Class Y. Prior to September 30, 2013, the expense caps were .89% and .84%, respectively. For the purpose of this expense limit, operating expenses do not include interest expense,

30 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. To the extent any expense offset credits were earned, the Advisor’s obligation under the contractual limitation may have been reduced and the Advisor may have benefited from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% of the average daily net assets of Classes A and Y. Under the terms of the agreement, $127,049 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% of the average daily net assets of Class A. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $96,824 was payable at year end.

CID received $21,422 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2013.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $42,550 for the year ended September 30, 2013. Under the terms of the agreement, $6,320 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $841,309,457 and $607,987,088, respectively. U.S. government security purchases and sales were $228,613,609 and $231,821,117, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2013, such purchase and sales transactions were $105,959,300 and $94,273,075, respectively. The realized loss on the sales transactions was $1,983.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 31

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-14	($1,852)
30-Sep-17	(4,366)
30-Sep-18	(348)
NO EXPIRATION DATE
Short-term	($2,029,262)
Long-term	(687,146)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund’s use of net capital losses acquired from Calvert Institutional Prime Fund and Calvert Social Money Market Portfolio may be limited under certain tax provisions.

The tax character of dividends and distributions paid during the years ended September 30, 2013 and September 30, 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary income	$4,298,261	$6,758,858
Long-term capital gain	—	98,337
Total	$4,298,261	$6,857,195

As of September 30, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$2,671,667
Unrealized (depreciation)	(980,220)
Net unrealized appreciation/(depreciation)	$1,691,447

Undistributed ordinary income	$40,410
Capital loss carryforward	($2,722,974)

Federal income tax cost of investments	$701,457,541

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales and Section 1256 contracts.

32 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities and tax-exempt income.

Undistributed net investment income	$960,141
Accumulated net realized gain (loss)	(960,735)
Paid-in capital	594

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2013. For the year ended September 30, 2013, borrowings by the Fund under the agreement were as follows:

AVERAGE DAILY	WEIGHTED AVERAGE	MAXIMUM AMOUNT	MONTH OF MAXIMUM
BALANCE	INTEREST RATE	BORROWED	AMOUNT BORROWED
$87,543	1.43%	$8,965,827	April 2013

NOTE E — SUBSEQUENT EVENTS

All classes of Calvert First Government Money Market Fund merged into Class A of the Fund on October 25, 2013. In addition, Calvert Tax-Free Reserves Money Market Portfolio merged into Class A of the Fund on November 15, 2013.

In preparing the financial statements as of September 30, 2013, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTE F — REORGANIZATION

On June 4, 2013, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Plan”), providing for the transfer of all of the assets of the Calvert Money Market Portfolio (“Money Market”) and the Calvert Cash Reserves Institutional Prime Fund (“Institutional Prime”) in exchange for Class A shares of the acquiring portfolio, Calvert Ultra-Short Income Fund (“Ultra-Short”), and the assumption of the liabilities of Money Market and Institutional Prime. Shareholders approved the Plan at a meeting on September 20, 2013 and the reorganization took place on September 27, 2013.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 33

The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
Money Market	81,859,389	Ultra-Short, Class A	5,264,269	$81,857,190
Institutional Prime	1,746,416	Ultra-Short, Class A	112,310	$1,742,049

For financial reporting purposes, assets received and shares issued by Ultra-Short were recorded at fair value; however, the cost basis of the investments received from Money Market and Institutional Prime were carried forward to align ongoing reporting of Ultra-Short’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		UNREALIZED
MERGED		APPRECIATION	ACQUIRING	NET
PORTFOLIO	NET ASSETS	(DEPRECIATION)	PORTFOLIO	ASSETS

Money Market	$81,857,190	$—	Ultra-Short	$604,067,250
Institutional Prime	$1,742,049	$—	Ultra-Short	$604,067,250

Assuming the acquisition had been completed on October 1, 2012, Ultra-Short’s results of operations for the year ended September 30, 2013 would have been as follows:

Net investment income	$3,367,404	(a)
Net realized and change in unrealized gain (loss)	$1,316,831	(b)
on investments
Net increase (decrease) in assets from operations	$4,684,235

(a) $3,342,174 as reported, plus $11,881 and $13,349 from pre-merger Money Market and pre-merger Institutional Prime, respectively.

(b) $1,313,376 as reported, plus $460 and $2,995 from pre-merger Money Market and pre-merger Institutional Prime, respectively.

Because Ultra-Short, Money Market and Institutional Prime sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Money Market and Institutional Prime that have been included in Ultra-Short’s Statement of Operations since September 27, 2013.

34 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2013 (z)	2012	2011
Net asset value, beginning	$15.54	$15.41	$15.77
Income from investment operations:
Net investment income	.10	.15	.22
Net realized and unrealized gain (loss)	.05	.22	(.19)
Total from investment operations	.15	.37	.03
Distributions from:
Net investment income	(.14)	(.24)	(.31)
Net realized gain	—	—	(.08)
Total distributions	(.14)	(.24)	(.39)
Total increase (decrease) in net asset value	.01	.13	(.35)
Net asset value, ending	$15.55	$15.54	$15.41

Total return*	.96%	2.45%	.23%
Ratios to average net assets: A
Net investment income	.67%	1.03%	1.31%
Total expenses	1.02%	1.05%	1.06%
Expenses before offsets	.89%	.89%	.89%
Net expenses	.89%	.89%	.89%
Portfolio turnover	223%	210%	208%
Net assets, ending (in thousands)	$535,029	$329,197	$383,102

		YEARS ENDED
		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES		2010	2009
Net asset value, beginning		$15.58	$14.97
Income from investment operations:
Net investment income		.21	.34
Net realized and unrealized gain (loss)		.27	.60
Total from investment operations		.48	.94
Distributions from:
Net investment income		(.20)	(.30)
Net realized gain		(.09)	(.03)
Total distributions		(.29)	(.33)
Total increase (decrease) in net asset value		.19	.61
Net asset value, ending		$15.77	$15.58

Total return*		3.07%	6.42%
Ratios to average net assets: A
Net investment income		1.46%	2.36%
Total expenses		1.08%	1.26%
Expenses before offsets		.89%	.93%
Net expenses		.89%	.89%
Portfolio turnover		268%	300%
Net assets, ending (in thousands)		$241,254	$93,870

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2013 (z)	2012
Net asset value, beginning	$15.58	$15.46
Income from investment operations:
Net investment income	.14	.20
Net realized and unrealized gain (loss)	.05	.20
Total from investment operations	.19	.40
Distributions from:
Net investment income	(.17)	(.28)
Total distributions	(.17)	(.28)
Total increase (decrease) in net asset value	.02	.12
Net asset value, ending	$15.60	$15.58

Total return*	1.26%	2.61%
Ratios to average net assets: A
Net investment income	.88%	1.26%
Total expenses	.66%	.67%
Expenses before offsets	.66%	.67%
Net expenses	.66%	.67%
Portfolio turnover	223%	210%
Net assets, ending (in thousands)	$154,605	$81,789

	PERIODS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2011	2010	^
Net asset value, beginning	$15.81	$15.67
Income from investment operations:
Net investment income	.26	.07
Net realized and unrealized gain (loss)	(.19)	.14
Total from investment operations	.07	.21
Distributions from:
Net investment income	(.34)	(.07)
Net realized gain	(.08)	—
Total distributions	(.42)	(.07)
Total increase (decrease) in net asset value	(.35)	.14
Net asset value, ending	$15.46	$15.81

Total return*	.47%	1.35%
Ratios to average net assets: A
Net investment income	1.47%	1.69	% (a)
Total expenses	.67%	.75	% (a)
Expenses before offsets	.67%	.75	% (a)
Net expenses	.67%	.75	% (a)
Portfolio turnover	208%	62%
Net assets, ending (in thousands)	$85,987	$37,270

See notes to financial highlights.

36 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end sales charge.

^ From May 28, 2010 inception.

See notes to financial statements.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 37

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses.

38 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED)

This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED) 39

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED)

SHAREHOLDER VOTING RESULTS

A special meeting was held on September 20, 2013 by each of the portfolios below for the purpose of approving the proposed Agreement and Plan of Reorganization into the Calvert Ultra-Short Income Fund, a portfolio of The Calvert Fund. The voting results were as follows:

Portfolio	For	Against	Abstain
Calvert Money Market	43,776,306	6,617,968	3,856,741
Portfolio
Calvert Cash Reserves	113,492,490	933,315	0
Institutional Prime
Calvert First Gov’t. Money	32,623,483	8,213,316	2,732,646
Market Fund
Calvert Tax-Free Reserves	128,912,705	29,759,164	11,573,289
Money Market

Also, at the special meeting held on September 20, 2013, Calvert First Government Money Market Fund approved the Rule 12b-1 Plan of Ultra-Short Income Fund. The voting results were as follows:

Portfolio	For	Against	Abstain
Calvert First Gov’t. Money	34,892,753	4,444,116	3,584,305
Market Fund

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.

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Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

Dear Calvert Shareholder,

For the 12 months ended September 30, 2013, the global equity markets generally had a strong year, while bonds saw more mixed results. Large-cap stocks, as represented by the Russell 1000 Index, posted a healthy 20.9% return, while the smaller-cap Russell 2000 Index led with a 30.1% gain. This occurred despite political turmoil and market concerns worldwide about a forced shutdown of the U.S. government and the upcoming debt ceiling deadline.

Despite these advances, it was a challenging year for the financial markets overall. At various times, issues at home and abroad led to marked volatility in the performance of both stocks and bonds. Emerging-market performance was notably low, as fears of slowing growth in China and the Eurozone, along with continuing struggles in the Eurozone periphery, stalled regional investment. As a result, the formerly high-flying MSCI Emerging Markets Index gained only 1.3% for the period. The Barclays U.S. Credit Index, a barometer for the overall U.S. bond market, returned -1.9%.

Early in the Fall, Fed Chairman Ben Bernanke’s retirement was big news. The nomination of Vice Chair Janet Yellen as his replacement means the Fed will likely stay the course with current monetary policy. Yet, this is a historic moment for the United States, as Yellen, following Senate approval, will be the first woman to lead this critical agency.

Calvert Co-Founder Honored

I’m proud to congratulate Calvert co-founder Wayne Silby, who received the prestigious Joseph Wharton Award for Social Impact from The Alumni Club of New York, honoring his lifetime of achievement in impact investing and social entrepreneurship. Besides founding Calvert with John Guffey, Wayne is a co-founder of the Social Venture Network, Co-Chairman of the board of the Calvert Foundation, Chairman of Syntao Ltd., a CSR consultancy in Beijing, and active in other ventures in social impact and entrepreneurship.

Calvert Releases New Report on Diversity

In March, we published the latest edition of Examining the Cracks in the Glass Ceiling, which measures diversity practices of the companies that constitute the S&P 100 Index. As you know, Calvert believes companies with a diverse workforce are poised for greater success in today’s increasingly global marketplace and will enjoy greater long-term value—a view supported by a growing body of research from McKinsey, Credit Suisse, and others.

Companies in the report were rated on 10 indicators: EEO policy, internal diversity initiatives, external diversity initiatives, scope of diversity initiatives, family-friendly benefits, demographic disclosure of employees (EEO-1), highest-paid executives, board diversity,

4 www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT

director selection criteria, and overall corporate commitment. The highest-rated companies were Citigroup, Merck, The Coca-Cola Company, and J.P. Morgan Chase, all scoring at least 95 points or more out of 100. We hold these companies in a number of our Calvert portfolios.

While some progress has been achieved in corporate diversity practices since our last assessment in 2010, the S&P 100 companies are largely failing to translate progressive practices into increased promotion rates for women and minority employees. For example, women are now hired as often as men. However, more than half of the S&P 100 companies lack diversity among their highest-paid senior executive positions. And women still only represent 19% of board members among these large-cap companies. Much remains to be done, which is why we continue to work with a number of international, multi-stakeholder groups on these issues, as well as conduct advocacy work with individual companies.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. As always, we thank you for investing with Calvert.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 5

Performance

For the 12-month period ended September 30, 2013, the Calvert Government Fund (Class A shares at NAV) returned -3.08%. Its benchmark, the Barclays U.S. Government Index, returned -1.98% for the same period. The portfolio’s relative underperformance was largely due to overweight positions in U.S. agencies and intermediate-term bonds, which generally underperformed.

Market Review

The U.S. fixed-income market was buffeted by the decisions of monetary and fiscal policymakers throughout the reporting period, and the U.S. economy continued on its slow recovery trend. During the first six months, tax hikes and deep spending cuts (the “sequester”) created a drag on the U.S. economy, contributing to a poor growth rate of 0.6% annualized.1 In the second half, the economy logged an estimated 2.3% growth pace.2 For the entire 12 months, the U.S. economy likely grew in the neighborhood of 1.5%, less than half the 50-year average U.S. economic growth rate. The Federal Reserve’s (the Fed) inflation barometer ran at 1.2% annualized, well below the long-term comfort range of 2.0 to 2.25%.3 The unemployment rate posted a 0.5% decline, finishing the period at a relatively high 7.3%.4

6 www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT

CALVERT
GOVERNMENT FUND
SEPTEMBER 30, 2013

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Corporate	8.4%
Financial Institutions	6.8%
Industrial	1.6%
Government Related	21.0%
Agency	21.0%
Securitized	11.4%
Asset-Backed Securities	3.5%
Collateralized Mortgage
Obligations	0.5%
Commercial Mortgage-
Backed Securities	6.7%
Mortgage-Backed
Passthrough	0.7%
Short-Term Investments	1.6%
Treasury	57.6%
Total	100%

CALVERT
GOVERNMENT FUND
SEPTEMBER 30, 2013

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	9/30/13	9/30/13
Class A	-2.81%	-3.08%
Class C	-3.27%	-4.10%
Class I	-2.61%	-2.85%

Barclays U.S.
Government
Index	-1.76%	-1.98%

Lipper
General U.S.
Government
Funds Average	-2.67%	-3.25%

	30 DAYS ENDED
SEC YIELD	9/30/12	9/30/13
Class A	0.22%	1.01%
Class C	-0.75%	0.04%
Class I	0.53%	1.37%

* Investment performance/return of NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

There were several monetary policy decisions that moved the bond market. In September 2012, the Fed responded to slower growth, announcing bond purchases of $40 billion per month of mortgage-backed securities (called “QE3”). In December 2012, the Fed expanded QE3 by purchasing an additional $45 billion per month of Treasury securities. In late

May, however, the Fed discussed a possible reduction in the $85 billion pace of bond purchasing.

As years of Fed quantitative-easing purchases reduced the pool of government bonds, fixed-income investors were forced to search for higher-yielding bonds. This drove high-yield corporate bond yields to a record low of 5.24% in May.5 The Fed’s May and June suggestions that the pace of QE3 would be tapered, however, led to market expectation for less future demand for U.S. government bonds, which led to higher intermediate and long-term interest rates. The ten-year Treasury yield reached 3% in early September.

Soon thereafter, however, faced with greater uncertainty about fiscal policy and tighter financial conditions, the Fed chose to continue the $85 billion QE3 pace. This surprised global markets and yields came off their highs. At the end of the reporting period, markets braced for the first government shutdown in 17 years and a battle over raising the

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 7

U.S. debt limit. Market and economic uncertainty was on the rise.

Over the reporting period, the benchmark 10-year Treasury yield increased 99 basis points6 to 2.64%. The broad bond-market Barclays U.S. Aggregate Index declined 1.7% for the 12-month period.

Portfolio Strategy

Throughout the reporting period, the Fund navigated a challenging fixed-income climate. The Fund’s overweight to government agencies and yield-curve positioning were key drivers of underperformance. Government agency securities underper-formed comparable-duration Treasuries, causing the Fund’s overweight position to agencies to underperform. Its overweight to the intermediate part of the yield curve also contributed to underperformance, as this part of the curve led the sell-off in bonds as interest rates rose in 2013. Partly compensating for this has been strong performance in the Fund’s opportunistic allocation to out-of-benchmark, high-quality corporate and securitized7 securities.

CALVERT
GOVERNMENT FUND
SEPTEMBER 30, 2013

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	-6.80%
Since inception (12/31/2008)	3.69%

CLASS C SHARES	(WITH MAX. LOAD)
One year	-5.18%
Since inception (12/31/2008)	3.51%

CLASS I SHARES*
One year	-2.85%
Since inception (12/31/2008)	4.68%

* Calvert Government Fund first offered Class I shares on April 29, 2011. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.

We continue to keep the duration8 of the Fund shorter than that of the benchmark, which was a positive contributor during the reporting period. Maintaining a short relative duration should help mitigate some of the negative price effects of a sudden increase in interest rates. At the end of the reporting period, the duration of the Fund was 4.24 years and the duration of the benchmark was 4.93 years.

The Fund also uses Treasury futures to hedge its interest-rate and yield curve positions. This futures strategy positively impacted the Fund’s performance by 63 basis points.

Outlook

Looking ahead, we expect the economy to continue its modest growth, with low inflation and an improving but soft labor recovery trend. Fiscal and monetary policy uncertainties, including the continued threat of another government shutdown, the recurring debt ceiling debate, and the appointment and confirmation of a new Fed chair, continue to be major headwinds in the near future.

Given our outlook for the economy and restrictive and uncertain fiscal policy, we expect the Fed will not initiate the taper of QE3 until December 2013 or early 2014. We also expect the Fed will further guide the markets not to expect a hike in the policy target rates until at least late in 2015.

8 www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.37%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 9

In view of our not-so-bullish macroeconomic and policy outlook, we continue to think that interest rates, especially on the short-to-intermediate part of the yield curve, should remain well anchored. We remain bullish on those sectors offering attractive yields relative to Treasury bonds, including high-quality investment-grade corporate bonds, well enhanced collateralized mortgage-backed securities (CMBS) and short asset-backed securities. We believe these “spread sectors” should outperform similar-maturity Treasury bonds over the next six to 12 months. We continue to maintain a shorter overall duration versus the Index. Security selection within these spread sectors, and active management of duration and the yield curve, should be key drivers of performance going forward.

Calvert Investment Management, Inc.
October 2013

1. GDP data source: Commerce Department.

2. Per actual Q2 2013 GDP data and the Q3 consensus from the September WSJ Survey of Professional Forecasters.

3. Data source: Commerce Department. The September PCE data were not available at this writing.

4. Data source: BLS. Employment data for September were not available at this writing.

5. The effective yield of the Bank of America Merrill Lynch High Yield Master II.

6. A basis point is 0.01 percentage points.

7. Securitization involves pooling illiquid assets and transforming them into a security. One example of this is a mortgage-backed security (MBS), which is secured by collection of mortgages (also known as an asset-backed security).

8. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movement.

10 www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 11

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	4/1/13	9/30/13	4/1/13 - 9/30/13
CLASS A
Actual	$1,000.00	$971.88	$5.14
Hypothetical	$1,000.00	$1,019.85	$5.27
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$967.31	$10.06
Hypothetical	$1,000.00	$1,014.84	$10.30
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$973.88	$3.61
Hypothetical	$1,000.00	$1,021.41	$3.70
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.04%, 2.04% and 0.73% for Class A, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

12 www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Government Fund: We have audited the accompanying statement of assets and liabilities of the Calvert Government Fund (the “Fund”), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Government Fund as of September 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 13

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013

	PRINCIPAL
ASSET-BACKED SECURITIES - 3.2%	AMOUNT	VALUE
American Credit Acceptance Receivables Trust, 1.64%, 11/15/16 (e)	$58,732	$58,684
DT Auto Owner Trust, 3.05%, 8/17/15 (e)	11,951	11,962
Flagship Rail Services LLC, 3.08%, 4/15/43 (e)	194,950	192,264
Macquarie Equipment Funding Trust, 1.91%, 4/20/17 (e)	213,300	214,201
Santander Consumer Acquired Receivables Trust, 2.01%, 8/15/16 (e)	74,571	74,770
Santander Drive Auto Receivables Trust:
3.11%, 5/16/16	185,000	188,564
3.10%, 5/15/17 (e)	7,056	7,063
SVO VOI Mortgage Corp., 2.00%, 9/20/29 (e)	182,603	181,701

Total Asset-Backed Securities (Cost $933,089)		929,209

COLLATERALIZED MORTGAGE-BACKED
OBLIGATIONS (PRIVATELY ORIGINATED) - 0.3%
Springleaf Mortgage Loan Trust, 1.57%, 12/25/59 (e)(r)	89,593	88,726

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $89,582)		88,726

COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.6%
BWAY Mortgage Trust, 2.809%, 3/10/33 (e)	200,000	192,941
COMM Mortgage Trust, 0.362%, 6/15/22 (e)(r)	59,182	58,336
Commercial Mortgage Pass Through Certificates, 3.424%, 3/10/31 (e)	100,000	96,194
Extended Stay America Trust:
2.958%, 12/5/31 (e)	100,000	97,724
3.604%, 12/5/31 (e)	150,000	146,691
FHLMC Multifamily Structured Pass Through Certificates,
1.603%, 1/25/22	974,494	949,676
GS Mortgage Securities Corp. II, 1.632%, 11/8/29 (e)(r)	400,000	394,468

Total Commercial Mortgage-Backed Securities (Cost $1,956,037)		1,936,030

CORPORATE BONDS - 11.3%
American International Group, Inc., 3.375%, 8/15/20	300,000	300,183
Amgen, Inc., 5.15%, 11/15/41	100,000	97,076
Bank of America NA, 0.554%, 6/15/17 (r)	500,000	484,548
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	40,000	42,447
CVS Pass-Through Trust, 6.036%, 12/10/28	24,509	27,010
Dun & Bradstreet Corp., 3.25%, 12/1/17	50,000	50,426
Excalibur One 77B LLC, 1.492%, 1/1/25	52,685	50,126
Ford Motor Credit Co. LLC, 3.984%, 6/15/16	50,000	52,832
General Electric Capital Corp., 3.15%, 9/7/22	150,000	141,831
Goldman Sachs Group, Inc.:
2.90%, 7/19/18	150,000	151,205
3.625%, 1/22/23	100,000	95,626
JPMorgan Chase & Co., 3.20%, 1/25/23	200,000	187,103
LULWA Ltd., 1.888%, 2/15/25	240,700	232,549

14 www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Morgan Stanley, 2.125%, 4/25/18	$500,000	$487,324
SBA Tower Trust, 3.722%, 4/15/48 (e)	220,000	207,855
Tagua Leasing LLC, 1.581%, 11/16/24	377,314	359,677
VRG Linhas Aereas SA, 0.85%, 9/27/14	200,999	201,374
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	140,000	126,700

Total Corporate Bonds (Cost $3,345,318)		3,295,892

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 18.0%
Portmarnock Leasing LLC, 1.741%, 10/22/24	801,790	772,489
Private Export Funding Corp.:
4.55%, 5/15/15	1,132,000	1,209,147
2.05%, 11/15/22	2,000,000	1,814,222
Tennessee Valley Authority:
1.875%, 8/15/22	500,000	450,747
3.50%, 12/15/42	1,230,000	1,001,997

Total U.S. Government Agencies
and Instrumentalities (Cost $5,647,723)		5,248,602

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 1.2%
Fannie Mae:
3.50%, 3/1/22	179,453	190,380
5.00%, 4/25/34	77,795	82,733
Freddie Mac, 5.00%, 11/15/31	69,149	69,399

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $341,525)		342,512

U.S. TREASURY OBLIGATIONS - 57.3%
United States Treasury Bonds:
2.875%, 5/15/43	170,000	144,289
3.625%, 8/15/43	500,000	494,219
United States Treasury Notes:
0.25%, 9/30/15	320,000	319,550
0.875%, 9/15/16	1,795,000	1,808,182
1.375%, 9/30/18	4,650,000	4,671,799
2.00%, 9/30/20	7,640,000	7,634,033
2.50%, 8/15/23	1,665,000	1,648,090

Total U.S. Treasury Obligations (Cost $16,651,369)		16,720,162

TIME DEPOSIT - 1.7%
State Street Bank Time Deposit, 0.083%, 10/1/13	480,131	480,131

Total Time Deposit (Cost $480,131)		480,131

TOTAL INVESTMENTS (Cost $29,444,774) - 99.6%		29,041,264
Other assets and liabilities, net - 0.4%		130,548
NET ASSETS - 100%		$29,171,812

See notes to financial statements.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 15

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACEAMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
5 Year U.S. Treasury Notes	13	12/13	$1,573,609	$13,007
30 Year U.S. Treasury Bonds	11	12/13	1,467,125	28,275
Total Purchased				$41,282
Sold:
10 Year U.S. Treasury Notes	91	12/13	$11,501,547	($198,660)

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
LLC: Limited Liability Corporation

See notes to financial statements.

16 www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2013

ASSETS
Investments in securities, at value (Cost $29,444,774)-
see accompanying schedule	$29,041,264
Cash	7,620
Cash collateral at broker	110,191
Receivable for securities sold	14,695,279
Receivable for shares sold	24,976
Interest receivable	82,480
Other assets	17,550
Total assets	43,979,360

LIABILITIES
Payable for securities purchased	14,495,679
Payable for shares redeemed	226,969
Payable for futures variation margin	4,042
Payable to Calvert Investment Management, Inc.	16,047
Payable to Calvert Investment Administrative Services, Inc.	3,257
Payable to Calvert Investment Services, Inc.	242
Payable to Calvert Investment Distributors, Inc	6,052
Accrued expenses and other liabilities	55,260
Total liabilities	14,807,548

NET ASSETS	$29,171,812

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 786,473 shares outstanding	$13,502,279
Class C: 224,488 shares outstanding	3,843,003
Class I: 797,560 shares outstanding	13,051,795
Undistributed net investment income	854
Accumulated net realized gain (loss)	(665,231)
Net unrealized appreciation (depreciation)	(560,888)

NET ASSETS	$29,171,812

NET ASSET VALUE PER SHARE
Class A (based on net assets of $12,707,327)	$16.16
Class C (based on net assets of $3,591,622)	$16.00
Class I (based on net assets of $12,872,863)	$16.14

See notes to financial statements.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT 17

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2013

NET INVESTMENT INCOME
Investment Income:
Interest income	$695,498
Total investment income	695,498

Expenses:
Investment advisory fee	159,946
Administrative fees	51,758
Transfer agency fees and expenses	57,907
Distribution Plan expenses:
Class A	47,209
Class C	46,602
Trustees’ fees and expenses	3,760
Custodian fees	27,126
Registration fees	40,803
Reports to shareholders	17,269
Professional fees	24,413
Accounting fees	6,853
Contract services fees	20,741
Miscellaneous	15,563
Total expenses	519,950
Reimbursement from Advisor:
Class A	(76,687)
Class C	(7,098)
Class I	(24,170)
Fees paid indirectly	(42)
Net expenses	411,953

NET INVESTMENT INCOME	283,545

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(841,110)
Futures	412,685
(428,425)

Change in unrealized appreciation (depreciation) on:
Investments	(1,008,952)
Futures	(131,182)
(1,140,134)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,568,559)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($1,285,014)

See notes to financial statements.

18 www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$283,545	$257,711
Net realized gain (loss)	(428,425)	1,299,065
Change in unrealized appreciation (depreciation)	(1,140,134)	(255,261)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,285,014)	1,301,515

Distributions to shareholders from:
Net investment income:
Class A shares	(161,567)	(97,277)
Class I shares	(191,856)	(188,417)
Net realized gain:
Class A shares	(658,138)	(382,416)
Class C shares	(139,459)	(64,958)
Class I shares	(528,805)	(544,070)
Total distributions	(1,679,825)	(1,277,138)

Capital share transactions:
Shares sold:
Class A shares	9,188,697	16,885,841
Class C shares	1,540,939	3,406,797
Class I shares	4,023,245	3,717,611
Reinvestment of distributions:
Class A shares	794,343	465,954
Class C shares	131,083	54,191
Class I shares	720,661	732,488
Redemption fees:
Class A shares	2,699	1,470
Class C shares	1	62
Class I shares	403	65
Shares redeemed:
Class A shares	(16,608,694)	(10,027,575)
Class C shares	(2,238,748)	(1,073,025)
Class I shares	(10,402,108)	(7,001,604)
Total capital share transactions	(12,847,479)	7,162,275

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,812,318)	7,186,652

NET ASSETS
Beginning of year	44,984,130	37,797,478
End of year (including undistributed net investment income
of $854 and $2,198, respectively)	$29,171,812	$44,984,130

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	SEPTEMBER 30,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2013	2012
Shares sold:
Class A shares	545,828	985,833
Class C shares	92,485	199,815
Class I shares	245,212	216,723
Reinvestment of distributions:
Class A shares	47,245	27,493
Class C shares	7,844	3,222
Class I shares	42,962	43,215
Shares redeemed:
Class A shares	(1,004,572)	(588,570)
Class C shares	(138,415)	(63,345)
Class I shares	(630,041)	(408,881)
Total capital share activity	(791,452)	415,505

See notes to financial statements.

20 www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Government Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers three classes of shares of beneficial interest - Classes A, C, and I. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A Shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

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Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy.

For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash

22 www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT

flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-backed securities	-	$929,209	-	$929,209
Corporate debt	-	3,295,892	-	3,295,892
Collateralized mortgage-backed	-	88,726	-	88,726
obligations
Commercial mortgage-backed	-	1,936,030	-	1,936,030
securities
U.S. government obligations	-	22,311,276	-	22,311,276
Other debt obligations	-	480,131	-	480,131
TOTAL	-	$29,041,264	-	$29,041,264
Other financial instruments**	($157,378)	-	-	($157,378)

* For a complete listing of investments, please refer to the Schedule of Investments.

** Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a finan-

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cial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury Notes and Bond futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Schedule of Investments.

During the year, the Fund invested in 2 year, 5 year, 10 year, and 30 year U.S. Treasury Notes and Bond futures. The volume of outstanding contracts has varied throughout the year with a weighted average of 18 contracts and $879,793 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported

24 www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT

amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund had an arrangement with the custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits were used to reduce the Fund’s expenses. This arrangement was suspended on January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40% of the Fund’s average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2014. The contractual expense cap is 1.04%, 2.04%, and .73% for Class A, C, and I, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. To the extent any expense offset credits were earned, the Advisor’s obligation under the contractual limitation may have been reduced and the Advisor may have benefited from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .15% for Classes A and C and .10% for Class I based on their average daily net assets.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The

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expenses paid may not exceed .25% and 1.00% annually of the Fund’s average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class I shares do not have Distribution Plan expenses.

CID received $7,205 as its portion of the commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2013.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $4,553 for the year ended September 30, 2013. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $29,925,378 and $41,852,917, respectively. U.S. government security purchases and sales were $165,251,400 and $167,771,973, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2013, such purchase and sales transactions were $1,500,000 and $11,675,000, respectively.

The Fund intends to elect to defer net capital losses of $781,221 incurred from November 1, 2012 through September 30, 2013 and treat them as arising in the fiscal year ending September 30, 2014.

The tax character of dividends and distributions paid during the years ended September 30, 2013 and September 30, 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary income	$1,380,189	$1,001,346
Long-term capital gain	299,636	275,792
Total	$1,679,825	$1,277,138

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As of September 30, 2013, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$148,371
Unrealized (depreciation)	(572,807)
Net unrealized appreciation/(depreciation)	($424,436)
Undistributed ordinary income	$854
Federal income tax cost of investments	$29,465,700

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, Section 1256 contracts, and deferral of post-October capital losses.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to investments in asset-backed securities and tax-exempt income.

Undistributed net investment income	$68,534
Accumulated net realized gain (loss)	(68,584)
Paid-in capital	50

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2013. For the year ended September 30, 2013, borrowings by the Fund under the agreement were as follows:

AVERAGE DAILY	WEIGHTED AVERAGE	MAXIMUM AMOUNT	MONTH OF MAXIMUM
BALANCE	INTEREST RATE	BORROWED	AMOUNT BORROWED
$54,838	1.40%	$2,499,049	October 2012

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NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of September 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

28 www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2013 (z)	2012	2011
Net asset value, beginning	$17.32	$17.31	$16.63
Income from investment operations:
Net investment income	.12	.09	.15
Net realized and unrealized gain (loss)	(.63)	.45	.92
Total from investment operations	(.51)	.54	1.07
Distributions from:
Net investment income	(.15)	(.10)	(.16)
Net realized gain	(.50)	(.43)	(.23)
Total distributions	(.65)	(.53)	(.39)
Total increase (decrease) in net asset value	(1.16)	.01	.68
Net asset value, ending	$16.16	$17.32	$17.31

Total return*	(3.08%)	3.21%	6.58%
Ratios to average net assets:A
Net investment income	.70%	.55%	.95%
Total expenses	1.45%	1.37%	1.89%
Expenses before offsets	1.04%	1.04%	1.04%
Net expenses	1.04%	1.04%	1.04%
Portfolio turnover	497%	311%	668%
Net assets, ending (in thousands)	$12,707	$20,753	$13,387

		PERIODS ENDED
		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES		2010	2009	#
Net asset value, beginning		$16.14	$15.00
Income from investment operations:
Net investment income		.26	.06
Net realized and unrealized gain (loss)		.88	1.14
Total from investment operations		1.14	1.20
Distributions from:
Net investment income		(.24)	(.06)
Net realized gain		(.41)	—
Total distributions		(.65)	(.06)
Total increase (decrease) in net asset value		.49	1.14
Net asset value, ending		$16.63	$16.14

Total return*		7.31%	7.98%
Ratios to average net assets:A
Net investment income		1.60%	.63	% (a)
Total expenses		3.81%	5.67	% (a)
Expenses before offsets		1.05%	1.04	% (a)
Net expenses		1.04%	1.04	% (a)
Portfolio turnover		401%	428	%***
Net assets, ending (in thousands)		$3,951	$1,881

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		YEARS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2013 (z)	2012	2011
Net asset value, beginning	$17.18	$17.25	$16.58
Income from investment operations:
Net investment income (loss)	(.05)	(.05)	**
Net realized and unrealized gain (loss)	(.63)	.41	.90
Total from investment operations	(.68)	.36	.90
Distributions from:
Net investment income	—	—	**
Net realized gain	(.50)	(.43)	(.23)
Total distributions	(.50)	(.43)	(.23)
Total increase (decrease) in net asset value	(1.18)	(.07)	.67
Net asset value, ending	$16.00	$17.18	$17.25

Total return*	(4.10%)	2.15%	5.55%
Ratios to average net assets:A
Net investment income (loss)	(.29%)	(.47%)	(.03%)
Total expenses	2.19%	2.20%	2.76%
Expenses before offsets	2.04%	2.04%	2.04%
Net expenses	2.04%	2.04%	2.04%
Portfolio turnover	497%	311%	668%
Net assets, ending (in thousands)	$3,592	$4,511	$2,119

		PERIODS ENDED
		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES		2010	2009	#
Net asset value, beginning		$16.10	$15.00
Income from investment operations:
Net investment income		.09	**
Net realized and unrealized gain (loss)		.89	1.10
Total from investment operations		.98	1.10
Distributions from:
Net investment income		(.09)	—
Net realized gain		(.41)	—
Total distributions		(.50)	—
Total increase (decrease) in net asset value		.48	1.10
Net asset value, ending		$16.58	$16.10

Total return*		6.25%	7.33%
Ratios to average net assets:A
Net investment income		.37%	.03	% (a)
Total expenses		7.13%	41.41	% (a)
Expenses before offsets		2.05%	2.04	% (a)
Net expenses		2.04%	2.04	% (a)
Portfolio turnover		401%	428	%***
Net assets, ending (in thousands)		$1,154	$143

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
	SEPTEMBER 30,	SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2013 (z)	2012	2011	##
Net asset value, beginning	$17.31	$17.30	$16.74
Income from investment operations:
Net investment income	.17	.15	.08
Net realized and unrealized gain (loss)	(.64)	.44	.56
Total from investment operations	(.47)	.59	.64
Distributions from:
Net investment income	(.20)	(.15)	(.08)
Net realized gain	(.50)	(.43)	—
Total distributions	(.70)	(.58)	(.08)
Total increase (decrease) in net asset value	(1.17)	.01	.56
Net asset value, ending	$16.14	$17.31	$17.30

Total return*	(2.85%)	3.55%	3.86%
Ratios to average net assets:A
Net investment income	1.01%	.86%	1.19	% (a)
Total expenses	.88%	.79%	1.06	% (a)
Expenses before offsets	.73%	.73%	.73	% (a)
Net expenses	.73%	.73%	.73	% (a)
Portfolio turnover	497%	311%	668	%***
Net assets, ending (in thousands)	$12,873	$19,720	$22,292

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $.01 per share.

*** Portfolio turnover is not annualized for periods of less than one year.

# From December 31, 2008 inception.

## From April 29, 2011 inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also

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shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED) 33

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34 www.calvert.com CALVERT GOVERNMENT FUND ANNUAL REPORT (UNAUDITED)

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that M. Charito Kruvant, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/12		Fiscal Year ended 9/30/13
	$	%*	$	% *

(a) Audit Fees	$621,827		$108,680
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$16,920	0%	$17,520	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$638,747	0%	$126,200	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/12		Fiscal Year ended 9/30/13
$	%*	$	% *
$10,000	0%*	$292,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the registrant’s Code of Ethics.

            Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 3, 2013

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: December 3, 2013

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: December 3, 2013